UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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SAREPTA THERAPEUTICS, INC.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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215 First Street

Suite 7

Cambridge, MA 02142

www.sareptatherapeutics.com

April 30, 2013

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Sarepta Therapeutics, Inc., which will be held on Tuesday, June 4, 2013, at 10:00 a.m., local time, at the Royal Sonesta Hotel at 40 Edwin H. Land Blvd., Cambridge, MA 02142 for the following purposes:

1. to elect as Group II directors to hold office until the 2015 annual meeting of shareholders, or until their successors are earlier elected, the following three nominees: M. Kathleen Behrens, Ph.D., Anthony Chase and John Hodgman;

2. to approve a proposal to change our state of incorporation from Oregon to Delaware;

3. to approve the amendment and restatement of the 2011 Equity Incentive Plan;

4. to approve a new 2013 Employee Stock Purchase Plan;

5. to approve an advisory vote on named executive officer compensation;

6. to ratify the selection of KPMG LLP as our independent registered public accounting firm for the current year ending December 31, 2013; and

7. to transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

The accompanying Notice of Meeting and Proxy Statement describe these matters. We urge you to read this information carefully.

The board of directors unanimously believes that election of its nominees for directors, approval of the proposal to change our state of incorporation from Oregon to Delaware, approval of the amendment and restatement of the 2011 Equity Incentive Plan, approval of a new 2013 Employee Stock Purchase Plan, approval, on an advisory basis, of the compensation of our named executive officers, and ratification of its selection of KPMG LLP as our independent registered public accounting firm are in our best interests and that of our shareholders, and, accordingly, recommends a vote FOR election of the three nominees for directors, FOR the approval of the proposal to change our state of incorporation from Oregon to Delaware, FOR the amendment and restatement of the 2011 Equity Incentive Plan, FOR a new 2013 Employee Stock Purchase Plan, FOR the approval, on an advisory basis, of the compensation of our named executive officers, and FOR the ratification of the selection of KPMG LLP as our independent registered public accountants.

In addition to the business to be transacted as described above, management will speak on our developments of the past year and respond to comments and questions of general interest to shareholders.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may vote on the Internet, by telephone or by completing and mailing a proxy card or the form forwarded by your bank, broker or other holder of record. Voting over the Internet, by telephone or by written proxy will ensure your shares are represented at the Annual Meeting. Please review the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record regarding each of these voting options.

On behalf of the Board of Directors, I would like to express our appreciation for your support of the Company.

Sincerely,

Christopher Garabedian,
President, Chief Executive Officer and Director

215 First Street

Suite 7

Cambridge, MA 02142

www.sareptatherapeutics.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Tuesday, June 4, 2013

To the Shareholders of Sarepta Therapeutics, Inc.:

NOTICE IS HEREBY GIVEN that the 2013 annual meeting of shareholders (the “Annual Meeting”) of Sarepta Therapeutics, Inc., an Oregon corporation, will be held on Tuesday, June 4, 2013 at 10:00 a.m., local time, at the Royal Sonesta Hotel at 40 Edwin H. Land Blvd., Cambridge, MA 02142 for the following purposes:

1. to elect as Group II directors to hold office until the 2015 annual meeting of shareholders, or until their successors are earlier elected, the following three nominees: M. Kathleen Behrens, Ph.D., Anthony Chase and John Hodgman;

2. to approve a proposal to change our state of incorporation from Oregon to Delaware;

3. to approve the amendment and restatement of the 2011 Equity Incentive Plan;

4. to approve a new 2013 Employee Stock Purchase Plan;

5. to approve an advisory vote on named executive officer compensation;

6. to ratify the selection of KPMG LLP as our independent registered public accounting firm for the current year ending December 31, 2013; and

7. to transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. We are not aware of any other business to come before the meeting.

The board of directors has fixed the close of business on April 8, 2013 as the record date for the determination of shareholders entitled to notice of, and to vote at, this Annual Meeting and at any continuation, postponement or adjournment thereof. A list of shareholders will be available for inspection by our shareholders at our principal executive offices at 215 First Street, Suite 7, Cambridge, MA 02142 beginning two business days after notice of the Annual Meeting is given and continuing through the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on Tuesday, June 4, 2013: the Proxy Statement for the Annual Meeting and the Annual Report to Shareholders for the year ended December 31, 2012 are available at http://www.edocumentview.com/SRPT.

By Order of the Board of Directors,

David Tyronne Howton
Senior Vice President, General Counsel and Corporate Secretary

Cambridge, MA

April 30, 2013

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. IF YOU PLAN TO ATTEND, PLEASE NOTIFY US BY CONTACTING INVESTOR RELATIONS AT (857) 242-3700 OR INVESTORRELATIONS@SAREPTATHERAPEUTICS.COM.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. YOU ALSO MAY VOTE YOUR SHARES ON THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD.

EVEN IF YOU HAVE PROVIDED US WITH YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

TABLE OF CONTENTS (CONTINUED)

215 First Street

Suite 7

Cambridge, MA 02142

www.sareptatherapeutics.com

PROXY STATEMENT

FOR

THE SAREPTA THERAPEUTICS 2013 ANNUAL MEETING OF SHAREHOLDERS

INFORMATION CONCERNING VOTING AND SOLICITATION

General

The board of directors of Sarepta Therapeutics, Inc. (the “Company”) is soliciting your proxy to vote at the 2013 annual meeting of shareholders (the “Annual Meeting”) to be held on Tuesday, June 4, 2013, at 10:00 a.m., local time, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Annual Meeting. The Annual Meeting will be held at the Royal Sonesta Hotel at 40 Edwin H. Land Blvd., Cambridge, MA 02142. We intend to mail this Proxy Statement, together with the accompanying Proxy Card, to those shareholders entitled to vote at the Annual Meeting for the first time on or about April 30, 2013. In the mailing, we will include copies of our Annual Report to shareholders for the year ended December 31, 2012. Proxies are solicited to give all shareholders of record an opportunity to vote on matters properly presented at the Annual Meeting.

Who Can Vote

You are entitled to vote at the Annual Meeting if you were a shareholder of record of our common stock, $0.0001 par value per share, as of the close of business on April 8, 2013. Your shares may be voted at the Annual Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

At the close of business on April 8, 2013, 31,895,731 shares of our common stock were outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter presented. There is no cumulative voting. A majority of the outstanding shares of our common stock entitled to vote, present in person or represented by proxy, will constitute a quorum at the annual meeting. If less than a majority of the outstanding shares entitled to vote are represented at the annual meeting, a majority of the shares present at the annual meeting may adjourn the annual meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the annual meeting before an adjournment is taken.

Proxy Card and Revocation of Proxy

You may vote by completing and mailing the enclosed proxy card. If you sign the proxy card but do not specify how you want your shares to be voted, your shares will be voted by the proxy holders named in the enclosed proxy (i) in favor of the election of the three director nominees named in this proxy statement, (ii) in favor of the proposal to change our state of incorporation from Oregon to Delaware; (iii) in favor of the amendment and restatement to the 2011 Equity Incentive Plan; (iv) in favor of the 2013 Employee Stock

Purchase Plan; (iv) in favor of the approval of the compensation of our named executive officers, and (v) in favor of ratification of the selection of KPMG LLP as our independent registered public accountants for the year ending December 31, 2013. In their discretion, the proxy holders named in the enclosed proxy are authorized to vote on any other matters that may properly come before the annual meeting and at any continuation, postponement or adjournment thereof. The board of directors knows of no other items of business that will be presented for consideration at the annual meeting other than those described in this proxy statement. In addition, no other shareholder proposal or nomination was received on a timely basis, so no such matters may be brought to a vote at the annual meeting.

If you vote by proxy, you may revoke that proxy at any time before it is voted at the Annual Meeting. Shareholders of record may revoke a proxy by sending to our corporate secretary at our principal executive office at 215 First Street, Suite 7, Cambridge, MA 02142, a written notice of revocation, by submitting another properly completed proxy over the Internet, by telephone or by mail bearing a later date or by attending the annual meeting in person and voting in person. Attendance at the annual meeting will not, by itself, revoke a proxy. In order to be effective, all revocations or later-filed proxies delivered by mail must be delivered to us at our Cambridge, Massachusetts address not later than 5:00 p.m. local time on the business day prior to the day of the Annual Meeting.

If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you should have received a voting instruction card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction card to ensure that your vote is counted. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form. You may also change your vote by submitting new voting instructions to your bank, broker or other nominee. Please note that if your shares are held of record by a broker, bank or other nominee, and you decide to attend and vote at the annual meeting, your vote in person at the annual meeting will not be effective unless you present a legal proxy, issued in your name from the record holder, your broker, bank or other nominee.

Voting of Shares

Shareholders of record as of the close of business on April 8, 2013 are entitled to one vote for each share of our common stock held on all matters to be voted upon at the annual meeting. You may vote by attending the annual meeting and voting in person. You also may vote by proxy via the Internet or by completing and mailing the enclosed proxy card or the form forwarded by your bank, broker or other holder of record. You may also vote by telephone by calling the toll-free number found on the proxy card. The Internet and telephone voting facilities will close at 11:59 p.m., Eastern Time, on June 3, 2013. Shareholders who vote through the Internet or by telephone, should be aware that they may incur costs to access the Internet, such as usage charges from telephone companies or Internet service providers and that these costs must be borne by the shareholder. Shareholders who vote by Internet or telephone need not return a proxy card or the form forwarded by your bank, broker or other holder of record by mail. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the annual meeting, and not revoked or superseded, will be voted at the annual meeting in accordance with the instructions indicated on those proxies. Under Oregon law, shareholders are not entitled to dissenter’s rights with respect to any of the proposals set forth in this proxy statement. YOUR VOTE IS IMPORTANT.

Required Vote

Proposal 1: The affirmative vote of a plurality, or the largest number, of the shares of common stock present in person or by proxy at the meeting and entitled to vote is required for the election of each director. This means that the three director nominees who receive the highest number of affirmative “FOR” votes will be elected to the board.

Proposal 2: The affirmative vote of the holders of a majority of the outstanding shares of our common stock will be required to approve this proposal. As a result, abstentions, broker “non-votes” or the failure to submit a proxy or vote in person at the annual meeting of shareholders will have the same effect as a vote against the proposal.

Proposals 3, 4 and 6: The votes cast in favor must exceed the votes cast against for these proposals to be approved. Abstentions and broker non-votes, if any, will not have any effect on the results of these votes.

Proposal 5: Because this proposal asks for a non-binding, advisory vote, there is no “required vote” that would constitute approval. We value the opinions expressed by our shareholders in this advisory vote, and our compensation committee, which is responsible for overseeing and administering our executive compensation programs, will consider the outcome of the vote when designing our compensation programs and making future compensation decisions for our named executive officers. Abstentions and broker non-votes, if any, will not have any effect on the results of those deliberations.

Counting of Votes

Proposal 1: You may either vote “FOR” or “WITHHOLD” for each nominee for the board.

Proposals 2, 3, 4, 5 and 6: You may vote “FOR,” “AGAINST” or “ABSTAIN” on these proposals.

A representative of Computershare Shareowner Services LLC, our transfer agent, will tabulate votes and act as the independent inspector of election. All votes will be tabulated by the inspector of election, who will separately tabulate affirmative and negative votes, abstentions and broker “non-votes.” Shares held by persons attending the annual meeting but not voting, shares represented by proxies that reflect abstentions as to a particular proposal and broker “non-votes” will be counted as present for purposes of determining a quorum.

Effect of Not Casting Your Vote

If you are a shareholder of record and you sign the proxy card but do not specify how you want your shares to be voted, your shares will be voted by the proxy holders in the manner recommended by the board of directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting. The board of directors knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in this proxy statement. In addition, no other shareholder proposal or nomination was received on a timely basis, so no such matters may be brought to a vote at the Annual Meeting.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a broker “non-vote.”

The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2013 (Proposal 6) is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker “non-votes” are expected for Proposal 6.

The election of directors (Proposal 1), the proposal to reincorporate in Delaware (Proposal 2), the approval of the amendment and restatement of the 2011 Equity Incentive Plan (Proposal 3), the approval of a new 2013 Employee Stock Purchase Plan (Proposal 4) and the advisory vote to approve executive compensation (Proposal 5) are matters considered non-routine under applicable rules. If you do not provide voting instructions to your broker or other nominee on these non-routine items (Proposals 1, 2, 3 4 and 5), such shares cannot be voted and will be considered broker “non-votes.” For Proposal 2, because a majority of our outstanding shares must approve the proposal to change our state of incorporation from Oregon to Delaware, abstentions, broker non-votes and the failure to submit a proxy or vote in person have the same effect as a vote “against” the proposal.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. If properly requested, copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our common stock in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or employees. No additional compensation will be paid to our directors, officers or employees for such services. We also have retained Computershare Shareowner Services LLC to assist us in the solicitation of proxies by mail, telephone, facsimile, e-mail and personal solicitation and to contact brokerage houses and other nominees, fiduciaries and custodians to request that such entities forward soliciting materials to beneficial owners of our common stock. We anticipate that the costs associated with retaining Computershare and its affiliates will not exceed $23,500. A list of shareholders will be available for inspection by our shareholders at our principal executive offices at 215 First Street, Suite 7, Cambridge, MA 02142 beginning two business days after notice of the annual meeting is given and continuing through the meeting.

Shareholder Proposals for the 2014 Annual Meeting

Shareholder proposals submitted for inclusion in our proxy materials for our 2014 annual meeting of shareholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received at our principal executive offices no later than the close of business on December 31, 2013 provided that if the date of the annual meeting is earlier than May 5, 2014 or later than July 4, 2014, the deadline is a reasonable time before we begin to print and send our proxy materials for next year’s annual meeting. Shareholders who do not wish to use the mechanism provided by the rules of the Securities and Exchange Commission (the “SEC”) in proposing a matter for action at the next annual meeting must notify us in writing of the proposal and the information required by the provisions of our bylaws dealing with advance notice of shareholder proposals and director nominations. To be timely, a shareholder’s written notice must be delivered to or mailed and received at our principal executive offices no later than the close of business on January 30, 2014 and no earlier than December 31, 2013.

Attending the Annual Meeting

Our annual meeting will begin promptly at 10:00 a.m., local time, on Tuesday, June 4, 2013, at the Royal Sonesta Hotel at 40 Edwin H. Land Blvd., Cambridge, MA 02142.

All shareholders should be prepared to present photo identification for admission to the annual meeting. Admission will be on a first-come, first-served basis. If you are a beneficial shareholder and hold your shares in “street name,” you will be asked to present proof of ownership of your shares as of the record date. Examples of acceptable evidence of ownership include your most recent brokerage statement showing ownership of shares prior to the record date or a photocopy of your voting instruction form. Persons acting as proxies must bring a valid proxy from a shareholder of record as of the record date. Your late arrival or failure to comply with these procedures could affect your ability to participate in the annual meeting.

Householding of Proxy Materials

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one set of our proxy materials unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. We believe this will provide greater convenience for our shareholders, as well as cost savings for us, by reducing the number of duplicate documents that are sent to your home.

Shareholders who participate in householding will continue to receive separate proxy cards. Householding will not in any way affect your rights as a shareholder.

If you are eligible for householding and currently receive multiple copies of our proxy materials with other shareholders of record with whom you share an address or if you hold stock in more than one account, and in either case you wish to receive only a single copy of these documents for your household, please contact our corporate secretary at 215 First Street, Suite 7, Cambridge, MA 02142 at (857) 242-3700.

If you participate in householding and wish to receive a separate copy of our Annual Report on Form 10-K or this proxy statement, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact our corporate secretary at the address or telephone number indicated above and we will promptly deliver to you separate copies of these documents.

Beneficial shareholders can request information about householding from their banks, brokers, or other holders of record.

SAREPTA THERAPEUTICS, INC. DIRECTORS AND EXECUTIVE OFFICERS

Directors, Director Nominees and Executive Officers

The following table sets forth certain information with respect to the current directors, director nominees and executive officers of our Company:

Name	Age	Position(s) (4)
Executive Officers
Christopher Garabedian	46	President, Chief Executive Officer and Group I Director
Edward M. Kaye, M.D.	64	Senior Vice President, Chief Medical Officer
Sandesh Mahatme	48	Senior Vice President, Chief Financial Officer
David Tyronne Howton	41	Senior Vice President, General Counsel and Corporate Secretary
Jayant Aphale, Ph.D.	52	Senior Vice President, Technical Operations
Non-Employee Directors
William Goolsbee (1)(2)	59	Chairman of the Board of Directors and Group I Director
Gil Price, M.D. (1)(3)	57	Group I Director
Hans Wigzell, M.D., Ph.D.	74	Group I Director
M. Kathleen Behrens, Ph.D. (1)(3)	60	Group II Director
Anthony Chase (2)(3)	58	Group II Director
John Hodgman (1)(2)	58	Group II Director

(1)	Member of the compensation committee.
(2)	Member of the audit committee.
(3)	Member of the nominating and corporate governance committee.
(4)	The terms of Group II Directors expire as of the date of the 2013 annual meeting, and the terms of Group I Directors expire as of the date of the 2014 annual meeting.

Christopher Garabedian has been a member of our board of directors since June 2010 and our President and Chief Executive Officer since January 2011. Mr. Garabedian served as Vice President of Corporate Strategy for Celgene Corporation, a publicly-traded integrated global biopharmaceutical company, from July 2007 to December 2010, where he was responsible for assessing all potential business development transactions. From November 2005 to June 2007, Mr. Garabedian served as an independent consultant to early-stage biopharmaceutical companies. From 1997 to 1998 and from 1999 to November 2005, Mr. Garabedian worked at Gilead Sciences, Inc., a publicly-traded biopharmaceutical company, where he served in a number of global leadership roles, including as Vice President of Corporate Development, Vice President of Marketing, and Vice President of Medical Affairs. While at Gilead Sciences, Mr. Garabedian’s responsibilities included managing corporate development initiatives, including portfolio review and planning, mergers and acquisitions and in-licensing activities, and leading four global product launches. Mr. Garabedian also held various commercial roles at COR Therapeutics, Inc. from 1998 to 1999 and at Abbott Laboratories from 1994 to 1997. He started his biopharmaceutical career as a consultant with Migliara/Kaplan Associates from 1991 to 1994. Our corporate governance and nominating committee believes that Mr. Garabedian’s qualifications for membership on the board of directors include his previous experience serving in leadership positions within the biopharmaceutical industry and his position as our President and Chief Executive Officer. Mr. Garabedian’s corporate vision and operational knowledge provide strategic guidance to our management team and our board of directors. Mr. Garabedian received his B.S. in marketing from the University of Maryland.

Edward M. Kaye, Ph.D., has served as our Senior Vice President, Chief Medical Officer since June 2011. Dr. Kaye was Group Vice President of Clinical Development at Genzyme Corporation, a biotechnology company, from April 2007 to June 2011, where he supervised the clinical research in the lysosomal storage disease programs and in the genetic neurological disorders. Prior to this, Dr. Kaye held various roles at Genzyme Corporation since 2001, including Vice President of Medical Affairs for Lysosomal Storage Diseases, Vice President of Clinical Research and Interim Head of PGH Global Medical Affairs. Dr. Kaye earned his B.S. in Biology from Loyola University and earned his M.D. at Loyola University Stritch School of Medicine. He received his Pediatric training at Loyola University Hospital, Child Neurology training at the Boston City Hospital, Boston University, and completed his training as a Neurochemical Research Fellow (Geriatric Fellow) at the Bedford VA Hospital, Boston University. Dr. Kaye was head of the section of Neurometabolism, Pediatric Neurology at The Floating Hospital for Children (Tufts University) and research fellow in gene therapy at the Massachusetts General Hospital until 1996 when he moved to Philadelphia to become Chief of Pediatric Neurology and Director of the Barnett Mitochondrial Laboratory at St. Christopher’s Hospital for Children. In 1998, Dr. Kaye accepted the appointment as Chief of Biochemical Genetics at the Children’s Hospital of Philadelphia and Associate Professor of Neurology and Pediatrics at the University Of Pennsylvania School Of Medicine until moving to Genzyme Corporation at the end of 2001. Dr. Kaye continues as a Neurological Consultant at the Children’s Hospital of Boston and is on the editorial boards of a number of journals including Journal of Child Neurology and Pediatric Neurology. He also previously served on the board of Annals of Neurology. Dr. Kaye is also on the Medical/Scientific Advisory Boards of the United Leukodystrophy Foundation, Spinal Muscular Atrophy Foundation, CureCMD, CureDuchenne, and the Prize4Life.

Sandesh Mahatme has served as our Senior Vice President, Chief Financial Officer since November 2012. From January 2006 to November 2012, Mr. Mahatme worked at Celgene Corporation, a biopharmaceutical company, where he served in various roles, including Senior Vice President of Corporate Development, Corporate Treasurer and Senior Vice President of Tax. While at Celgene, Mr. Mahatme built the treasury and tax functions before establishing the Corporate Development Department, focused on strategic, targeted initiatives including emerging markets, acquisitions and licensing and strategic planning. Prior to working at Celgene, Mr. Mahatme worked for Pfizer Inc., a pharmaceutical company, for eight and a half years in senior roles in Business Development and Corporate Tax. Mr. Mahatme started his career at Ernst & Young LLP where he advised multinational corporations on a broad range of transactions. Mr. Mahatme holds Master of Laws (LL.M.) degrees from Cornell Law School and NYU School of Law and is a member of the New York State Bar Association.

David Tyronne Howton has served as our Senior Vice President, General Counsel and Corporate Secretary since November 2012. From September 2011 to June 2012, Mr. Howton served as the Senior Vice President, Chief Legal Officer and as a member of the executive team at Vertex Pharmaceuticals Incorporated, a publicly traded biotechnology company, and in this capacity he participated in the general management of the company and oversaw all aspects of the Vertex global legal and compliance departments. Mr. Howton served as Senior Vice President Legal from July 2012 to November 2012. Prior to his appointment as Chief Legal Officer at Vertex, Mr. Howton served as the Chief Compliance Officer from September 2009 to August 2011 and, in this capacity, he was responsible for designing and implementing the Vertex corporate compliance program as well as chairing the company’s Corporate Compliance Committee. From 2003 to September 2009, Mr. Howton worked at Genentech, Inc., a biotechnology company, where he served in a number of legal roles before becoming the company’s chief healthcare compliance officer in 2006. Prior to joining Genentech in 2003, Mr. Howton was a member of the Sidley Austin LLP corporate healthcare practice where he advised on corporate transactions involving life science companies and provided regulatory counsel. Mr. Howton holds a B.A. from Yale University and a J.D. from Northwestern University School of Law.

Jayant Aphale, Ph.D., has served as our Senior Vice President, Technical Operations since December 2011. From January 2011 to December 2011, Dr. Aphale served as the President of Apex CMC Advisors, LLC, a biotechnology consulting company. From January 2010 to November 2010, Dr. Aphale served as a Vice President at GlaxoSmithKline plc, a publicly traded pharmaceutical company, in Belgium leading new product introductions, cGMP scale-up of clinical material manufacturing, U.S. government interactions and global technology transfer of marketed vaccines. From June 2008 to January 2010, Dr. Aphale was the Vice President of Manufacturing and Process Sciences at Enobia Pharma Corp., a biopharmaceutical company, where he structured their CMO network and led technology transfer and scale-up of their lead product in the rare disease space. Before Enobia, from 2006 to May 2008, Dr. Aphale served as Vice President, Manufacturing Operations and Project Management at Acambis plc, a biotechnology company, where, besides managing cGMP manufacturing across multiple sites, he established and implemented business processes in project and portfolio management and in transitioning clinical manufacturing to commercial scale. Dr. Aphale received his Ph.D. in Microbiology from The Ohio State University in 1992, a Master of Business Administration in Finance and Strategy from the University of North Carolina in 2002, is a certified project manager (PMP) as well as holds the U.S. regulatory affairs certification (RAC).

William Goolsbee has served as a member of our board of directors since October 2007 and as chairman of the board of directors since June 2010. He also serves as a member of the audit committee and the compensation committee. Mr. Goolsbee was founder, chairman and Chief Executive Officer of Horizon Medical Inc. from 1987 until its acquisition by a unit of UBS Private Equity in 2002. Mr. Goolsbee was a founding director of ImmunoTherapy Corporation in 1993, becoming chairman of the board in 1995, a position he held until overseeing the successful acquisition of ImmunoTherapy by Sarepta Therapeutics, Inc. in 1998. His experience prior to 1987 includes a series of increasingly responsible executive positions with CooperVision Inc. and Cooper Laboratories Inc. Our nominating and corporate governance committee believes that Mr. Goolsbee’s 30-year career in the medical device and biopharmaceutical industries qualifies him for service as a member of the board of directors. Mr. Goolsbee holds a B.A. degree from the University of California at Santa Barbara. Mr. Goolsbee served as Chairman of privately held BMG Pharma LLC, a pharmaceutical company, from 2006 through 2011 and presently serves as Chairman and Chief Executive Officer of BMG Hematology LLC, a product development and licensing company.

Gil Price, M.D., has served as a member of our board of directors since October 2007. He also serves as the chairman of the compensation committee and as a member of the nominating and corporate governance committee. Dr. Price is a clinical physician trained in internal medicine with a long-standing interest in drug development, adverse drug reactions, drug utilization and regulation. Since 2002, he has been the Chief Executive Officer and Chief Medical Officer of Drug Safety Solutions, a provider of solutions for clinical and drug safety operations. From 1997 to 2002, Dr. Price was the director of clinical development for oncology at MedImmune, Inc., the biologics subsidiary of AstraZeneca. Prior to joining MedImmune, Dr. Price worked in the contract research organization sector. Dr. Price began his pharmaceutical career at GlaxoSmithKline Inc., where he worked for nearly nine years on both the commercial and research sides of that company. Dr. Price is a member of the American Medical Association, the Academy of Pharmaceutical Physicians and a past member of the American Society for Microbiology. Our nominating and corporate governance committee believes that Dr. Price’s experience in the clinical, research and commercial sectors in the fields of medicine and pharmaceuticals qualifies him for service as a member of the board of directors. Dr. Price received a B.A. from the University of Rio Grande and a M.D. from the University of Santiago.

Hans Wigzell, M.D., Ph.D., has served as a member of our board of directors since June 2010. In the past five years, Dr. Wigzell has served as a director of Probi AB and currently serves as a director of RaySearch Laboratories AB, Sobi AB, and Intercell AG. Since 2006, Dr. Wigzell has served as chairman of Karolinska Development AB, a company listed on the NASDAQ OMX Stockholm market that selects, develops and seeks ways to commercialize promising new Nordic lifescience innovations. Previously he was the president of the Karolinska Institute, a medical university, from 1995 to 2003, and was general director of the National Bacteriological Laboratory in Stockholm from 1987 to 1993. Dr. Wigzell is chairman of the board of the Stockholm School of Entrepreneurship. He is an elected member of several national academies, including the Swedish Royal Engineering Academy, Sweden; the Royal Academy of Science, Sweden; the Danish Academy of Arts and Letters; the American Academy of Arts and Sciences; the Finnish Science Society; and the European Molecular Biology Organization. In addition to serving as president of the Karolinska Institute, his academic career includes being Chairman, Nobel Prize Committee, Karolinska Institute and Distinguished External Advisory Professor, Ehime University, Japan. Additionally, Dr. Wigzell was appointed Chairman of the Nobel Assembly in 2000. Our nominating and corporate governance committee believes that Dr. Wigzell’s experience serving in leadership roles in various scientific and biotechnology institutions and companies in countries around the world qualifies him to serve as a member of the board of directors. He holds an M.D. and Ph.D. degree from the Karolinska Institute in Stockholm and he has received honorary doctor’s degrees at University “Tor Vergata” in Rome, Italy and Turku University in Finland.

M. Kathleen Behrens, Ph.D., has served as a member of our board of directors since March 2009. She also serves as chairwoman of the nominating and corporate governance committee and as a member of the compensation committee. Dr. Behrens served as a member of the President’s Council of Advisors on Science and Technology (“PCAST”) from 2001 to early 2009 and as chairwoman of PCAST’s Subcommittee on Personalized Medicine. She has served as a public-market biotechnology securities analyst as well as a venture capitalist focusing on healthcare, technology and related investments. She was instrumental in the founding of several biotechnology companies including Protein Design Labs, Inc. and COR Therapeutics, Inc. She worked for Robertson Stephens & Co. from 1983 through 1996, serving as a general partner and managing director. Dr. Behrens continued in her capacity as a general partner for selected venture funds for RS Investments, an investment management and research firm, from 1996 through December 2009, after management led a buyout of that firm from Bank of America. While Dr. Behrens worked at RS Investments, from 1996 to 2002, she served as a Managing Director at the firm and, from 2003 to December 2009, she served as a consultant to the firm. From 1997 to 2005, she was a director of the Board on Science, Technology and Economic Policy for the National Research Council, and from 1993 to 2000 she was a director, president, and chairwoman of the National Venture Capital Association. Since December 2009, Dr. Behrens has worked as an independent life sciences consultant and investor. Dr. Behrens was a director of Amylin Pharmaceuticals, Inc. from May 2009 until Amylin’s sale in August 2012 to Bristol-Myers Squibb Company. Since January 2012, Dr. Behrens also has served as the President and Chief Executive Officer of a small life sciences company, KEW Group Inc., located in Cambridge, Massachusetts. Our nominating and corporate governance committee believes that Dr. Behrens’ significant experience in the financial services and biotechnology sectors, as well as in healthcare policy, qualifies her for service as a member of the board of directors. Dr. Behrens holds a B.S. in Biology and a Ph.D. in Microbiology from the University of California, Davis.

Anthony Chase has served as a member of our board of directors since April 2010. He also serves as a member of the audit committee and the nominating and corporate governance committee. Mr. Chase serves as chairman of ChaseSource, L.P., a position he has held since October 2006, and ChaseSource Real Estate Services, L.P., a position he has held since January 2008. Previously, he was Chairman and Chief Executive Officer of ChaseCom, L.P. from January 1997 to December 2007, when ChaseCom, L.P. was acquired by AT&T. Mr. Chase is a tenured Professor at the University Of Houston Law Center where he began teaching in 1990. Mr. Chase is a member of the American Bar Association and State Bar of Texas. Mr. Chase is a director of Western Gas Partners (NYSE) and, in the past five years, has served as a director of the Cornell Companies, Inc. He is a member of the Council on Foreign Relations. Our nominating and corporate governance committee believes that Mr. Chase’s experience in leadership positions in public companies qualifies him for service as a member of the board of directors. Mr. Chase received an A.B., with honors, from Harvard College, received a J.D. from Harvard Law School, and received an M.B.A. from Harvard Business School.

John Hodgman has served as a member of our board of directors since March 2004. He also serves as the chairman and financial expert of the audit committee and as a member of the compensation committee. In the past five years, Mr. Hodgman has also served as a director of Cygnus, Inc. He has served as the Senior Vice President of Finance and Chief Financial Officer of InterMune, Inc., a biotechnology company, since August 2006. He served as the Chairman of Cygnus, Inc., a biopharmaceutical company, from 1999 to 2008, and as President and Chief Executive Officer of that company between 1998 and 2006. Mr. Hodgman joined Cygnus in 1994 as Vice President of Finance and Chief Financial Officer, and between 1995 and 1998, he also served as president of Cygnus Diagnostics. He was President and Chief Executive Officer of Aerogen, Inc., a biopharmaceutical company, from June 2005 to October 2005 when that company was sold to Nektar, Inc. Mr. Hodgman holds a B.S. degree from Brigham Young University and an M.B.A. from the University of Utah. Mr. Hodgman served as a member of the board of directors of Immersion Corporation from 2002 to 2012. Our nominating and corporate governance committee believes that Mr. Hodgman’s significant executive-level experience as a finance executive with biotechnology and biopharmaceutical companies qualifies him for service as a member of the board of directors.

ELECTION OF SAREPTA THERAPEUTICS, INC. DIRECTORS

(Proposal 1)

General

As of the date of this proxy statement, our board of directors is composed of seven directors. Our bylaws currently permit a maximum of seven directors. The shareholders or the board of directors may change from time to time the number of directors by amendment of the bylaws, but no decrease in the number of authorized directors will have the effect of shortening the term of any incumbent director.

Pursuant to our articles of incorporation, when there are six or more positions on the board of directors, the positions are divided into two equal or nearly equal groups, denoted as Group I and Group II. In even years, shareholders elect directors to fill all Group I positions and in odd years, shareholders elect directors to fill all Group II positions. There is no cumulative voting for election of directors.

The following table sets forth the names of and other information about each of the nominees for election as a Group II director and those directors who will continue to serve after the annual meeting.

Name	Age	Director Since	Expiration of Term	Position(s) Held With Sarepta
Group II Director Nominees:
M. Kathleen Behrens, Ph.D.	60	2009	2013	Director
Anthony Chase	58	2010	2013	Director
John Hodgman	58	2004	2013	Director
Group I Continuing Directors:
Christopher Garabedian	46	2010	2014	President, CEO and Director
William Goolsbee	59	2007	2014	Chairman of the Board
Gil Price, M.D.	57	2007	2014	Director
Hans Wigzell, M.D., Ph.D.	74	2010	2014	Director

Directors for a group whose terms expire at a given annual meeting will be up for re-election for two-year terms at that meeting. Each director’s term will continue until the election and qualification of such director’s successor, or such director’s earlier death, resignation or removal. Any increase or decrease in the number of directors will be distributed among the two groups so that, as nearly as possible, each group will consist of one-half of the directors. This classification of our board of directors may have the effect of delaying or preventing changes in control of management. There are no family relationships among any of our directors or executive officers.

Nominees for Group II Directors Election at the 2013 Annual Meeting of Shareholders

There are three nominees standing for election as Group II directors this year. Based on the report of the nominating and corporate governance committee, our board of directors has approved the nomination of M. Kathleen Behrens, Ph.D., Anthony Chase and John Hodgman for re-election as Group II directors at the 2013 annual meeting. If elected, each of Dr. Behrens, Mr. Chase and Mr. Hodgman will hold office as a Group II director until our 2015 annual meeting of shareholders or until their successors are earlier elected.

If you sign your proxy or voting instruction card but do not give instructions with respect to the voting of directors, your shares will be voted for the nominees recommended by our board of directors. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy or voting instruction card. The board of directors expects that the nominees will be available to serve as directors. If Dr. Behrens, Mr. Chase or Mr. Hodgman becomes unavailable, however, the proxy holders intend to vote for any nominee designated by the board of directors, unless the board of directors chooses to reduce the number of directors serving on the board of directors. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as to assure the election of Dr. Behrens, Mr. Chase and Mr. Hodgman.

Vote Required and Board of Directors Recommendation

The nominees receiving the greatest number of votes of the shares present and entitled to vote at the annual meeting will be elected as directors.

The board of directors recommends that shareholders vote “FOR” the election of each of Dr. Behrens, Mr. Chase and Mr. Hodgman to the board of directors.

REINCORPORATION OF THE COMPANY FROM OREGON TO DELAWARE

(Proposal 2)

General

On April 16, 2013, the board of directors unanimously adopted, declared advisable and submitted for shareholder approval a change in our state of incorporation from Oregon to Delaware (the “Reincorporation”) pursuant to the terms of a merger agreement providing for the Company to merge into a newly formed wholly owned subsidiary of the Company that will be incorporated in the State of Delaware (“Sarepta Delaware”), subject to the approval of our shareholders and certain other conditions. The name of the Company after the Reincorporation will remain Sarepta Therapeutics, Inc. For purposes of the discussion below, the Company as it currently exists as a corporation organized under the laws of the State of Oregon is sometimes referred to as “Sarepta Oregon.”

The State of Delaware is recognized for adopting comprehensive, modern and flexible corporate laws that are periodically revised to respond to the changing legal and business needs of corporations. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware law. Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to our corporate legal affairs. For this reason, the majority of public corporations, including a majority of our peer companies, are incorporated in Delaware.

The board of directors believes that the Reincorporation is in the best interests of the Company and will help maximize shareholder value. The board of directors also believes that the Reincorporation in Delaware will allow the Company to take advantage of the certainty provided by extensive Delaware case law, provide the Company access to the specialized Delaware Chancery Court, and help in the recruitment and retention of outside directors due to the more tested exculpation and indemnification provisions permitted under Delaware law.

You are urged to read this proposal carefully, including all of the related exhibits referenced below and attached to this proxy statement, before voting on the Reincorporation. The following discussion summarizes material provisions of the Reincorporation. This summary is subject to and qualified in its entirety by the Agreement and Plan of Merger (the “Reincorporation Agreement”) that will be entered into by Sarepta Oregon and Sarepta Delaware in substantially the form attached hereto as Appendix A, the Certificate of Incorporation of Sarepta Delaware to be effective immediately following the Reincorporation (the “Delaware Certificate”), in substantially the form attached hereto as Appendix B, and the Bylaws of Sarepta Delaware to be effective immediately following the Reincorporation (the “Delaware Bylaws”), in substantially the form attached hereto as Appendix C. Copies of the Fourth Amended and Restated Articles of Incorporation of Sarepta Oregon filed in Oregon, as amended to date (the “Oregon Articles”), and the Amended and Restated Bylaws of Sarepta Oregon, as amended to date (the “Oregon Bylaws”), are filed publicly as exhibits to our periodic reports and are also available for inspection at our principal executive offices. Copies will be sent to shareholders free of charge upon written request to Sarepta Therapeutics, Inc., 215 First Street, Suite 7, Cambridge, MA 02142.

Purpose and Rationale for the Reincorporation

Our board of directors and management believe that it is essential for us to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which our governance decisions can be based, and we believe that our shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own. The principal factors the board of directors considered in electing to pursue the Reincorporation are summarized below:

Highly Developed and Predictable Corporate Law. Delaware has adopted comprehensive and flexible corporate laws that are revised regularly to meet changing business circumstances. The Delaware legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law. In addition, Delaware offers a system of specialized Chancery Courts to deal with corporate law questions, which have streamlined procedures and processes that help provide relatively quick decisions. These courts have developed considerable expertise in dealing with corporate issues, as well as a substantial and influential body of case law construing Delaware’s corporate law. In contrast, Oregon does not have a similar specialized court established to hear only corporate law cases. In addition, the Delaware Secretary of State is particularly flexible, highly experienced and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions.

Delaware has become the preferred state of incorporation for most major American corporations, and Delaware law and administrative practices have become comparatively well-known and widely understood. As a result of these factors, it is anticipated that Delaware law will provide greater efficiency, predictability and flexibility in our legal affairs than is presently available under Oregon law. In addition, in general, Delaware case law provides a well-developed body of law defining the proper duties and decision making process expected of a board of directors in evaluating potential and proposed corporate takeover offers and business combinations. Our board of directors believes that Delaware law will help the directors protect Sarepta Delaware’s strategic objectives, consider fully any proposed takeover and alternatives, and, if appropriate, negotiate terms that maximize the benefit to all of our shareholders.

Enhanced Ability to Attract and Retain Directors and Officers. The board of directors believes that the Reincorporation will enhance our ability to attract and retain qualified directors and officers, as well as encourage directors and officers to continue to make independent decisions in good faith on behalf of the Company. We are in a competitive industry and compete for talented individuals to serve on our management team and on our board of directors. The vast majority of public companies are incorporated in Delaware, including the majority of the companies included in the peer group used by the Company to benchmark executive compensation. Not only is Delaware law more familiar to directors, it also offers greater certainty and stability from the perspective of those who serve as corporate officers and directors. The parameters of director and officer liability are more extensively addressed in Delaware court decisions and are therefore better defined and better understood than under Oregon law. The board of directors believes that the Reincorporation will provide appropriate protection for shareholders from possible abuses by directors and officers, while enhancing our ability to recruit and retain directors and officers. In this regard, it should be noted that directors’ personal liability is not, and cannot be, eliminated under Delaware law for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit. We believe that the better understood and comparatively stable corporate environment afforded by Delaware law will enable us to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers.

The board of directors has also considered the potential disadvantages of the Reincorporation. Operating as an Oregon corporation provides certain advantages over operating as a Delaware corporation. For example, the franchise tax and related fees that the Company will pay as a Delaware corporation may be higher than comparable fees for an Oregon corporation. In addition, outside officers have lower standards of conduct under Delaware General Corporation Law (the “DGCL”) than under the Oregon Business Corporation Act (“OBCA”). Under the OBCA, a non-director officer with discretionary authority must meet the same standards of conduct required of directors. An officer’s ability to rely on information in satisfying this duty may be more limited than a director’s ability depending on circumstances. Under the DGCL, an officer’s duties are established not by statute but by the bylaws or a resolution of the board of directors. The officers of a Delaware corporation are its agents, and the principles of agency law to a large degree define the officers’ powers vis-à-vis third parties. Further, the Company has been incorporated in the State of Oregon since its inception on July 22, 1980, so the current officers and directors of the Company may be more familiar with Oregon law. The board of directors has considered the potential disadvantages of the Reincorporation and has concluded that the potential benefits outweigh the possible disadvantages.

Effect of the Reincorporation

The Reincorporation will be effected by the merger of Sarepta Oregon with and into Sarepta Delaware, a wholly owned subsidiary of the Company that will be incorporated under the DGCL for purposes of the Reincorporation. The Company as it currently exists as an Oregon corporation will cease to exist as a result of the merger, and Sarepta Delaware will be the surviving corporation and will continue to operate our business as it existed prior to the Reincorporation. The existing holders of our common stock will own all of the outstanding shares of Sarepta Delaware common stock, and no change in ownership will result from the Reincorporation. Assuming approval by our shareholders, we currently intend to cause the Reincorporation to become effective as soon as reasonably practicable following the Annual Meeting.

At the effective time of the Reincorporation (the “Effective Time”), we will be governed by the Delaware Certificate, the Delaware Bylaws and the DGCL. Although the Delaware Certificate and the Delaware Bylaws contain many provisions that are similar to the provisions of the Oregon Articles and the Oregon Bylaws, they do include certain provisions that are different from the provisions contained in the Oregon Articles and the Oregon Bylaws or under the OBCA as described in more detail below.

Other than the change in the state of incorporation, the Reincorporation will not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor will it result in any change in location of our current employees, including management. Upon consummation of the Reincorporation, our daily business operations will continue as they are presently conducted at our principal executive offices located at 215 First Street, Suite 7, Cambridge, MA 02142. The consolidated financial statements of Sarepta Delaware immediately after consummation of the Reincorporation will be the same as those of Sarepta Oregon immediately prior to the consummation of the Reincorporation. In addition, upon the effectiveness of the merger, the board of directors of Sarepta Delaware will consist of those persons elected to the board of directors of Sarepta Oregon and will continue to serve for the term of their respective elections to our Board, and the individuals serving as executive officers of Sarepta Oregon immediately prior to the Reincorporation will continue to serve as executive officers of Sarepta Delaware, without a change in title or responsibilities. Upon effectiveness of the Reincorporation, Sarepta Delaware will be the successor in interest to Sarepta Oregon, and the shareholders will become shareholders of Sarepta Delaware.

If the Reincorporation is approved, each outstanding share of common stock of Sarepta Oregon will automatically be converted into one share of common stock of Sarepta Delaware when the Reincorporation is affected. Certificates for shares in Sarepta Oregon will automatically represent shares in Sarepta Delaware upon completion of the merger, and shareholders will not be required to exchange stock certificates as a result of the Reincorporation. All of our employee benefit and incentive compensation plans immediately prior to the Reincorporation will be continued by Sarepta Delaware, and each outstanding option to purchase shares of Sarepta Oregon’s common stock will be converted into an option to purchase an equivalent number of shares of Sarepta Delaware’s common stock on the same terms and subject to the same conditions. The registration statements of Sarepta Oregon on file with the Securities and Exchange Commission immediately prior to the Reincorporation will be assumed by Sarepta Delaware, and the shares of Sarepta Delaware will continue to be listed on The NASDAQ Global Market under the symbol “SRPT”.

The Reincorporation Agreement provides that our board of directors may abandon the Reincorporation at any time prior to the Effective Time if the Board determines that the Reincorporation is inadvisable for any reason. For example, the DGCL or the OBCA may be changed to reduce the benefits that the Company hopes to achieve through the Reincorporation, or the costs of operating as a Delaware corporation may be increased, although the Company does not know of any such changes under consideration. The Reincorporation Agreement may be amended at any time prior to the Effective Time, either before or after the shareholders have voted to adopt the proposal, subject to applicable law. The Company will re-solicit shareholder approval of the Reincorporation if the terms of the Reincorporation Agreement are changed in any material respect.

Comparison of Shareholder Rights Before and After the Reincorporation

Because of differences (i) between the OBCA and the DGCL and (ii) between the Oregon Articles and Oregon Bylaws and the Delaware Certificate and Delaware Bylaws, the Reincorporation will effect some changes in the rights of our shareholders. The comparison summarizes the important differences, but is not intended to list all differences, and is qualified in its entirety by reference to such documents and to the respective OBCA and DGCL. You are encouraged to read the Delaware Certificate, the Delaware Bylaws, the Oregon Articles and the Oregon Bylaws in their entirety. The Delaware Bylaws and Delaware Certificate are attached to this proxy statement, and the Oregon Bylaws and Oregon Articles are filed publicly as exhibits to our periodic reports.

Provision	Sarepta Oregon	Sarepta Delaware
Authorized Shares	50,000,000 shares of Common Stock, par value $0.0001 per share 3,333,333 shares of Preferred Stock, par value $0.0001 per share	50,000,000 shares of Common Stock, par value $0.0001 per share 3,333,333 shares of Preferred Stock, par value $0.0001 per share

State Anti-Takeover Provisions

The Oregon Business Combination Act is substantially similar to the corresponding DGCL provision. Sarepta Oregon has not opted out of the Oregon Business Combination Act.

Oregon corporations are also governed by the Oregon Control Share Act (“OCSA”), unless they expressly opt out of its provisions. Under the OCSA, a person who acquires “Control Shares” acquires the voting rights with respect to such control shares only to the extent granted by a majority of the preexisting, disinterested shareholders of the corporation. “Control Shares” are shares acquired in an acquisition that would, when added to all other shares held by the acquiring person, bring such person’s total voting power (but for the OCSA) to or above any of the three threshold levels: 20%, 33  1/3% or 50% of the total outstanding voting stock. A “control share acquisition” is an acquisition of ownership or the power to direct voting of control shares.

Control shares acquired within 90 days of, and control shares acquired pursuant to a plan to make a control share acquisition, are considered to have been acquired in the same transaction.

Shares are not deemed to be acquired in a control share

The DGCL prohibits, subject to certain exceptions, a Delaware corporation from engaging in a business combination with an interested stockholder (i.e., a stockholder acquiring 15% or more of the outstanding voting stock) for three years following the date that such stockholder becomes an interested stockholder without Board approval. Section 203 of the DGCL may make certain types of unfriendly or hostile corporate takeovers, or other non-board approved transactions involving a corporation and one or more of its significant stockholders, more difficult.

Because the provisions are substantially similar to Sarepta’s current rights under Oregon law and the Board’s belief that, on balance, becoming subject to the provisions of Section 203 will be in the best interests of the Company and its shareholders, the Board has not elected to “opt-out” of Section 203.

Provision	Sarepta Oregon	Sarepta Delaware

acquisition if, among other things, they are acquired from the issuing corporation, or are issued pursuant to a plan of merger or exchange affected in compliance with the OBCA and the issuing corporation is a party to the merger or exchange agreement.

Sarepta Oregon has opted out of the provisions of the OCSA.

Charter Amendments	Under the OBCA, the Oregon Articles may be amended by the affirmative vote of a majority of the shares of common stock outstanding and entitled to vote on the matter. An amendment to Article III of the Oregon Articles requires the affirmative vote of at least 66-2/3 percent of the shares then entitled to vote at an election of directors.	The Delaware Certificate requires the affirmative vote of the holders of at least 66-2/3 percent of all the then-outstanding shares of the voting stock of the Company to amend Articles V, VI, VII and VIII of the Delaware Certificate.

Bylaw Amendments	The Oregon Bylaws may be amended by the board of directors at any regular or special meeting, subject to repeal or change by action of the shareholders of the Company.	The Delaware Bylaws may be amended by the majority of the authorized number of directors or by the affirmative vote of the holders of at least 66-2/3% of all the then-outstanding shares of voting stock of the Company.

Shareholder Action by Written Consent	The Oregon Bylaws provide that action required or permitted by law to be taken at a shareholders’ meeting may be taken without a meeting if the action is taken by all the shareholders entitled to vote on the action. The action must be evidenced by one or more written consents describing the action taken, signed by all the shareholders entitled to vote on the action and delivered to the corporation for inclusion in the minutes for filing with the corporate records. If the law requires that notice of proposed action be given to nonvoting shareholders and the action is to be taken by unanimous written consent of the voting shareholders, the corporation must give its nonvoting shareholders written notice of the proposed action at least 10 days before the action is	The Delaware Bylaws provide that any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of stockholders of the Company and may not be effected by any consent in writing by such stockholders.

Provision	Sarepta Oregon	Sarepta Delaware
taken. The notice must contain or be accompanied by the same material that, under the OBCA, would have been required to be sent to nonvoting shareholders in a notice of meeting at which the proposed action would have been submitted to the shareholders for action.

Shareholder Ability to Call Special Shareholders’ Meetings	The Oregon Bylaws provide that a special meeting of the shareholders may be called by the President or by the Board of Directors and shall be called by the President (or in the event of absence, incapacity or refusal of the President, by the Secretary or any other officer) at the request of the holders of not less than one-tenth of all the outstanding shares of the corporation entitled to vote at the meeting. The requesting shareholders shall sign, date and deliver to the Secretary a written demand describing the purpose or purposes for holding the special meeting.

Under the DGCL, a special meeting of stockholders may be called by the board of directors or by any person authorized to do so in the certificate of incorporation or the bylaws.

Consistent with our Oregon Bylaws, the Delaware Bylaws provide that a special meeting of the shareholders may be called by the President or by the Board of Directors and shall be called by the President (or in the event of absence, incapacity or refusal of the President, by the Secretary or any other officer) at the request of the holders of not less than one-tenth of all the outstanding shares of the corporation entitled to vote at the meeting. The requesting shareholders shall sign, date and deliver to the Secretary a written demand describing the purpose or purposes for holding the special meeting.

Shareholder Proposal Notice Provisions	The Oregon Bylaws provide that notice must be received by the Secretary of the Company at the principal executive offices of the Corporation not less than 90 nor more than 120 days prior to the first anniversary of the date on which the Corporation first mailed its proxy materials for the preceding year’s annual meeting of shareholders. However, if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual	Consistent with our Oregon Bylaws, the Delaware Bylaws provide that notice must be received at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that, in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting,

Provision	Sarepta Oregon	Sarepta Delaware
	meeting, then notice by the shareholder to be timely must be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 15th day following the day on which public announcement of the date of such meeting is first made.	notice by the shareholder to be timely must be so received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

Change in Number of Directors	The Oregon Bylaws provide that the number of directors shall be a minimum of one and a maximum of seven as determined from time to time by the board of directors.	Consistent with our Oregon Bylaws, the Delaware Bylaws provide that the number of directors shall be a minimum of one and a maximum of seven, as determined from time to time by the board of directors.

Classified Board	The Oregon Articles provide that when there are six or more positions on the board of directors, the positions are divided into two equal or nearly equal groups, denoted as Group I and Group II. In even years, shareholders elect directors to fill all Group I positions and in odd years, shareholders elect directors to fill all Group II positions.	Consistent with our Oregon Articles, the Delaware Certificate provides that when there are six or more positions on the board of directors, the positions are divided into two equal or nearly equal groups, denoted as Class I and Class II. In even years, shareholders elect directors to fill all Class I positions and in odd years, shareholders elect directors to fill all Class II positions. Under the default rules of Delaware law by adopting a classified board of directors, our shareholders may only remove directors for cause.

Filling Vacancies on the Board	The Oregon Bylaws provide that any vacancy, including a vacancy resulting from an increase in the number of directors, on the board of directors may be filled by the shareholders, the board of directors, or the affirmative vote of a majority of the remaining directors if less than a quorum of the board of directors, or by a sole remaining director. If the vacant office is filled by the shareholders and was held by a director elected by a voting group of shareholders, then only the holders of shares of that voting group are entitled to

Under Delaware law, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws.

Provision	Sarepta Oregon	Sarepta Delaware
vote to fill the vacancy. Any directorship not so filled by the directors shall be filled by election at an annual meeting or at a special meeting of shareholders called for that purpose.

The Delaware Bylaws follow Delaware law and provide that

any vacancies and any newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director.

Removal of Directors	The Oregon Bylaws provide that shareholders may remove one or more directors with or without cause at a meeting called expressly for that purpose. If a director is elected by a voting group of shareholders, only those shareholders may participate in the vote to remove the director.	The Delaware Certificate and the Delaware Bylaws provide that shareholders may remove one or more directors at any time with cause by the affirmative vote of a majority of all the then-outstanding shares of the voting stock of the Company.

Cumulative Voting; Vote Required to Elect Directors	The Oregon Articles and Oregon Bylaws do not provide for cumulative voting for election of directors.	Consistent with our Oregon Articles and Oregon Bylaws, the Delaware Certificate and Delaware Bylaws do not provide for cumulative voting for election of directors.

Indemnification

The OBCA authorizes indemnification of an individual made a party to a proceeding because the individual is or was an officer or director against certain liability incurred in the proceeding if: the conduct of the individual was in good faith; the individual reasonably believed that his or her conduct was in the best interests of the corporation or at least not opposed to its best interests; in the case of any criminal proceeding, the individual had no reasonable cause to believe his or her conduct was unlawful; in the case of any proceeding by or in the right of the corporation, the individual was not adjudged liable to the corporation; and in connection with any proceeding (other than a proceeding by or in the right of the corporation) charging improper personal benefit to the individual, the individual was not adjudged liable on the basis that he or she improperly received personal benefit.

Delaware law generally permits indemnification of expenses, including attorneys’ fees, actually and reasonably incurred in the defense or settlement of a derivative or third party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Expenses incurred by an officer or director in defending an action may be paid in advance, if the director or officer undertakes to

Provision	Sarepta Oregon	Sarepta Delaware

The OBCA also authorizes a court to order indemnification, whether or not the above standards of conduct have been met, if the court determines that the officer or director is fairly or reasonably entitled to indemnification in view of the relevant circumstances. Such indemnification is not exclusive of any other rights to which officers or directors may be entitled under the corporation’s articles of incorporation or bylaws or under any agreement, action of its board of directors, vote of shareholders or otherwise.

The Oregon Articles authorize indemnification of our directors and officers to the fullest extent permitted by Oregon law.

repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. Delaware law authorizes a corporation to purchase indemnity insurance for the benefit of its directors, officers, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

Delaware law permits a Delaware corporation to provide indemnification in excess of that provided by statute.

The Delaware Certificate authorizes indemnification to the fullest extent permitted by Delaware law.

Elimination of Director Personal Liability for Monetary Damages	Oregon law authorizes a corporation to include in its articles of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its shareholders for monetary damages for conduct as a director, except that such provision cannot affect the liability of a director (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for any unlawful corporate distribution as defined in the OBCA; or (iv) for any transaction from which the director derived an improper personal benefit. The Oregon Articles eliminate the liability of directors for monetary damages to the fullest extent permissible under Oregon law.

The DGCL permits a corporation to eliminate the personal liability of directors for monetary damages, except where such liability is based on (i) breaches of the director’s duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (iii) the payment of unlawful dividends or unlawful stock repurchases or redemption; or (iv) transactions in which the director received an improper personal benefit.

Such a limitation of liability provision also may not limit a director’s liability for violation of, or otherwise relieve the Company or directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

The Delaware Certificate eliminates the liability of directors to the Company for monetary

Provision	Sarepta Oregon	Sarepta Delaware
damages to the fullest extent permissible under the DGCL.

Dividends and Repurchases of Shares	Under Oregon law, a corporation may not make any distribution to its shareholders unless, after giving effect to such distribution, (i) the corporation would be able to pay its debts as they become due in the usual course of business, and (ii) the corporation’s total assets would be at least equal to the sum of its total liabilities plus, unless the articles of incorporation provide otherwise, the amount that would be needed if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shares with preferential rights superior to those receiving the distribution.	The DGCL generally provides that a corporation may redeem or repurchase its shares out of its surplus. In addition, the DGCL generally provides that a corporation may declare and pay dividends out of surplus, or if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year. Surplus is defined as the excess of a corporation’s net assets (i.e., its total assets minus its total liabilities) over the capital associated with issuances of its common stock. The DGCL also permits a board of directors to reduce its capital and transfer such amount to its surplus.

Dissent and Appraisal Rights	Under Oregon law, a shareholder eligible to vote may dissent from, and obtain payment for shares in the event of, (i) a merger to which the corporation is a party, if the shareholder was entitled to vote on the merger, (ii) a merger of a subsidiary with its parent, (iii) a share exchange plan to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan, (iv) the sale or exchange of all or substantially all of the corporation’s assets, other than in the usual course of business, (v) an amendment to the articles of incorporation that materially and adversely affects the dissenter’s shares by altering or abolishing a preemptive right or reducing the number of shares owned by the shareholder to a fraction of a share to be acquired for cash; (vi) other actions for which the articles of incorporation, bylaws or resolutions by the board of directors provide the right of

Under Delaware law, shareholders are entitled to appraisal rights in the case of a merger or consolidation if an agreement of merger or consolidation requires the shareholder to accept in exchange for its shares anything other than: (i) shares of stock to the corporation surviving or resulting from the merger or consolidation, (ii) shares of any other corporation that on the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 shareholders, (iii) cash in lieu of fractional shares of the corporation or (iv) any combination thereof.

If directed by the court upon completion of the appraisal proceedings, the corporation must pay to the dissenting shareholder the fair value of the shares.

A shareholder does not have appraisal rights in connection with a merger or consolidation or, in

Provision	Sarepta Oregon	Sarepta Delaware

dissent and appraisal; or (vii) a conversion to a non-corporate business entity.

Dissent and appraisal rights are not available for (i) shares of stock which, on the record date for the shareholder meeting approving the corporate action, or at the time of merger, were listed on a national securities exchange, unless the articles of incorporation provide otherwise; (ii) the sale of assets pursuant to court order; or (iii) the sale of assets for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale.

A shareholder asserting dissenter’s rights must give the corporation notice of his or her intent in writing prior to the vote on the action and must not vote in favor of the action. A corporation is required to make payment to the dissenting shareholder of its estimated value of the shares, plus accrued interest, upon the proposed action being taken, or upon the dissenter’s demand. If the dissenting shareholder disagrees with the corporation’s estimate of the value of the shares, he or she can propose his or her own estimate. If a payment demand remains unsettled, the corporation must commence a proceeding within 60 days after receiving the demand and petition the court for an appraisal.

the case of a disposition, if (i) the shares of the corporation are listed on a national securities exchange or held of record by more than 2,000 shareholders, or (ii) the corporation will be a surviving corporation of the merger and approval of the merger requires no vote of the shareholders of the surviving corporation.

Authority of Board Committees	Oregon law permits a board committee to generally exercise the full authority of the board of directors, except the authority to (i) authorize distributions, except according to a formula or method, or within limits, prescribed by the board of directors, (ii) approve or submit to shareholders any action	Delaware law does not permit delegation to a committee the power or authority to: (i) adopt, amend or repeal any bylaw of the corporation or (ii) approve, adopt or recommend to shareholders any action or matter (other than election or removal of directors) expressly required by the DGCL to be

Provision	Sarepta Oregon	Sarepta Delaware
	requiring shareholder approval, (iii) fill vacancies on the board of directors or, subject to specified exceptions, any of its committees or (iv) adopt, amend or repeal bylaws.	submitted to the shareholders for approval.

Shareholder Derivative Suits	Oregon law requires that the shareholder bringing the derivative suit have been a shareholder at the time the transaction complained of occurred or have become a shareholder through transfer by operation of law from one who was a shareholder at that time. Oregon law does not require the shareholder to remain a shareholder throughout the litigation.	Delaware law requires that the shareholder bringing a derivative suit have been a shareholder at the time of the wrong complained of or that the stock devolved to him or her by operation of law from a person who was a shareholder at the time of the wrong complained of. In addition, Delaware case law provides that the shareholder must remain a shareholder throughout the litigation.

Inspection of Corporate Books and Records

Under Oregon law, inspection of the corporation’s books and records requires that (i) the shareholder’s demand be made in good faith and for a proper purpose, (ii) the shareholder describe with reasonable particularity the shareholder’s purpose and the records the shareholder desires to inspect and (iii) the records requested be directly connection with the shareholder’s purpose.

Oregon law also requires the shareholder to give the corporation five business days written notice of the demand to inspect.

Delaware law also permits shareholders to examine and make extracts from the corporation’s books and records for any proper purpose.

Share Exchange	Although both Oregon and Delaware facilitate the use of traditional acquisitive transactions through the ability to utilize reverse triangular mergers, a share exchange is also a permissible form of business combination under Oregon law.	Under Delaware law, a share exchange is not a permissible form of business combination.

Duties of Outside Directors	Under the OBCA, a non-director officer with discretionary authority must meet the same standards of conduct required of directors. An officer’s ability to rely on information in satisfying this duty may be more limited than a	Under the DGCL, an officer’s duties are established not by statute but by the bylaws or a resolution of the board of directors. The officers of a Delaware corporation are its agents, and the principles of

Provision	Sarepta Oregon	Sarepta Delaware
	director’s ability depending on circumstances.	agency law to a large degree define the officers’ powers vis-à-vis third parties.

Conflicts of Interest	The OBCA defines “conflicting interest” and specifically identifies the potential parties and how to remove a transaction from the purview of this review. In determining whether a director was influenced, Oregon law uses an objective standard.	The DGCL lists potential parties to conflicting interest transactions, but such list is not comprehensive, and the definition is derived from common law. Under the DGCL, the tests for whether to enjoin the transaction, set it aside or allow damages are similar. Delaware law uses a subjective standard and focuses on the effect of the financial interest of the director in question.

Interests of the Directors and Executive Officers in the Reincorporation

In considering the recommendations of the board of directors, you should be aware that certain of our directors and executive officers have interests in the transaction that are different from, or in addition to, the interests of the shareholders generally. For instance, the Reincorporation may be of benefit to our directors and officers by reducing their potential personal liability and increasing the scope of permitted indemnification, by strengthening directors’ ability to resist a takeover bid, and in other respects. The board of directors was aware of these interests and considered them, among other matters, in reaching its decision to approve the Reincorporation and to recommend that our shareholders vote in favor of this proposal.

Material U.S. Federal Income Tax Consequences

The following discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. We have not requested a ruling from the Internal Revenue Service or an opinion of counsel regarding the U.S. federal income tax consequences of the Reincorporation. However, we believe:

•	the Reincorporation will constitute a tax-free reorganization under Section 368(a) of the Code;

•	no gain or loss will be recognized by holders of Sarepta Oregon common stock on receipt of Sarepta Delaware common stock pursuant to the Reincorporation;

•

the aggregate tax basis of the Sarepta Delaware common stock received by each holder will equal the aggregate tax basis of the Sarepta Oregon common stock surrendered by such holder in exchange therefor; and

•	the holding period of the Sarepta Delaware common stock received by each holder will include the period during which such holder held the Sarepta Oregon common stock surrendered in exchange therefor.

This summary is not a comprehensive description of all of the U.S. federal income tax consequences that may be relevant to holders and does not address any state, local, foreign or other federal tax consequences. We urge you to consult your own tax advisor regarding your particular circumstances and the U.S. federal income and estate tax consequences to you of the Reincorporation, as well as any tax consequences arising under the laws of any state, local, foreign or other tax jurisdiction and the possible effects of changes in U.S. federal or other tax laws.

Vote Required and Board of Directors Recommendation

Approval of the Reincorporation requires the affirmative vote of a majority of the shares of common stock outstanding and entitled to vote on the matter. As a result, abstentions, the failure to submit a proxy, or the failure to vote in person at the annual meeting of shareholders will have the same effect as votes against the proposal.

The board of directors recommends that shareholders vote “FOR” the approval of the Reincorporation.

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2011 EQUITY INCENTIVE PLAN

(Proposal 3)

On May 1, 2011, our board of directors adopted, and on June 13, 2011 our shareholders approved, the Sarepta Therapeutics, Inc. 2011 Equity Incentive Plan (the “Incentive Plan”). On April 16, 2013, our board of directors adopted the amendment and restatement of the Incentive Plan (the “Restated Plan”) providing for the changes to the Incentive Plan discussed below, subject to approval by our shareholders. We are asking our shareholders to approve the Restated Plan at the Annual Meeting.

The Restated Plan is substantially similar to the Incentive Plan, except that we are asking our shareholders to approve the Restated Plan to:

•	Increase the number of authorized shares that can be awarded to our employees, consultants and advisors under the Restated Plan by 3,620,000 shares (from 916,903 shares to 4,536,903 shares);

•

Provide that the number of shares available for issuance under the Restated Plan will be reduced by one share for each share of common stock issued pursuant to a stock option or stock appreciation right and 1.41 shares (instead of one share under the current Incentive Plan) for each share of common stock issued pursuant to a full value award (i.e., an award of restricted stock, restricted stock units (RSUs), performance units or performance shares);

•

Increase the award limits per individual that may be granted in one year under the Restated Plan to 500,000 options and stock appreciation rights per year, 104,000 shares of restricted stock and restricted stock units per year, and 250,000 performance shares per year with a $3,250,000 limit;

•	Provide that the vesting and exercisability of a participant’s outstanding equity awards shall fully accelerate if such participant dies while still a service provider with the company; and

•	Implement certain administrative amendments.

Our Named Executive Officers who are current employees of the Company and members of our board of directors will be eligible to receive Awards under the Restated Plan and therefore have an interest in this proposal. In the event that the Restated Plan is not approved by our shareholders, the Incentive Plan will continue to be in full force in accordance with its terms.

Introduction and Background for Current Request to Increase the Share Reserve

Awards of shares of our common stock have been, and continue to be, a major part of our long-term incentive program for our employees, consultants and members of our board of directors. As noted in the “Compensation Discussion and Analysis,” we have long recognized that having an ownership interest in the Company is critical to aligning the financial interests of our employees with the interests of our shareholders.

Our board of directors believes it is important to obtain an additional 3,620,000 shares for grant under the Incentive Plan and thus has adopted the Restated Plan. In this proxy statement, we refer to any grant from the Incentive Plan or the Restated Plan as an “Award.” As of March 31, 2013, approximately 916,903 shares were available for grant under the Incentive Plan, which is our only active equity plan. We do not believe that this amount is sufficient to meet the Company’s anticipated grants of Awards through the date of our 2014 annual meeting of shareholders. As of March 31, 2013, approximately 121 of our employees, officers, consultants and directors were eligible to participate in the Restated Plan, of which 4 were executive officers, 111 were non-executive employees, six were non-employee directors and none were consultants. If shareholders do not approve the Restated Plan, the Incentive Plan will remain in effect; however, we believe that the shares available for equity-based compensation will be quickly depleted, and we will lose our ability to use equity as a compensation tool. Based on our historical burn rates, disclosed below, our board of directors anticipates that the additional shares requested will enable the Company to fund its current equity compensation program for at least the next one to two years, subject to changes in our growth strategy, accommodating anticipated grants related to the hiring, retention and promotion of employees.

In its determination to recommend that our board of directors approve the Restated Plan, the compensation committee reviewed the burn rate, dilution and overhang metrics disclosed below with reference to peer and broader industry practices.

YOU ARE URGED TO READ THIS ENTIRE PROPOSAL, WHICH EXPLAINS OUR REASONS FOR SUPPORTING THE RESTATED PLAN.

The Importance of Equity Compensation

Our board of directors believes that long-term equity awards are an extremely important way to attract and retain key employees, including a talented executive team, and align the employees’ and executives’ interests with the Company’s shareholders. Our board of directors also believes that long-term equity compensation is essential to link executive compensation with long-term shareholder value creation. Equity compensation represents a significant portion of the compensation package for our key employees. Since our equity awards generally vest over several years, the value ultimately realized from these awards depends on the long-term value of our common stock. We strongly believe that granting equity awards motivates employees to think and act like owners, rewarding them when value is created for shareholders.

Key Historical Equity Metrics

Approval of the Restated Plan will enable us to compete effectively in the competitive market for employee talent over the coming years, while maintaining reasonable burn rates and overhang.

•	Our net burn rate has ranged from 1% to 5% over the prior three years and is appropriate and reasonable for the current stage of the company.

•	Our three-year average gross burn rate of 6% is below the estimated ISS global industry classification standard (GICS) burn rate limit for our industry of 10.58%.

•	The following table shows how the key equity metrics have changed over the past three fiscal years under the Restated Plan:

Key Equity Metrics	2012	2011	2010	3-Year Average (2010-2012)
Shares subject to awards granted (1)	1.48 million	1.60 million	0.61 million	1.16 million
Gross burn rate (2)	6%	7%	3%	6%
Net burn rate (3)	3%	5%	1%	3%
Dilution at Fiscal Year End (4)	8%	16%	15%	13%
Overhang at Fiscal Year End (5)	5%	7%	3%	5%

(1)	Reflects total number of shares subject to equity awards granted during the fiscal year and excludes any cancelled or forfeited equity awards.
(2)	Gross burn rate is calculated by dividing the total number of shares subject to equity awards granted during the fiscal year by the total weighted-average number of shares outstanding during the period, and excludes any cancelled or forfeited equity awards.
(3)	Net burn rate is calculated by dividing the total number of shares subject to equity awards granted during the fiscal year by the total weighted-average number of shares outstanding during the period, and takes into account any cancelled or forfeited equity awards.
(4)	Dilution is calculated by dividing the sum of (x) the number of shares subject to equity awards outstanding at the end of the fiscal year and (y) the number of shares available for future grants, by the number of shares outstanding at the end of the fiscal year.
(5)	Overhang is calculated by dividing the number of shares subject to equity awards outstanding at the end of the fiscal year by the number of shares outstanding at the end of the fiscal year.

We believe strongly that the approval of the Restated Plan is essential to our continued success. Our employees are our most valuable asset. We also strongly believe that awards such as those provided under the Restated Plan are vital to our ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which we must compete. Such Awards also are crucial to our ability to motivate employees to achieve our goals.

Summary of the Restated Plan

The following paragraphs provide a brief summary of the principal features of the Restated Plan and its operation. Because the following is a summary, it may not contain all of the information that is important to you. A copy of the Restated Plan is attached as Appendix C to this proxy statement. The description that follows is qualified in its entirety by reference to the full text of the Restated Plan as set forth in Appendix C. The closing price of the Company’s common stock on March  28, 2013 was $36.95.

Background and Purpose of the Plan

The Restated Plan permits the grant of the following types of Awards: (1) non-statutory stock options that are not intended to qualify for favorable tax treatment under Section 422 of the Code, incentive stock options that are intended to qualify for favorable tax treatment under Section 422 of the Code and stock appreciation rights (SARs) granted at the fair market value of our common stock on the date of grant (Fair Market Value Awards), and (2) restricted stock awards, RSUs, performance units and performance shares (Full Value Awards). The Restated Plan will increase the total number of shares remaining available for grant under the Incentive Plan to 4,536,903 (based on 916,903 shares remaining available for grant as of March 31, 2013). In addition, the Restated Plan provides that for each share of common stock subject to a Full Value Award granted under the Restated Plan, the share reserve under the Restated Plan will be decreased by 1.41 shares. Correspondingly, for each share of common stock subject to a Full Value Award that is forfeited or expires, the shares available under the Restated Plan shall be increased by 1.41 shares.

The Restated Plan is intended to attract, motivate, and retain employees, consultants, and non-employee directors who provide significant services to us. The Restated Plan also is intended to further our growth and profitability.

Administration of the Plan

Our board of directors or a delegate or committee appointed by our Board of Directors (the Administrator) administers the Restated Plan. Currently, the compensation committee of our board of directors is acting as the Administrator.

Subject to the terms of the Restated Plan, the Administrator has the sole discretion to select the employees and consultants who will receive Awards, determine the terms and conditions of Awards (for example, the exercise price and vesting schedule), and interpret the provisions of the Restated Plan and outstanding Awards. To make grants to certain officers and key employees of our company, the members of the Administrator must qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934. In addition, Awards that are intended to be qualified performance-based compensation as described under Section 162(m) of the Code may only be granted by an Administrator of two or more “outside directors” within the meaning of Section 162(m) of the Code.

If an Award or an award currently outstanding under any of our prior equity compensation plans that have been approved by our shareholders expires or is cancelled without having been fully exercised or vested, the unvested or cancelled shares generally will be returned to the available pool of shares reserved for issuance under the Restated Plan. Pursuant to the Restated Plan, for each share of common stock subject to a Full Value Award that is forfeited or expires, the shares available under the Restated Plan shall be increased by 1.41 shares. As of March 31, 2013, there were 582,998 awards outstanding under our prior equity compensation plans. If we experience a stock dividend, reorganization or other change in our capital structure, the Administrator has the discretion to adjust the number of shares available for issuance under the Restated Plan, the outstanding Awards, and the per-person limits on Awards, as appropriate to reflect the stock dividend or other change.

Eligibility to Receive Awards; Performance Criteria

The Administrator selects the employees and consultants who will be granted Awards under the Restated Plan. Non-statutory stock options, restricted stock, RSUs, stock appreciation rights, performance shares and performance units may be granted to employees, directors and consultants. Incentive stock options can only be granted to employees. Awards made to our non-employee directors are generally made under the Restated Plan pursuant to the Non-Employee Director Compensation Policy. The actual number of individuals who will receive an Award under the Restated Plan cannot be determined in advance because the Administrator has the discretion to select the participants.

In determining whether an Award should be made, and/or the vesting schedule for any such Award, the Administrator may impose whatever conditions to vesting that it determines to be appropriate. For example, the Administrator may decide to grant an Award only if the participant satisfies performance goals established by the Administrator. The Administrator may set performance periods and performance goals that differ from participant to participant. The Administrator may choose performance goals based on either company-wide or business unit results, as deemed appropriate in light of the participant’s specific responsibilities. Currently, performance goals may be based on business criteria including: attainment of research and development milestones, bookings, business divestitures and acquisitions, cash flow, cash position, contract awards or backlog, customer renewals, customer retention rates from an acquired company, business unit or division, earnings (which may include earnings before interest and taxes, earnings before taxes and net earnings), earnings per share, expenses, gross margin, growth in shareholder value relative to the moving average of the S&P 500 Index or another index, internal rate of return, market share, net income, net profit, net sales, new product development, new product invention or innovation, number of customers, operating cash flow, operating expenses, operating income, operating margin, overhead or other expense reduction, product defect measures, product release timelines, productivity, profit, return on assets, return on capital, return on equity, return on investment, return on sales, revenue, revenue growth, sales results, sales growth, stock price, time to market, total shareholder return or working capital.

Any performance goals may be used to measure the performance of the Company as a whole or a business unit or other segment of the Company, or one or more product lines or specific markets and may be measured relative to a peer group or index. The performance goals may also differ from participant to participant and from award to award. Performance goals will be calculated in accordance with the Company’s financial statements, generally accepted accounting principles, or under a methodology established by the Administrator prior to the issuance of an Award and which is consistently applied with respect to a performance goal in the relevant performance period. The Administrator will appropriately adjust any evaluation of performance under a performance goal to exclude (1) any extraordinary non-recurring items as described in Accounting Standards Modification 225 and/or in management’s discussion and analysis of financial conditions and results of operations appearing in the Company’s annual report to shareholders for the applicable year, or (2) the effect of any changes in accounting principles affecting the Company’s or a business units’ reported results. To the extent that the Administrator determines it to be desirable to qualify awards granted under the Restated Plan as “performance-based compensation” within the meaning of Section 162(m) of the Code, the performance goals will be set by the Administrator within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

Following the completion of each performance period, the Administrator will certify in writing whether the applicable performance goals have been achieved for the performance period. In determining the amounts earned by a participant, the Administrator will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the performance period. A participant will be eligible to receive payment pursuant to an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code for a performance period only if the performance goals for such period are achieved.

Fair Market Value Awards

Stock Options. A stock option is the right to purchase shares of the Company’s common stock at a fixed exercise price for a fixed period of time. Under the Restated Plan, the Administrator may grant non-statutory and incentive stock options. The Administrator will determine the number of shares covered by each option, provided that during any fiscal year, no participant will be granted options covering more than 500,000 shares, provided that in connection with his or her initial service as an employee, an employee may be granted options covering up to an additional 500,000 shares.

The exercise price of the shares subject to each non-statutory stock option and incentive stock option cannot be less than 100 percent of the fair market value of our common stock on the date of the grant. In the case of an incentive stock option granted to a participant who at the time of grant owns stock representing more than ten percent (10%) of the total combined voting power of all classes of the stock of the Company, the exercise price of the shares subject to each incentive stock option cannot be less than 110 percent of the fair market value of our common stock on the date of the grant. The Restated Plan prohibits any re-pricing of options after their grant, other than with shareholder approval.

Any option granted under the Restated Plan cannot be exercised until it becomes vested. The Administrator establishes the vesting schedule of each option at the time of the grant. Options become exercisable at the times and on the terms established by the Administrator. Options granted under the Restated Plan expire at the times established by the Administrator, but not later than 10 years after the grant date. In the case of an incentive stock option granted to a participant who at the time of grant owns stock representing more than ten percent (10%) of the total combined voting power of all classes of the stock of the Company, the maximum term of incentive stock option will be five years after the grant date.

The exercise price of each option granted under the Restated Plan must be paid in full at the time of the exercise. The Administrator may also permit payment by check, the forfeiture of shares subject to the Award, the tender of shares that are already owned by the participant, a broker-assisted cashless exercise or by any other means that the Administrator determines to be consistent with the purpose of the Restated Plan.

Stock Appreciation Rights. Awards of stock appreciation rights may be granted pursuant to the Restated Plan. The Administrator determines the terms and conditions of stock appreciation rights. However, no participant will be granted stock appreciation rights covering more than 500,000 shares during any fiscal year, provided that in connection with his or her initial service as an employee, an employee may be granted stock appreciation rights covering up to an additional 500,000 shares. In addition, no stock appreciation right may be granted at less than fair market value of our common stock on the date of grant or have a term of over ten (10) years from the date of grant. Upon exercising a stock appreciation right, the holder of such right shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the fair market value of a share of our common stock on the date of exercise and the exercise price by (ii) the number of shares with respect to which the stock appreciation right is exercised. The Company’s obligation arising upon the exercise of a stock appreciation right may be paid in shares or in cash, or any combination thereof, as the Administrator may determine.

Full Value Awards

Under the Restated Plan, the Administrator can make the following Full Value Awards:

Restricted Stock. Awards of restricted stock are shares that vest in accordance with the terms and conditions established by the Administrator. The Administrator will determine the number of shares of restricted stock granted to any participant, provided that for restricted stock intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, no participant will receive more than an aggregate of 100,000 shares of restricted stock during any fiscal year. However, in connection with his or her initial service as an employee, for restricted stock intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, an employee may be granted an aggregate of up to an additional 100,000 shares of restricted stock. Once the restricted stock is issued, voting, dividend and other rights as a shareholder will exist with respect to the restricted stock. However, the restricted stock will not be transferable until the restricted stock vests.

Restricted Stock Units. RSUs are awards that obligate the Company to pay the recipient of the award a value equal to the fair market value of a specific number of shares of the Company common stock in the future if the vesting terms and conditions scheduled by the Administrator are satisfied. The Administrator will determine the number of shares that are subject to such RSUs, provided that for restricted stock units intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, no participant will receive more than an aggregate of 100,000 restricted stock units during any fiscal year. However, for restricted stock units intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, in connection with his or her initial service as an employee, an employee may be granted an aggregate of up to an additional 100,000 restricted stock units. Payment under an RSU may be made in cash, in shares of our common stock, or a combination thereof, and will be made as soon as practicable after the date in the award agreement, as otherwise provided by the award agreement, or as required by law.

Performance Shares and Performance Units. Performance shares are shares granted to participants with restrictions that lapse only upon the attainment of specified performance goals or other vesting criteria as the Administrator may determine. Performance units are awards that may be earned in whole or in part upon the attainment of performance goals or other vesting criteria as the Administrator may determine. Each performance unit will have an initial value that is established by the Administrator on or before the date of grant, and each performance share will have an initial value equal to the fair market value of a share on the date of grant. The Administrator will determine the number of shares of performance shares or performance units granted to any participant, provided that during any fiscal year, for performance units or performance shares intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, (i) no participant will receive performance units having an initial value greater than $3,750,000, and (ii) no participant will receive more than 250,000 performance shares. Notwithstanding this limitation, for performance shares intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, in connection with his or her initial service, an employee may be granted up to an additional 250,000 performance shares and additional performance units having an initial value up to $3,750,000. Payment of earned performance shares or performance units may be made in cash, shares of our common stock, or a combination thereof, and will be made as soon as practicable after the date in the award agreement, as otherwise provided in the award agreement, or as required by law.

Change in Control

In the event of a merger or “change in control” (as defined in the Restated Plan), each outstanding Award will be treated as the Administrator determines without a holder’s consent, including, without limitation, that the Awards may be assumed or substituted by the successor corporation, the Awards will terminate upon or immediately prior to the merger or change in control, outstanding Awards will vest and become exercisable upon the merger or change in control, the Awards will be exchanged for cash or property, or any combination of the foregoing.

If the successor corporation does not assume or substitute outstanding Awards, the options and stock appreciation rights will become fully vested and exercisable, all restrictions on restricted stock, restricted stock units, performance shares and performance units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met. In addition, if an option or stock appreciation right is not assumed or substituted for in the event of a change in control, the Administrator will notify the participant that the option or stock appreciation right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the option or stock appreciation right will terminate upon the expiration of such period.

Acceleration of Awards

If a participant in the Restated Plan dies prior to terminating service with us, the vesting of all Awards held by him or her will fully accelerate and any restrictions on transferability will fully lapse.

Non-Transferability of Awards

Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant.

Federal Tax Aspects

The following is a general summary under current law of the material federal income tax consequences of the grant, vesting and exercise of Awards under the Restated Plan. This summary deals with general tax principles that apply only to employees who are citizens or residents of the United States and is provided only for general information purposes. The following discussion does not address the tax consequences of Awards that may be subject to and do not comply with the rules and guidance issued pursuant to Section 409A of the Code. Section 409A has implications that affect traditional deferred compensation plans, as well as certain equity awards. Accordingly, additional adverse tax consequences could apply to certain equity awards as a result of Section 409A based on the terms of the equity awards or modifications that have been made to the provisions of the equity awards.

The following discussion does not purport to be complete, and does not cover, among other things, state and local tax treatment of participants in the Restated Plan. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of personal investment circumstances. This summarized tax information is not tax advice.

Incentive Stock Options. No taxable income is reportable when an incentive stock option is granted to a participant, when that option vests or when that option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an “item of adjustment” for a participant for purposes of the alternative minimum tax. Gain realized on the sale of shares issued under an incentive stock option is taxable at capital gains rates, unless the participant disposes of the shares within (1) two years after the date of grant of the option or (2) within one year of the date the shares were transferred to the participant. If the shares of common stock are sold or otherwise disposed of before the end of the one-year or two-year periods specified above, the difference between the option exercise price and the fair market value of the shares on the date of the options’ exercise will be taxed at ordinary income rates. If such a sale or disposition takes place in the year in which the participant exercises the option, the income recognized upon the sale or disposition of the shares will not be considered income for alternative minimum tax purposes. If the participant sells or otherwise disposes the shares before the end of the one-year or two-year periods specified above, the maximum amount that will be included as alternative minimum tax income is the gain, if any, the participant recognizes on the disposition of the shares.

Non-statutory Stock Options. No taxable income is reportable when a non-statutory stock option is granted to a participant or when the option vests. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option.

Stock Appreciation Rights. No taxable income is reportable when a stock appreciation right is granted to a participant or when the stock appreciation right vests. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of any shares issued would be capital gain or loss.

Restricted Stock. Generally, a participant will not have taxable income upon grant of restricted stock. Instead, he or she will recognize ordinary income, if any, at the time of vesting equal to the fair market value of the shares received (determined as of the date of vesting) minus any amount paid for the shares.

Restricted Stock Units. A participant will generally not recognize taxable income at the time of the grant of a RSU or when the RSU vests. When an award is paid (whether it is at or after the time that the award vests), the participant will recognize ordinary income. In the event of an award that is paid or settled at a time following the vesting date, income tax may be deferred beyond vesting and until shares are actually delivered or payment is made to the participant if deferred in compliance with the timing of distributions and other requirements under Section 409A of the Code.

Performance Shares and Performance Unit Awards. A participant generally will recognize no income upon the grant of a performance share or a performance unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or non-restricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Gain or Loss on Sale or Disposition of Shares. In general, gain or loss from the sale or disposition of shares granted or awarded under the Restated Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange.

Withholding. Where an award results in income subject to withholding, the Company may require the participant to remit the withholding amount to the Company or cause shares of common stock to be withheld or sold in order to satisfy the tax withholding obligations.

Tax Effect for the Company. Generally we will be entitled to a tax deduction in connection with an Award under the Restated Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a non-statutory stock option), provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Special rules under Section 162(m) of the Code limit the deductibility of compensation paid by a public company during a tax year to its chief executive officer and its other three most highly compensated executive officers for that tax year. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, under Section 162(m) of the Code qualifying performance-based compensation, including income from stock options and other performance based awards, may be deductible if the conditions of Section 162(m) are met. These conditions include, among other things, shareholder approval of the material terms of the Restated Plan as discussed above, setting limits on the number of Awards that any individual may receive and establishing performance criteria that must be met before the Award (other than certain stock options) actually will vest or be paid. The amendment and restatement has been designed to permit the Administrator in its discretion to grant Awards which may qualify as performance-based for purposes of satisfying the conditions of Section 162(m) which may permit the Company to receive a federal income tax deduction in connection with such Awards.

Additionally, under the so-called “golden parachute” provisions of Section 280G of the Code, the accelerated vesting of options and benefits paid under other Awards in connection with a change of control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments contingent on the change of control, in excess of certain limits. If these limits are exceeded, a portion of the amounts payable to the participant may be subject to an additional 20% federal tax and may be nondeductible by the Company.

Amendment and Termination of the Restated Plan and Prohibition on Re-pricing or Exchange of Awards Without Shareholder Approval

The Restated Plan will automatically terminate ten years from the date of its adoption, unless terminated at an earlier time by the Administrator. The board of directors generally may amend or terminate the Restated Plan at any time and for any reason; provided, however, that the board of directors cannot re-price or otherwise exchange Awards under the Restated Plan without shareholder approval or otherwise amend the Restated Plan without shareholder approval to the extent it is necessary or desirable to comply with any applicable laws.

New Plan Benefits

The amount, if any, of equity compensation to be awarded to officers, directors, employees and consultants is determined from time to time by the compensation committee or the board of directors, as applicable, and is not presently determinable. The table below sets forth grants made during fiscal year 2012 under the Incentive Plan. Had the Restated Plan been in effect during fiscal year 2012, we believe the same grants would have been made.

2011 Equity Incentive Plan
Name and Position	Number of Shares Subject to Stock Options	Number of Shares Subject to Stock Appreciation Rights	Number of Shares Subject to RSUs
Christopher Garabedian, President and Chief Executive Officer	190,834	70,000	13,611
Sandesh Mahatme, Senior Vice President, Chief Financial Officer	150,000	100,000	—
Edward M. Kaye, M.D., Senior Vice President, Chief Medical Officer	90,352	—	—
David Tyronne Howton, Senior Vice President, General Counsel and Corporate Secretary	150,000	—	—
Michael A. Jacobsen, Vice President, Finance	52,202	—	7,500
Effie Toshav, Former Senior Vice President, General Counsel	—	—	—
All current executive officers as a group	607,811	170,000	13,611
All current directors who are not executive officers as a group (6 persons)	30,000	—	4,998
All employees, including current officers who are not executive officers, as a group	631,659	—	26,266

The following table sets forth summary information concerning the number of shares of our common stock subject to option and restricted stock unit grants made under the Incentive Plan to our Named Executive Officers and directors from the inception of the Incentive Plan through March 31, 2013:

2011 Equity Incentive Plan
Name and Position	Number of Shares Subject to Stock Options	Number of Shares Subject to Stock Appreciation Rights	Number of Shares Subject to RSUs
Christopher Garabedian, President and Chief Executive Officer	224,167	70,000	13,611
Sandesh Mahatme, Senior Vice President, Chief Financial Officer	150,000	100,00	—
Edward M. Kaye, M.D., Senior Vice President, Chief Medical Officer	90,352	—	—
David Tyronne Howton, Senior Vice President, General Counsel and Corporate Secretary	150,000	—	—
Michael A. Jacobsen, Vice President, Finance	102,202	—	7,500
Effie Toshav, Former Senior Vice President, General Counsel	25,000	—	—
All current executive officers as a group	741,144	170,000	13,611
All current directors who are not executive officers as a group	60,000	—	9,996
Each nominee for director	30,000	—	4,998
Each associate of any director, executive officer or nominee	—	—	—
Each other 5% holder or future 5% recipient	—	—	—
All employees, including current officers who are not executive officers, as a group	1,542,396	—	26,266

Summary

We believe strongly that the approval of the Restated Plan is essential to our success. Awards such as those provided under the Restated Plan constitute an important incentive for key employees and other service providers of the Company and help us to attract, retain and motivate people whose skills and performance are critical to our success. Our employees are our most valuable asset. We strongly believe that the Restated Plan is essential for us to compete for talent in the very difficult labor markets in which we operate.

Vote Required and Board of Directors Recommendation

The affirmative vote of the majority of the votes cast by holders of our common stock present in person or represented by proxy at the Annual Meeting will be required to approve the Restated Plan.

The board of directors recommends that shareholders vote “FOR” the approval of the amendment and restatement of the 2011 Equity Incentive Plan.

APPROVAL OF THE 2013 EMPLOYEE STOCK PURCHASE PLAN

(Proposal 4)

Shareholders are being asked to approve the Company’s 2013 Employee Stock Purchase Plan (the “ESPP”). If approved by shareholders, 250,000 shares of the Company’s common stock would be available for issuance under the ESPP. On April 16, 2013, our board of directors approved the ESPP, to be effective upon shareholder approval.

The purpose of the ESPP is to provide our employees the opportunity to purchase our common stock through accumulated payroll deductions at a discount to the trading price of our shares on the date of purchase. The ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Code. We believe that the ESPP will be an important component of the benefits package that we offer to our employees. We believe that it can become a key factor in retaining existing employees, recruiting and retaining new employees and aligning and increasing the interest of all employees in the success of the Company. If approved, the ESPP will go into effect for periods commencing on and after August 1, 2013.

Introduction and Background for Current Request to Approve the ESPP

As noted in Proposal 4 above, awards of shares of our common stock have been, and continue to be, a major part of our long-term incentive program for our employees, consultants and members of our board of directors. As discussed in the “Compensation Discussion and Analysis,” we have long recognized that having an ownership interest in the Company is critical to aligning the financial interests of our employees with the interests of our shareholders. The ESPP provides eligible employees with the opportunity to become shareholders of the company and participate in our success, which aligns the interests of participating employees with those of shareholders. The ESPP also helps to attract and retain employees because employee stock purchase plans are a common benefit offered by our competitors and other industry leaders. To further encourage stock ownership among our employees while providing our employees a benefit that is common in the companies with which we compete for talent, our board of directors has adopted the ESPP. To encourage maximum participation in the ESPP, our compensation committee, with the help of its independent compensation consultant, recommended, and our board of directors approved, providing offering periods of 24 months duration comprised of six month purchase periods. The purchase price for shares purchased under the ESPP is 85 percent of the lower of the per share closing trading price of our common stock on the first day of the offering period and 85% of the per share closing trading price of our common stock on the last day of the applicable purchase period.

Our compensation committee, working with its independent compensation consultant, recommended, and our board of directors approved the reserve of 250,000 shares for purchase under the ESPP. In determining the number of shares to reserve under the ESPP, our compensation committee and our board of directors reviewed detailed information on our historical burn rate, dilution and overhang, as described in Proposal 4 above. Following approval of the ESPP by our shareholders, we expect for approximately five (all) executive officers and 110 (all full-time) non-executive employees to be eligible to participate in the ESPP. The requested share reserve under the ESPP represents approximately 0.8% of our outstanding shares of the Company as of March 15, 2013. Assuming all the shares that are proposed to be reserved for issuance under the ESPP are issued, the total potential dilution will be 0.8% of our common stock outstanding as of March 15, 2013. Based on current and projected employee participation and using an assumed $36.95 price of our stock for purposes of illustration, cash proceeds to our company from employee purchases of stock would be approximately $859,950 for purchases made at the end of the first purchase period. Assuming the issuance of all 250,000 shares pursuant to the ESPP and the same assumption regarding the price of our stock, net proceeds to our company from the ESPP would be approximately $7,852,500 over the life of the ESPP, and net book value per share of our stock at December 31, 2012 would increase by approximately $0.21 per share. Actual employee participation, the price of our stock, and proceeds to our company may vary significantly over the life of the ESPP. We calculate diluted earnings per share by dividing net income for the period by the weighted average number of shares of common stock outstanding during the period, adjusted for potential dilutive shares associated with stock options, performance share awards, and restricted stock awards using the treasury stock method. Because employees purchase shares pursuant to the ESPP at a price of approximately 85% of the market price at the time of each bi-annual purchase, and because the number of shares an employee may purchase pursuant to the ESPP is limited in each year, the dilutive effect of the ESPP on earnings per share in any year is expected to be negligible.

If shareholders do not approve the ESPP, the ESPP will not go into effect; however, we believe that without adoption of the ESPP, the overall stock ownership of our employees, including our executive officers, will be lower than if the ESPP were in effect and that our employees, including our executive officers, will not have their interests as aligned with shareholders. Forecasting future usage of shares under the ESPP is difficult because future usage depends on a number of variables, including the number of employees we have, the percentage of eligible employees that choose to participate in the ESPP and their level of participation, and our stock price. As the number of participating employees increases, the number of shares issued under the ESPP increases, and as the price of our stock increases, the number of shares issued tends to decrease. Based upon projected employee participation levels developed with our compensation committee’s independent compensation consultant, we believe the number of shares reserved for issuance under the ESPP will support expected purchases under the ESPP for three (3) years.

YOU ARE URGED TO READ THIS ENTIRE PROPOSAL, WHICH EXPLAINS OUR REASONS FOR SUPPORTING THE ESPP.

Summary of the ESPP

The principal features of the ESPP are summarized below. The following summary of the ESPP does not purport to be a complete description of all of the provisions of the ESPP, but is qualified in its entirety by reference to the complete text of the ESPP, attached hereto as Appendix D to this proxy statement. Any shareholder who wishes to obtain a copy of the ESPP may do so upon written request to the Secretary at the Company’s principal executive offices.

Offerings. The ESPP provides for the grant to employees of rights to purchase shares of the Company’s common stock at reduced prices through payroll deductions through a series of offerings of purchase rights. The initial “Offering Period” will commence on July 1, 2013 and continue until August 31, 2015. A subsequent 24-month “Offering Period” will commence March 1, 2014 and be followed by consecutive and overlapping 24-month “Offering Periods” commencing on each March 1 or September 1, unless otherwise determined by the ESPP administrator. The initial “Purchase Period” will commence on July 1, 2013 and continue until February 28, 2014. A subsequent “Purchase Period” will commence on March 1, 2014 and be followed by consecutive six-month “Purchase Periods” commencing each March 1 and September 1 within each Offering Period. However, in no event may an Offering Period be longer than 27 months in length. If the fair market value of the common stock on the last trading day on an offering period is lower than the fair market value of the common stock on the first trading day of the Offering Period, then a new 24-month Offering Period will automatically begin on the next trading day, and all participants in the Offering Period will be automatically withdrawn from the Offering Period immediately after the exercise of their option on that date and automatically re-enrolled in the immediately following Offering Period.

Shares Available Under ESPP. The maximum number of our shares of common stock which will be authorized for sale under the ESPP is 250,000. The shares made available for sale under the ESPP may be authorized but unissued shares or reacquired shares reserved for issuance under the ESPP.

Administration. The ESPP will be administered by our board of directors unless our board of directors delegates administration to a committee. Our board of directors has delegated administrative duties under the ESPP to our compensation committee but may revest in itself the authority to administer the ESPP at any time. The ESPP administrator has final authority for interpretation of any provisions of the ESPP or of any right to purchase stock granted under the ESPP. The Plan administrator may request advice or assistance or employ such other persons as are necessary for proper administration of the Plan. Interpretations and constructions of the administrator of any provision of the ESPP or of any rights under it will be conclusive and binding on all persons. We will bear all expenses and liabilities incurred by the ESPP administrator.

Eligibility and Enrollment. Employees of the Company who customarily work more than twenty hours a week and more than five months per calendar year are eligible to participate in the ESPP. However, no employee is eligible to participate in the ESPP if, immediately after the election to participate, such employee would own stock of the Company (including stock such employee may purchase under outstanding options) representing 5% or more of the total combined voting power or value of all classes of stock of the Company or any parent or subsidiary of the Company. In addition, no employee is permitted to participate if the rights of the employee to purchase common stock of the Company under the ESPP would accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined at the time the right is granted) for each calendar year. Eligible employees become participants in the ESPP by completing a subscription agreement and filing it with the Company’s payroll office fifteen days prior to the applicable enrollment date. By enrolling in the ESPP, a participant is deemed to have elected to purchase the maximum number of whole shares of common stock that can be purchased with the compensation withheld during each Purchase Period for which the participant is enrolled. No participant will be eligible to purchase more than 2,000 shares of stock within any Offering Period or 800 shares of stock within any Purchase Period. Termination of a participant’s status as an eligible employee for any reason, including death, is treated as an automatic withdrawal from the ESPP.

As of March 31, 2013, there were approximately four current executive officers and 110 current non-executive officer employees who would be eligible to participate in the ESPP. Non-employee directors and consultants are not eligible to participate in the ESPP.

Payroll Deductions. The payroll deductions made for each participant may be not less than 1% nor more than 15% of a participant’s compensation, as defined in the ESPP. Payroll deductions commence with the first pay day during the Offering Period for which the participant is enrolled and are deducted from subsequent paychecks throughout the Purchase Period unless changed or terminated as provided in the ESPP. All payroll deductions made for a participant shall be credited to his or her account under the ESPP and shall be withheld in whole percentages only. No interest accrues to the money held in the account pending purchase of shares of common stock.

Purchase of Stock. As of the last trading day of each Purchase Period, each participant’s accumulated payroll deductions are applied to the purchase of whole shares of common stock at a price which is the lower of 85% of the fair market value per share of the common stock on the first trading day of the Offering Period or on the last trading day of the applicable Purchase Period. The fair market value of the common stock on a given date is defined as the closing price on that day as reported in The Wall Street Journal or other source the ESPP administrator deems reliable.

A participant may withdraw all but not less than all of the payroll deductions credited to his or her account and not yet used to purchase shares under the ESPP at any time by giving written notice. Upon withdrawal, the participant’s account balance will be refunded in cash without interest. A participant may increase or decrease the rate of his or her payroll deductions one time during the Purchase Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The ESPP administrator may, in its discretion, limit the number of participation rate changes during any Offering Period.

A participant may not assign, transfer, pledge or otherwise dispose of (other than by will or the laws of descent and distribution) payroll deductions credited to a participant’s account or any rights to exercise an option or to receive shares of our common stock under the ESPP, and during a participant’s lifetime, purchase rights under the ESPP shall be exercisable only by such participant. Any such attempt at assignment, transfer, pledge or other disposition will not be given effect.

Adjustments upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale. In the event of any increase or decrease in the number of issued shares of our common stock resulting from a subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares affected without receipt of consideration, we will proportionately adjust the aggregate number of shares of our common stock offered under the ESPP, the number and price of shares which any participant has elected to purchase pursuant under the ESPP and the maximum number of shares which a participant may elect to purchase in any single Purchase Period.

If there is a proposal to dissolve or liquidate the Company, then any Offering Period then in progress will be shortened by setting a new purchase date and the ESPP will terminate immediately prior to such transaction. If the Company undergoes a merger with or into another corporation or sale of all or substantially all of our assets, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or the parent or subsidiary of the successor corporation. If the successor corporation refuses to assume the outstanding options or substitute equivalent options, then any Purchase Period then in progress will be shortened by setting a new purchase date to take place before the date of our proposed sale or merger, and any Offering Period then in progress will end on that date. We will notify each participant in writing at least ten days prior to the new exercise date of such change.

Amendment and Termination. Our board of directors may amend, suspend or terminate the ESPP at any time. Unless it is sooner terminated by our board of directors, the ESPP will be in effect until the tenth anniversary of the date of initial adoption of the ESPP by our board of directors. However, our board of directors may not amend the ESPP without obtaining shareholder approval to the extent required by applicable laws.

Federal Income Tax Consequences

Generally, no federal income tax consequences will arise at the time an employee purchases’ shares of common stock under the ESPP. If an employee disposes of shares purchased under the ESPP less than one year after the shares are purchased or within two years of the enrollment date, the employee will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in the amount of the difference between the fair market value of the shares of common stock at the time of purchase and the amount paid by the employee for the shares. The amount of such ordinary income recognized by the employee will be added to the employee’s basis in the shares for purposes of determining capital gain or loss upon the disposition of the shares by the employee.

If an employee does not dispose of the shares of common stock purchased under the ESPP until at least one year after the shares are purchased and at least two years after the enrollment date, the employee will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in an amount equal to the lesser of (a) the excess of the fair market value of the shares of common stock on the date of disposition over the purchase price paid by the employee, or (b) the excess of the fair market value of the shares of common stock on the enrollment date over the purchase price paid by the employee. The amount of such ordinary income recognized by the employee will be added to the employee’s basis in the shares for purposes of determining capital gain or loss upon the disposition of the shares by the employee.

We generally will not be entitled to a tax deduction with respect to the shares of common stock purchased by an employee under the ESPP, unless the employee disposes of the shares less than one year after the shares are transferred to the employee or less than two years after the enrollment date, in which case we will generally be entitled to a tax deduction corresponding to the amount of ordinary income recognized by the employee.

New Plan Benefits

The benefits to be received by the Company’s executive officers and employees under the ESPP are not determinable because, under the terms of the ESPP, the amounts of future stock purchases are based on elections made by participants. Future purchase prices are not determinable because they are based on the fair market value of the Company’s common stock. No purchase rights have been granted, and no shares have been issued, under the ESPP.

Vote Required and Board of Directors Recommendation

To be approved, this proposal must receive a “FOR” vote from the holders of a majority in voting power of the shares of common stock which are present online or represented by proxy and entitled to vote on the proposal.

The board of directors recommends that shareholders vote “FOR” approval of the Sarepta Therapeutics, Inc. 2013 Employee Stock Purchase Plan.

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

(Proposal 5)

In accordance with Section 14A of the Exchange Act, we are asking our shareholders to cast an advisory vote to approve, on an advisory basis, the 2012 compensation of our named executive officers as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on the design and effectiveness of our executive compensation program.

As described in detail under the section below captioned “Compensation Discussion and Analysis,” our executive compensation program is designed to attract and retain senior executive management, to motivate their performance toward clearly defined goals, and to align their long term interests with those of our shareholders. We urge our shareholders to read the “Compensation Discussion and Analysis” and the tables and narrative that follow for additional details about our executive compensation program, including information about the 2012 compensation paid to our named executive officers.

As we describe in our Compensation Discussion and Analysis, our executive compensation program includes a significant pay-for-performance component that supports our business strategy and aligns the interests of our executives with our shareholders. In particular, our compensation program rewards financial, strategic and operational performance and the goals set for each performance category support our long-range plans. In light of the achievement of our corporate goals for 2012, we believe that the compensation paid to our named executive officers was appropriate.

In addition, to discourage excessive risk taking, our compensation committee maintains discretion to increase or decrease any incentive plan compensation, allowing the committee to consider the circumstances surrounding individual performance and adjust payments accordingly. Additionally, multi-year vesting for long-term equity incentive awards discourages an inappropriate focus on short-term results at the risk of long-term, sustained performance.

2012 Strong Shareholder Support for Our Compensation Programs

At our annual meeting of our shareholders in 2012, our shareholders approved the compensation of our 2011 named executive officers, with approximately an 88% approval rating. The compensation committee believes that the strong support from our shareholders demonstrates that our executive compensation programs are designed appropriately to reward company and stock performance with responsible and balanced incentives. The compensation committee continues to work to ensure that management’s interests are aligned with our shareholders’ interest.

2012 Compensation Program Highlights

As discussed in more detail under the section below captioned “Compensation Discussion and Analysis,” we believe that our executive compensation program is reasonable, competitive and strongly focused on pay for performance principles. In 2012, the compensation committee measured performance and set goals and objectives on the basis of corporate results that it believes will position us for long-term sustainable success. We believe that the 2012 compensation of our named executive officers was appropriate and aligned with our 2012 results. Our 2012 compensation program highlights are set forth below.

•

A majority of the total compensation paid to our named executive officers was in the form of variable or “at risk” compensation. Variable compensation is tied to the achievement of our performance goals (annual cash incentive bonus) or stock price appreciation (long-term equity incentives).

•	We continue to emphasize stock options as a key element of our compensation program, so that our named executive officers are rewarded only when our stock price increases.

•	Based on our 2012 results, our named executive officers that were eligible to receive incentive bonus awards received 130% of their target incentive bonus awards.

•	Our named executive officers were not provided with any “executive perquisites,” and were only provided with minimal perquisites that were also provided to all of our regular full-time employees.

The compensation committee regularly reviews the compensation program for our executives to ensure they achieve the desired goals of aligning our executive compensation structure with our shareholders’ interests and current market practices. We believe that our executive compensation program has been effective at encouraging the achievement of positive results, appropriately aligning pay and performance, and in enabling us to attract and retain talented executives.

Advisory Vote and Board Recommendation

We request shareholder approval, on an advisory basis, of the 2012 compensation of our named executive officers as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules (which disclosure includes the “Compensation Discussion and Analysis,” the compensation tables, and the narrative disclosures that accompany the compensation tables within this proxy statement). This vote is not intended to address any specific element of compensation, but rather the overall compensation of our named executive officers and the compensation philosophy, policies and practices described in this proxy statement.

Accordingly, we ask that you vote “FOR” the following resolution at this meeting:

“RESOLVED, that the shareholders of Sarepta Therapeutics, Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Sarepta Therapeutics, Inc.’s proxy statement for the 2013 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2012 Summary Compensation Table, and the other related tables and disclosure within the proxy statement.”

You may vote “FOR,” “AGAINST,” or “ABSTAIN” from the proposal to approve the compensation of our named executive officers. As an advisory vote, the outcome of the vote on this proposal is not binding upon us.

Vote Required and Board of Directors Recommendation

Because this proposal asks for a non-binding, advisory vote, there is no “required vote” that would constitute approval. We value the opinions expressed by our shareholders in this advisory vote, and our compensation committee, which is responsible for overseeing and administering our executive compensation programs, will consider the outcome of the vote when designing our compensation programs and making future compensation decisions for our named executive officers. Abstentions and broker non-votes, if any, will not have any effect on the results of those deliberations. Unless the board of directors modifies its determination on the frequency of future “say-on-pay” advisory votes, the next “say-on-pay” advisory vote will be held at the 2014 annual meeting of shareholders.

The board of directors recommends that shareholders vote “FOR” the compensation of our named executive officers.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal 6)

Our audit committee has selected the firm of KPMG LLP to be the Company’s independent registered public accounting firm to conduct an audit of the Company’s consolidated financial statements for the year ending December 31, 2013 and the Company’s system of internal control over financial reporting. A representative of that firm is expected to be present at the annual meeting to respond to appropriate questions and will be given an opportunity to make a statement if he or she so desires. The audit committee has discussed with KPMG LLP its independence from us and our management, and this discussion included consideration of the matters in the written disclosures required by the Public Company Accounting Oversight Board and the potential impact that non-audit services provided to us by KPMG LLP could have on its independence. This appointment is being submitted for ratification at the meeting. If not ratified, the audit committee will reconsider this appointment, although the audit committee will not be required to appoint different independent auditors. KPMG LLP has served as our independent auditors since 2002.

Fees Billed to Us by KPMG LLP during 2012 and 2011

Audit Fees

Fees and related expenses for the 2012 and 2011 audits by KPMG LLP of our annual financial statements, its review of the financial statements included in our quarterly reports and other services that are provided in connection with statutory and regulatory filings totaled $363,500 and $345,000, respectively. Fees for 2012 included billings of $28,500 for the issuance of consents related to our filing of registration statements in 2012. Fees for 2011 included billings of $20,000 for the issuance of consents related to our filing of registration statements in 2011.

Audit-Related Fees

For the years 2012 and 2011, KPMG LLP billed us $243,000 and $118,600, respectively, for audit-related fees. The 2012 and 2011 audit-related fees were related to the issuance of comfort letters and an audit of our 401(k) plan.

Tax Fees

For the years 2012 and 2011, KPMG LLP billed us $10,000 and $0, respectively, for tax-related professional services related to state and local taxes consultation.

All Other Fees

For the years 2012 and 2011, KPMG LLP did not bill us for any other professional services.

Policy on Audit Committee Pre-Approval of Fees

The audit committee must pre-approve all services to be performed for us by KPMG LLP. Pre-approval is granted usually at regularly scheduled meetings of the audit committee. If unanticipated items arise between regularly scheduled meetings of the audit committee, the audit committee has delegated authority to the chairman of the audit committee to pre-approve services, in which case the chairman communicates such pre-approval to the full audit committee at its next meeting. The audit committee also may approve the additional unanticipated services by either convening a special meeting or acting by unanimous written consent. During 2012 and 2011, all services billed by KPMG LLP were pre-approved by the audit committee in accordance with this policy.

Vote Required and Board of Directors Recommendation

The proposal will be approved if the votes cast in favor of this proposal exceed the votes cast against this proposal.

The audit committee has approved the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2013, and the board of directors recommends that shareholders vote “FOR” ratification of this appointment.

STOCK OWNED BY SAREPTA THERAPEUTICS, INC. MANAGEMENT AND PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding the ownership of our common stock as of April 25, 2013, with respect to: (i) each person known by us to beneficially own more than 5% of the outstanding shares of our common stock, (ii) each of our directors, (iii) each of our named executive officers and (iv) all directors and executive officers as a group.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (# of Shares) (2)	Percent of Class (2)
Officers and Directors
Anthony Chase (3)	52,244		*
Gil Price, M.D. (4)	55,163		*
M. Kathleen Behrens, Ph.D. (5)	55,833		*
Christopher Garabedian (6)	302,086		*
John Hodgman (7)	29,723		*
William Goolsbee (8)	25,499		*
Hans Wigzell, M.D., Ph.D. (9)	26,667		*
Edward M. Kaye, M.D. (10)	70,958		*
Effie Toshav (11)	—		*
Sandesh Mahatme (12)	—		*
David Tyronne Howton (13)	—		*
Michael A. Jacobsen (14)	12,085		*
All directors and executive officers as a group (11 persons) (15)	655,672	2.0
5% Shareholders
Sabby Healthcare Volatility Master Fund, Ltd. c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands (16)	1,674,193	5.2

*	Indicates beneficial ownership of one percent or less.
(1)	Except as otherwise indicated, the address of each shareholder identified is c/o Sarepta Therapeutics, Inc., 215 First Street, Suite 7, Cambridge, MA 02142. Except as indicated in the other footnotes to this table, each person named in this table has sole voting and investment power with respect to all shares of stock beneficially owned by that person. All share amounts have been adjusted to give effect to our one-for-six reverse stock split effective July 11, 2012.
(2)	Beneficial ownership is determined in accordance with rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within sixty (60) days of April 8, 2013, are deemed beneficially owned and outstanding for computing the percentage of the person holding such securities, but are not considered outstanding for computing the percentage of any other person. Based on 31,895,731 shares of common stock issued and outstanding as of April 8, 2013.
(3)	Includes 12,500 shares subject to options exercisable within sixty (60) days of April 8, 2013 and 23,333 shares subject to currently exercisable warrants.
(4)	Includes 22,166 shares subject to options exercisable within sixty (60) days of April 8, 2013.
(5)	Includes 20,000 shares subject to options exercisable within sixty (60) days of April 8, 2013.
(6)	Includes 223,613 shares subject to options exercisable within sixty (60) days of April 8, 2013.
(7)	Includes 27,223 shares subject to options exercisable within sixty (60) days of April 8, 2013.
(8)	Includes 22,166 shares subject to options exercisable within sixty (60) days of April 8, 2013.
(9)	Includes 25,834 shares subject to options exercisable within sixty (60) days of April 8, 2013.
(10)	Includes 70,958 shares subject to options exercisable within sixty (60) days of April 8, 2013.

(11)	Includes 0 shares subject to options exercisable within sixty (60) days of April 8, 2013. Ms. Toshav ceased to be an employee of our company effective February 24, 2012.
(12)	Includes 0 shares subject to options exercisable within sixty (60) days of April 8, 2013.
(13)	Includes 0 shares subject to options exercisable within sixty (60) days of April 8, 2013. In December 2012, Anthony Martignetti replaced Michael A. Jacobsen as our principal accounting officer in connection with Mr. Jacobsen’s transition from our company.
(14)	Includes 5,363 shares subject to options exercisable within sixty (60) days of April 8, 2013.
(15)	Includes 461,959 shares subject to options exercisable within sixty (60) days of April 8, 2013 and 23,333 shares subject to currently exercisable warrants. Includes options held by Dr. Aphale, who became an executive officer of the company on April 16, 2013.
(16)	Based solely on information contained on the jointly filed Schedule 13G filed with the SEC on April 24, 2013, reporting beneficial ownership by Sabby Healthcare Volatility Master Fund, Ltd. (the “Fund”), Sabby Management, LLC and Hal Mintz, who are collectively referred to as the “Reporting Persons.” Mr. Mintz is the manager of Sabby Management, LLC, which is the investment manager of the Fund. The beneficial ownership of each Reporting Person is as follows: (i) the Fund beneficially owns 1,674,193 shares, (ii) the Sabby Management, LLC, as the manager of the Fund, beneficially owns 1,674,193 shares and (iii) Mr. Mintz, as manager of Sabby Management, LLC, beneficially owns 1,674,193 shares. Each of the Fund, Sabby Management, LLC, as the investment manager of the Fund, and Mr. Mintz, as the manager of Sabby Management, LLC, has the shared authority to vote and dispose of all of the shares held by the Fund. Sabby Management, LLC and Mr. Mintz disclaimed beneficial ownership of the shares held by the Fund except to the extent of their pecuniary interest therein.

Equity Compensation Plan Information

The following table summarizes information, as of December 31, 2012; with respect to shares of our common stock that may be issued under our existing equity compensation plans and all share amounts and option exercise prices give effect to our July 2012 one-for-six reverse stock split:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(a)		Weighted- average exercise price of outstanding options, warrants and rights(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))(c)
Equity compensation plans approved by security holders	2,047,422	(1)	11.74	1,153,449	(2)
Equity compensation plans not approved by security holders	—		—	—
Total	2,047,422		11.74	1,153,449

(1)	Of the number of securities to be issued upon exercise, (i) 2,047,422 shares are subject to outstanding options under our 2011 Equity Incentive Plan. Following the adoption of our 2011 Equity Incentive Plan in June 2011, there will be no further grants under the 2002 Equity Incentive Plan, but awards previously granted pursuant to the 2002 Equity Incentive Plan will continue to be governed by its terms.
(2)	Represents 1,153,449 shares available for future issuance under our 2011 Equity Incentive Plan. The maximum number of shares that may be issued under the 2011 Equity Incentive Plan is 1,765,379 including zero shares reserved but not issued under the 2002 Equity Incentive Plan. In addition, shares subject to outstanding awards under the 2002 Equity Incentive Plan that expire or otherwise terminate without having been exercised in full, or are forfeited to or repurchased by us, will be available for issuance under the 2011 Equity Incentive Plan, up to a maximum of 611,930 shares.

AUDIT COMMITTEE REPORT

The information contained in this report will not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act, nor will such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except to the extent that we specifically incorporate it by reference in such filing.

The audit committee oversees the financial reporting process of our company on behalf of our board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2012 with management, including a discussion of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The audit committee reviewed with KPMG LLP, our independent registered public accounting firm that is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles and an opinion on our internal controls over financial reporting, its judgments about our accounting principles and the other matters required to be discussed with the audit committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended and adopted by the Public Company Accounting Oversight Board. The audit committee has received from KPMG LLP the written disclosure and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and the audit committee has discussed with KPMG LLP their independence. The audit committee has considered the effect of non-audit fees on the independence of KPMG LLP and has concluded that such non-audit services are compatible with the independence of KPMG LLP.

The audit committee discussed with KPMG LLP the overall scope and plans for its audits. The audit committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its audits and quarterly reviews, its observations regarding our internal controls, and the overall quality of our financial reporting. The audit committee held a total of four meetings during 2012.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors, and the board of directors has approved, that the 2012 audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the Securities and Exchange Commission.

This report has been furnished by the members of the audit committee.

AUDIT COMMITTEE

John Hodgman, Chairman
William Goolsbee
Anthony Chase

CORPORATE GOVERNANCE AND BOARD MATTERS

Board’s Role in Risk Oversight

The board of directors and each of its standing committees (audit, compensation, and nominating and corporate governance) oversee the management of risks inherent in the operation of our business. The board of directors has delegated certain risk management responsibilities to the board committees. The board of directors and the audit committee evaluate our policies with respect to risk assessment and risk management, and monitor our liquidity risk, regulatory risk, operational risk and enterprise risk by regular reviews with management and external auditors and other advisors. In its periodic meetings with the independent accountants, the audit committee discusses the scope and plan for the audit and includes management in its review of accounting and financial controls, assessment of business risks and legal and ethical compliance programs. The board of directors and the nominating and corporate governance committee monitor our governance and succession risk by regular review with management and outside advisors. As part of its responsibilities, the compensation committee reviews the impact of our executive compensation program and the associated incentives to determine whether they present a significant risk to us. The compensation committee has concluded, based on its reviews and analysis of our compensation policies and procedures, that such policies and procedures are not reasonably likely to have a material adverse effect on us.

Board Leadership Structure

The positions of Chief Executive Officer and Non-Executive Chairman of the Board are held by two different individuals (Mr. Garabedian and Mr. Goolsbee, respectively). Our Non-Executive Chairman has many of the duties and responsibilities that a “lead independent director” might have and, therefore, the board of directors has determined not to designate a separate “lead independent director.” This current structure allows our Chief Executive Officer to focus on our strategic direction and our day-to-day business while our Non-Executive Chairman provides guidance to the Chief Executive Officer and leads the board in its fundamental role of providing advice to, and independent oversight of, management. The board of directors recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position given our stage of development, as well as the commitment required to serve as our Non-Executive Chairman. The board of directors believes that this leadership structure is appropriate because it allows us to speak externally to our various constituents, as well as internally to our officers and employees, on a unified and consistent basis, and fosters clear accountability and effective decision-making. At the same time, our board structure incorporates appropriate board independence and programs for risk management oversight of our overall operations, including our compensation programs. The board of directors will continue to assess the appropriateness of this structure as part of the board of directors’ broader succession planning process.

We have been, and continue to be, a strong advocate of the independence of the board of directors and have put into place measures to see that our directors provide independent oversight. The board of directors believes that it also has established substantial independent oversight of management. For example, six of seven of our current directors are independent under the NASDAQ guidelines. In addition, each of the board of directors’ three standing committees is currently comprised solely of independent directors. Each of the standing committees operates under a written charter adopted by the board of directors. Also, our non-management directors meet in executive session periodically without management in attendance. One result of this focus on director independence is that oversight of critical matters, such as the integrity of our financial statements, employee compensation, including compensation of the executive officers, the selection of directors and the evaluation of the board of directors and its committees is entrusted to independent directors.

Board of Directors and Committee Meetings

During 2012, our board of directors met eleven times and acted by unanimous written consent three times. During 2012, our audit committee met four times and acted by unanimous written consent once, our compensation committee met five times and acted by unanimous written consent seven times, and our nominating and corporate governance committee met two times and did not act by unanimous written consent. All of our directors attended more than 75% of the aggregate of all meetings of the board of directors and of the committees on which such director served. Although we do not have a formal policy regarding attendance by members of the board of directors at our annual meeting of shareholders, our directors are encouraged to attend and three of our current directors attended the 2012 annual meeting of shareholders.

Determination Regarding Director Independence

The board of directors has determined that each of our current directors, except Mr. Garabedian, is an “independent director” as that term is defined in NASDAQ Marketplace Rule 5605(a)(2). The independent directors generally meet in executive session at least quarterly.

The board of directors has also determined that each current member of the audit committee, the compensation committee, and the nominating and corporate governance committee meets the independence standards applicable to those committees prescribed by the NASDAQ, the SEC, and the Internal Revenue Service.

Finally, the board of directors has determined that Mr. Hodgman, the chairman of the audit committee, is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC.

Code of Conduct

We have adopted a Code of Business Conduct and Ethics (the “Code of Conduct”). The Code of Conduct applies to all directors and employees, including all officers, managers and supervisors, and is intended to better ensure full, fair, accurate, timely and understandable disclosures in our public documents and reports, compliance with applicable laws, prompt internal reporting of violations of these standards and accountability for adherence to standards. We have contracted with Ethicspoint to provide a method for employees and others to report violations of the Code of Conduct anonymously. A copy of the Code of Conduct is posted on our website at www.sareptatherapeutics.com under “Investor Relations — Corporate Governance.”

Committees of the Board of Directors

During 2012, our board of directors had three standing committees: the audit committee; the compensation committee (which has delegated certain responsibilities to the new employee option committee as set forth in the “Compensation Discussion and Analysis — Equity Incentive Plan Compensation” section later in this report); and the nominating and corporate governance committee. All of the committee charters, as adopted by our board of directors, are available on our website at www.sareptatherapeutics.com under “Investor Relations — Corporate Governance.” The functions performed by each committee and the members of each committee are described below.

Audit Committee

The audit committee reviews with our independent registered public accounting firm the scope, results, and costs of the annual audit and our accounting policies and financial reporting. Our audit committee (i) has direct responsibility for the appointment, compensation, retention, and oversight of our independent registered public accounting firm, (ii) discusses with our auditors their independence from management, (iii) reviews the scope of the independent annual audit, (iv) establishes procedures for handling complaints regarding our accounting practices, (v) oversees the annual and quarterly financial reporting process, (vi) has authority to engage any independent advisors it deems necessary to carry out its duties, and (vii) has appropriate funding to engage any necessary outside advisors. A full description of the responsibilities and duties of the audit committee is contained in the audit committee charter. The current members of the audit committee are John Hodgman

(Chairman), Anthony Chase and William Goolsbee. The board of directors has determined that Mr. Hodgman, the chairman of the audit committee, is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC. The audit committee report is included in this proxy statement. The audit committee charter requires the committee to review and assess the charter’s adequacy annually.

Compensation Committee

The compensation committee oversees our compensation and benefits practices and programs, as more fully described in the “Compensation Discussion and Analysis” section later in this report. The current members of the compensation committee are Gil Price (Chairman), M. Kathleen Behrens, William Goolsbee and John Hodgman. The Compensation Committee Report is set forth in the “Compensation Committee Report” section later in this proxy statement.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee reviews candidates and makes recommendations of nominees for the board of directors. The nominating and corporate governance committee also is responsible for considering and making recommendations to the board of directors concerning the appropriate size, functions and needs of the board of directors and to ensure compliance with the Code of Conduct. As part of its duties, the nominating and corporate governance committee will consider individuals who are properly proposed by shareholders to serve on the board of directors in accordance with laws and regulations established by the SEC and The NASDAQ Global Market, our bylaws and applicable corporate law, and make recommendations to the board of directors regarding such individuals based on the established criteria for members of our board. The nominating and corporate governance committee may consider in the future whether our company should adopt a more formal policy regarding shareholder nominations. The current members of the nominating and corporate governance committee are M. Kathleen Behrens (Chairperson), Anthony Chase and Gil Price.

The board of directors believes that the board, as a whole, should possess a combination of skills, professional experience, and diversity of backgrounds necessary to oversee our business. In addition, the board of directors believes that there are certain attributes that every director should possess, as reflected in the board’s membership criteria. Accordingly, the board and the nominating and corporate governance committee consider the qualifications of directors and director candidates individually and in the broader context of the board’s overall composition and our current and future needs. The nominating and corporate governance committee has not established specific minimum age, education, and years of business experience or specific types of skills for potential candidates, but, in general, expects qualified candidates will have ample experience and a proven record of business success and leadership. In general, each director will have the highest personal and professional ethics, integrity and values and will consistently exercise sound and objective business judgment. It is expected that the board of directors as a whole will have individuals with significant appropriate senior management and leadership experience, a long-term and strategic perspective, the ability to advance constructive debate, and a global perspective. These qualifications and attributes are not the only factors the nominating and corporate governance committee will consider in evaluating a candidate for nomination to the board of directors, and the nominating and corporate governance committee may reevaluate these qualifications and attributes at any time.

The nominating and corporate governance committee is responsible for developing and recommending board membership criteria to the board for approval. The criteria include the candidate’s business experience, qualifications, attributes and skills relevant to the management and oversight of our business, independence, judgment and integrity, the ability to commit sufficient time and attention to board activities, and any potential conflicts with our business and interests. In addition, the board and the nominating and corporate governance committee annually evaluate the composition of the board to assess the skills and experience that are currently represented on the board, as well as the skills and experience that the board will find valuable in the future, given our current situation and strategic plans. While not maintaining a specific policy on board diversity requirements, the board and the nominating and corporate governance committee believe that diversity is an important factor in determining the composition of the board and, therefore, seek a variety of occupational and personal backgrounds on the board in order to obtain a range of viewpoints and perspectives and to enhance the diversity of the board. This annual evaluation of the board’s composition enables the board and the nominating and corporate governance committee to update the skills and experience they seek in the board as a whole, and in individual directors, as our needs evolve and change over time and to assess the effectiveness of efforts at pursuing diversity. In identifying director candidates from time to time, the board and the nominating and corporate governance committee may identify specific skills and experience that they believe we should seek in order to constitute a balanced and effective board.

Except as set forth above, the nominating and corporate governance committee does not have a formal process for identifying and evaluating nominees for director. The nominating and corporate governance committee does not currently engage any third party director search firms but may do so in the future if it deems such engagement appropriate and in our best interests. These issues will be considered by the nominating and corporate governance committee in due course, and, if appropriate, the nominating and corporate governance committee will make a recommendation to the board of directors addressing the nomination process.

Communications with the Board of Directors

The board of directors welcomes and encourages shareholders to share their thoughts regarding our company. While the board of directors encourages such communication, for a variety of reasons, including compliance with securities laws, fiduciary duties of the directors, and good business practices relating to corporate communications, our preference is that shareholders communicate with the board of directors in compliance with our communications policy. Our communications policy, as adopted by the board of directors, provides that all communications should be in writing and directed to the attention of our Investor Relations Department at Sarepta Therapeutics, Inc., 215 First Street, Suite 7, Cambridge, MA 02142 or investorrelations@sareptatherapeutics.com. Our Investor Relations Department will review the communication, and if the communication is determined to be relevant to our operations, policies, or procedures (and not vulgar, threatening, or of an inappropriate nature not relating to our business), Investor Relations will then distribute a copy of the communication to the chairman of the board, the chairman of the audit committee and our internal and outside counsel. Based on the input and decision of these persons, along with the entire board of directors if it is deemed necessary, we, through our Investor Relations Department, will respond to the communication.

Compensation of Directors

We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the board of directors. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties to us as well as the skill-level we require of our directors. Board members receive cash compensation in U.S. dollars. We also reimburse our directors for travel and other necessary business expenses incurred in the performance of their services for us.

Cash Compensation

On September 27, 2010, our board of directors, upon the recommendation of the compensation committee, approved and adopted a Non-Employee Director Compensation Policy (the “Director Compensation Policy”). Under the Director Compensation Policy, our non-employee directors receive cash compensation of $35,000 per year for their service on the board of directors. In addition, any non-employee director serving as chairperson of the board receives an additional $45,000 per year for service as chairperson. The chairpersons of the audit, compensation and nominating and corporate governance committees receive additional fees of $16,000, $12,000 and $5,000 per year, respectively, for such service. Finally, members of the audit, compensation and nominating and corporate governance committees that are not serving as the chairperson of such committees receive additional fees of $8,000, $6,000 and $3,000 per year, respectively, for such service. All cash fees are paid on a quarterly basis at the beginning of the applicable quarter.

Stock-Based Compensation

Pursuant to the Director Compensation Policy, each individual who is first elected or appointed as a non-employee member of the board of directors is automatically granted an option to purchase 10,000 shares of our common stock, with 25% of the total amount of shares underlying the option vesting each year on the earlier of (i) the anniversary date of the grant and (ii) the date of the annual meeting of our shareholders in the year following the date of grant. In addition, each non-employee director who has served on the board of directors for at least six months will be automatically granted an option to purchase 5,000 shares of our common stock on the date of the first meeting of the board of directors held after the annual meeting of our shareholders. All of the shares underlying such option will vest on the earlier of (i) the anniversary date of the grant and (ii) the date of the annual meeting of our shareholders in the year following the date of grant, provided that the non-employee director continues to serve as a director through such date. Also, each non-employee director who has served on the board of directors for at least six months prior to the first meeting of the board of directors held after the annual meeting of our shareholders will be automatically granted 833 shares of restricted stock on the date of the first meeting of the board of directors held after the annual meeting of our shareholders. All of the shares underlying the restricted stock award will vest on the earlier of (i) the anniversary date of the grant and (ii) the date of the annual meeting of our shareholders in the year following the date of grant, provided that the non-employee director continues to serve as a director through such date. The stock-based compensation component for non-employee directors prior to the adoption of the Director Compensation Policy was the same as that set forth in the Director Compensation Policy.

The following table sets forth compensation information for our non-employee directors for 2012. The table excludes Mr. Garabedian who did not receive any compensation from us in his role as director in 2012. All compensation numbers are expressed in U.S. dollars.

Name (a)	Fee Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (1) (d)	All Other Compensation ($) (g)	Total ($) (h)
William Goolsbee	94,000	8,397	36,274	—	138,671
Anthony Chase	46,000	8,397	36,274	—	90,671
John Hodgman	57,000	8,397	36,274	—	101,671
Gil Price, M.D.	50,000	8,397	36,274	—	94,671
M. Kathleen Behrens, Ph.D.	46,000	8,397	36,274	—	90,671
Hans Wigzell, M.D., Ph.D.	35,000	8,397	36,274	—	79,671

(1)	The amounts in the option awards column reflect the aggregate grant date fair value of option awards granted in 2012 calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of this amount are included in Note 3 to the financial statements set forth in our Annual Report on Form 10-K for 2012, filed with the SEC on March 15, 2013. As of December 31, 2012, and after giving effect to our July 2012 one-for-six reverse stock split, each director and former director had the following number of options and shares of restricted stock outstanding, respectively: Mr. Goolsbee: 27,166 and 833; Mr. Chase: 20,000 and 833; Mr. Hodgman: 32,223 and 833; Dr. Price: 27,166 and 833; Dr. Behrens: 25,000 and 833; and Dr. Wigzell: 33,334 and 833.

COMPENSATION POLICIES, PRACTICES, RISKS AND RELATED ISSUES

Overview

We are a biopharmaceutical company focused on the discovery and development of unique RNA-based therapeutics for the treatment of rare and infectious diseases. We are primarily focused on rapidly advancing the development of our potentially disease-modifying Duchenne Muscular Dystrophy drug candidates, including our lead product candidate, eteplirsen. We are also focused on developing therapeutics for the treatment of infectious diseases, including our lead infectious disease programs aimed at the development of drug candidates Marburg and hemorrhagic fever viruses. We operate in a highly complex business environment and believe that a competitive compensation program is an important tool to help attract, retain, recognize and reward the talented employees we need to achieve our mission and deliver value to our shareholders.

The objectives of our compensation policies and programs are to attract and retain well-qualified senior executive management, to motivate their performance toward clearly defined goals, and to align their long-term interests with those of our shareholders. In addition, our compensation committee believes that maintaining and improving the quality and skills of our management and appropriately incentivizing their performance are critical factors affecting our shareholders’ realization of long-term value. We intend that total compensation and each of its components, including base salary, incentive cash compensation, equity compensation and benefits are competitive in the biopharmaceutical marketplace for suitable talent and in accord with our short and long term goals. While fixed compensation such as base salary and benefits are primarily designed to be competitive in the biopharmaceutical marketplace for employees, incentive compensation is designed to be primarily merit based and reward strategic and operational achievements. Historically, actual incentive compensation for the named executive officers other than the Chief Executive Officer has been a function of the achievement of defined and agreed corporate and individual goals. With respect to our Chief Executive Officer, 100% of the goals are tied to corporate objectives to reflect the fact that our Chief Executive Officer makes strategic decisions that influence us as a whole and thus, it is more appropriate to reward performance against corporate objectives.

Risk Assessment and Compensation Practices

We believe that any risks arising from our compensation policies and programs are not reasonably likely to have a material adverse effect on us in the future.

The compensation committee reviewed our compensation policies and programs and determined the following:

•

we structure our total compensation to consist of both fixed (salary and benefits) and variable compensation (cash incentive, equity compensation and merit based annual adjustments). We believe that the variable compensation elements provide an appropriate percentage of overall compensation to motivate executives to focus on our performance, while the fixed element serves to provide an appropriate and fair compensation level that allows us to remain competitive in the biopharmaceutical market to obtain and retain the services of our employees while also not encouraging executives and non-executive employees to take unnecessary or excessive risks in the achievement of goals;

•

we believe that our compensation program balances short and long-term performance and does not place inappropriate focus on achieving short-term results at the risk of long-term, sustained performance;

•	all incentive plan designs and specific elements are reviewed and approved by the compensation committee annually;

•

performance targets for the annual performance plan, which covers all named executives and most employees, are established annually by our compensation committee and the board. We have internal controls over the measurement and calculation of these performance metrics, designed to prevent manipulation of results by any employee, including our executives. Additionally, the compensation committee and the board monitor the corporate performance metrics formally no less than annually and periodically on a more informal basis during the year;

•

the compensation committee has the discretion to increase or decrease any plan payment upwards or downwards, allowing the compensation committee to consider the circumstances surrounding corporate and/or individual performance and adjust payments accordingly;

•	there are appropriate internal controls over the processing of payments;

•	our existing governance and organizational structure incorporates a substantial risk management component through the review and actions of the board and its standing committees; and

•

the long-term component of compensation consists of RSUs and stock option grants. Our primary long-term incentive grants are stock options, which would only have value if our stock price increases subsequent to the date of grant. Vesting requirements of three to four years encourage employees to take a long-term perspective on overall corporate performance, which ultimately influences share price appreciation. We believe that long-term equity compensation balances the cash incentives in place to motivate short-term performance.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

Throughout this section of this report, the individuals who served as our principal executive officer and principal financial officer during 2012, as well as the other individuals included in the Summary Compensation Table in this report, are referred to as the “named executive officers.” All share amounts and exercise prices set forth in this section give effect to our July 2012 one-for-six reverse stock split. Our named executive officers for 2012 include the following individuals:

•	Christopher Garabedian, our President and Chief Executive Officer

•	Sandesh Mahatme, our Senior Vice President, Chief Financial Officer

•	Edward M. Kaye, M.D., our Senior Vice President, Chief Medical Officer

•	David Tyronne Howton, our Senior Vice President, General Counsel, Corporate Secretary

•	Michael A. Jacobsen, our Vice President, Finance

•	Effie Toshav, our former Senior Vice President, General Counsel

Significant Management Changes in 2012

In 2012, we underwent several senior management changes, including the appointments of Mr. Mahatme as our Senior Vice President, Chief Financial Officer and Mr. Howton as our Senior Vice President, General Counsel and Corporate Secretary. Also, our former General Counsel and Chief Scientific Officer departed our company in 2012. On December 10, 2012, Anthony Martignetti replaced Michael A. Jacobsen as our principal accounting officer in connection with Mr. Jacobsen’s transition from our company.

Executive Summary

Fiscal Year 2012 — An Overview of Business Results

Despite a continued challenging economic environment, we delivered on numerous strategic objectives for fiscal 2012. Key results for the year included:

•	completed a Phase IIb, placebo-controlled study with eteplirsen, our lead clinical drug for the treatment of Duchenne Muscular Dystrophy;

•	initiated an open label extension study of eteplirsen with the same participants from the original Phase IIb placebo-controlled trial;

•	entered into an additional agreement with the Department of Defense related to the Marburg virus to evaluate the feasibility of an intramuscular route of administration using AVI-7288;

•	received Fast Track designation by the Food and Drug Administration for development of our product candidate against Marburg, AVI-7288, and our product candidate against Ebola, AVI-7537;

•

completed Phase I single ascending-dose studies in healthy adult volunteers with our drug candidates for the treatment of Ebola virus and Marburg virus demonstrating positive safety data for both therapeutic candidates;

•	established two new collaborations for IND-enabling work for two additional exon-skipping drug candidates for the treatment of Duchenne Muscular Dystrophy; and

•	completed the re-branding of the company and the build-out of an accomplished leadership team.

Commitment to Pay-for-Performance

Our executive compensation program includes a significant pay-for-performance component that supports our business strategy and aligns the interests of our executives with our shareholders. We believe a significant portion of our executives’ compensation should be variable and at-risk and tied directly to our strategic growth and performance. Consistent with this focus, the largest portion of our executives’ compensation is in the form of performance-based annual and long-term equity incentives. For 2012, 80% of our Chief Executive Officer’s target total compensation was comprised of at risk or variable pay. The pie chart below shows the target total direct compensation mix for fiscal 2012 for Mr. Garabedian.

As noted above, we achieved numerous corporate goals in 2012 and our stock price results have increased in 2012. We believe that our compensation program for our senior executives is appropriately sensitive to these results because the pay mix for our executives is weighted to stock-based awards, and the realizable value of these awards changes along with our stock price. To the extent that we perform for our shareholders, our executives are similarly impacted with respect to this element of compensation.

In addition, our annual incentive award program is further linked to changes to shareholder value and shareholder interests. In 2012, the compensation committee established five performance criteria for our named executive officers based on the performance of our Company as a whole. Due to the average achievement of the performance criteria at a 130% target achievement levels, our compensation committee recommended an aggregate bonus payout at 130% of target of the bonus pool. Ms. Toshav was ineligible for a 2012 performance bonus as a result of her departure from our company prior to the compensation committee taking action with respect to 2012 performance bonuses.

Our Stock Price Is Volatile and Point-in-Time Comparisons of our Stock Price Are Poor Indicators of our Performance

The market prices for securities of biotechnology companies, including our stock, have been historically volatile. In addition, the stock market has recently experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of individual companies. Since many biotechnology companies require continued financings to advance their research and clinical programs, the stock price sometimes experiences volatility in anticipation of dilutive financing events despite the advancement of research and clinical programs.

We believe that a more meaningful measure of performance for the Company is the progress of our clinical programs and the successful advancement of our technology platform because the Company has achieved successful milestones across three clinical programs in 2012. Specifically, we initiated an open label extension clinical trial and we had three separate drug candidates that were deemed safe by independent Drug and Safety Monitoring Boards at the doses tested in 2012.

In summary, our compensation program design and realizable pay results illustrate our pay-for-performance philosophy. We have rewarded our executives for sustained financial performance and growth during a difficult economic environment. At the same time, our emphasis on stock-based awards results in a healthy alignment between our executives’ pay and the realized results for our shareholders.

Our Executive Compensation Program Is Aligned with Best Practices and Shows Our Commitment to Good Compensation Governance

The compensation committee is committed to having strong governance standards with respect to our executive compensation programs, procedures and practices. Among other things, specifically:

•	the compensation committee is comprised solely of independent directors;

•

after consideration of several factors relating to the independence of the compensation consultant, including those set forth in the NASDAQ listing standards, the compensation committee determined that the compensation consultant it retains to provide it with advice and guidance on the design of our executive compensation programs and to evaluate our executive compensation is independent;

•

the compensation committee has determined that the Company shall not enter into any new employment agreements with executive officers with gross-up payments related to any golden parachute excise taxes;

•

the Company does not provide our executive officers any “executive perquisites,” other than minimal perquisites, such as relocation expenses and related tax gross-up payments, that were also provided to all of our regular full-time employees, as we believe such expenses are business-related and are expenses that the executive incurs as a direct result of the Company’s request and benefit the Company; and

•	the Company does not provide any executive pension, supplemental retirement or non-qualified deferred compensation plans.

Compensation Philosophy and Objectives

We are a biopharmaceutical company focused on the discovery and development of unique RNA-based therapeutics for the treatment of rare and infectious diseases. We are primarily focused on rapidly advancing the development of our potentially disease-modifying Duchenne Muscular Dystrophy drug candidates, including our lead product candidate, eteplirsen. We are also focused on developing therapeutics for the treatment of infectious diseases, including our lead infectious disease programs aimed at the development of drug candidates for Marburg and hemorrhagic fever viruses. We operate in a highly complex business environment and believe that a competitive compensation program is an important tool to help attract, retain, recognize and reward the talented employees we need to achieve our mission and deliver value to our shareholders.

The objectives of our compensation policies and programs are to attract and retain well-qualified senior executive management, to motivate their performance toward clearly defined goals, and to align their long-term interests with those of our shareholders. We seek, and have sought, to reward and to provide incentives to our named executive officers for their performance and delivery against agreed goals. Over the past few years, we have seen significantly increased demand for executives with industry-specific skills and experience and a highly competitive market for such executives. Additionally, given the competitive nature of our industry and the small size of our company relative to certain other members of our industry, we historically have faced significant challenges in recruiting senior members of our management team. Thus, since 2010, attraction and retention of executives has been one of the key purposes of our executive compensation program, which continued in 2011 and 2012. Following Mr. Garabedian’s appointment as our Chief Executive Officer, we recruited several new key members of our senior management team, as noted above, and we expect that attraction and retention of executives will continue to be one of the key purposes of our executive compensation program in 2013 and beyond.

Compensation Principles

In addition to the foregoing, the following executive compensation principles guided the compensation committee during 2012 in fulfilling its roles and responsibilities:

•	compensation levels and opportunities should be sufficiently competitive to facilitate recruitment and retention of experienced executives in our highly competitive talent market;

•	compensation should reinforce our business strategy by integrating and communicating key metrics and operational performance objectives and by emphasizing incentives in the total compensation mix;

•

compensation programs should align executives’ long-term financial interests with those of the shareholders by providing equity-based incentives without incentivizing the executives to take inappropriate risks in order to enhance their individual compensation;

•	compensation programs should be flexible, giving the compensation committee and our board of directors discretion to make adjustments on an as-needed basis;

•	executives with comparable levels of responsibility should be compensated comparably; and

•	compensation should be transparent and easily understandable to both our executives and our shareholders.

Compensation Program Design

The compensation committee believes that maintaining and improving the quality and skills of our management and appropriately incentivizing their performance are critical factors affecting our shareholders’ realization of long-term value. We intend that total compensation and each of its components, including base salary, incentive cash compensation, equity compensation and benefits are competitive in the biopharmaceutical marketplace for suitable talent and in accord with our short and long-term goals.

While fixed compensation such as base salary and benefits are primarily designed to be competitive in the biopharmaceutical marketplace for employees, incentive compensation is designed to be primarily merit based and reward strategic and operational achievements. Historically, actual incentive compensation for the named executive officers other than the Chief Executive Officer has been a function of the achievement of defined and agreed corporate and individual goals. With respect to our Chief Executive Officer, 100% of the goals are tied to corporate objectives to reflect the fact that our Chief Executive Officer makes strategic decisions that influence us as a whole and thus, it is more appropriate to reward performance against corporate objectives.

The at-risk component of the compensation package for each named executive officer, which includes a targeted bonus and long-term equity incentives, is typically determined (in whole or in part) on the basis of achievement of the corporate goals. For 2012, we considered solely corporate goals in determining the bonus pool with adjustments to individual bonus amounts in reward outstanding individual performance and contribution. We also anticipate that annual equity grants will be considered by the compensation committee around the time of our 2013 annual meeting of shareholders. Factors that influence the size of these annual equity grants include, among others, achievement of corporate goals and the amount of vested and unvested equity awards held by a named executive officer at the time of grant. Compensation decisions are also based on market factors that require us to remain competitive in our compensation package in order to attract and retain qualified individuals.

For 2012, our compensation committee determined that all of our employees, including the named executive officers, would have their incentive compensation tied to the achievement of our overall corporate goals with subjective adjustments to reward outstanding individual performance and contribution. The compensation committee based its decision on the fact that a large number of our employees, including a majority of the named executive officers, had either joined our company in 2012 or had experienced significant changes to their responsibilities from prior years and since the beginning of 2012. Furthermore, 2012 was a transitional year for our company with several changes in key executive positions and a reprioritization of activities related to our Duchenne Muscular Dystrophy and infectious disease development programs. Relying on these factors, the compensation committee determined that a unified focus on achievement of our corporate goals would be most beneficial to our company during this transitional time.

For 2013, the compensation committee anticipates returning to our historical compensation approach for our employees, excluding the Chief Executive Officer, by tying incentive compensation to the achievement of both corporate goals and individual goals.

Response to 2012 Say-on-Pay Vote

We believe our executive compensation program is effectively designed and working well in alignment with the interests of our shareholders and is instrumental to achieving our corporate objectives. In determining executive compensation decisions for 2012, our compensation committee considered the approximately 88% level of shareholder support that the “Say-on-Pay” proposal received at our July 10, 2012 Annual Meeting of Shareholders. As a result, the compensation committee continued to apply the same effective principles and philosophy it has used in previous years in determining executive compensation and will continue to consider shareholder concerns and feedback in the future.

With respect to the frequency of future “Say-on-Pay” advisory votes, consistent with the outcome of the advisory shareholder vote regarding the proposal, we determined to hold an advisory “Say-on-Pay” vote on the compensation of our named executive officers annually until the next advisory vote on the frequency of shareholder votes on the compensation of the named executive officers is held.

The Compensation Committee

Our executive compensation program is administered by our compensation committee. As of December 31, 2012, the compensation committee was composed of four directors: M. Kathleen Behrens, William Goolsbee, John Hodgman and Gil Price (Chairman). Each member of the compensation committee is an “outside director” for purposes of Section 162(m) of the Code, a “non-employee director” for purposes of Exchange Act Rule 16b-3 and satisfies NASDAQ’s independence requirements.

The compensation committee is responsible for reviewing, assessing, and approving all elements of compensation for our named executive officers. More specifically, the compensation committee is directly responsible for establishing annual company-wide performance goals. Historically, the compensation committee is also responsible for working with our Chief Executive Officer to establish individual performance goals for each of the other named executive officers.

The committee’s responsibilities related to executive compensation include, among other things: (i) evaluating the performance of our Chief Executive Officer and other executives in light of the approved corporate goals; (ii) setting the compensation of the Chief Executive Officer and other executives based upon the evaluation of the performance of the Chief Executive Officer and the other executives; (iii) making recommendations to the board of directors with respect to new cash-based incentive compensation plans and equity-based compensation plans; and (iv) preparing an annual self-evaluation report of the compensation committee.

The compensation committee has independent authority to make compensation decisions for our named executive officers. Certain duties related to the grant of options to non-executive employees that are otherwise within the scope of the compensation committee’s authority have been delegated to the new employee option committee as set forth in the “— Equity Incentive Plan Compensation” section later in this report.

Role of Executive Officers in Compensation Decisions

Our Chief Executive Officer plays a pivotal role in determining executive compensation other than with respect to himself. No less than annually, our Chief Executive Officer assesses the performance of the named executive officers other than himself. Following such assessments, our Chief Executive Officer historically recommends to the compensation committee a base salary, performance-based bonus, and a grant of stock options for each named executive officer other than himself. The compensation committee would consider the information provided by the Chief Executive Officer, together with other information available to the compensation committee and determine the compensation for each named executive officer. Because incentive compensation for 2012 was tied to the achievement of corporate goals with adjustments to reward outstanding individual performance and contribution, the Chief Executive Officer presented a recommendation to the compensation committee regarding the levels of achievement of the various corporate goals and each named executive officer’s (other than his own) individual performance and contribution. The compensation committee considered this recommendation and other information available to it when determining the achievement level of the corporate goals and the level of individual performance and contribution, which dictated the levels of incentive compensation paid to our named executive officers.

Role of Compensation Consultant

The compensation committee has engaged its own independent third-party compensation consultant, Compensia, to assist with its 2012 compensation reviews and actions. Compensia’s services included:

•	identifying an updated market framework (including a peer group of companies) for formal compensation benchmarking purposes;

•	gathering data on our executive officer cash and equity compensation relative to competitive market practices; and

•	developing a market-based framework for potential changes to our compensation program for the compensation committee’s review and input.

After review and consultation with Compensia, our Compensation Committee determined that Compensia is independent and that there is no conflict of interest resulting from retaining Compensia currently or during fiscal year 2012. In reaching these conclusions, our Compensation Committee considered the factors set forth in the SEC rules and the NASDAQ listing standards.

Additional information regarding the services provided by Compensia is discussed below in greater detail. Other than services provided to our compensation committee, Compensia did not perform any other work for our company.

Competitive Market Review for 2012

The market for experienced management is highly competitive in the life sciences and biopharmaceutical industries. We seek to attract and retain the most highly qualified executives to manage each of our business functions, and we face substantial competition in recruiting and retaining management from companies ranging from large and established biopharmaceutical companies to entrepreneurial early stage companies. We expect competition for appropriate technical, commercial, and management skills to remain strong for the foreseeable future.

Prior to July 2012, Sarepta’s compensation committee relied on compensation committee’s August 2011 determination of our peer group. In August 2011, the compensation committee, with the assistance of Compensia, developed an analysis to review how the equity portion of total compensation provided to our executives compared to market-based equity data and how the value of this component was impacted by our April 2011 equity financing. In connection with this assessment and to define a comparable market, the compensation committee updated our peer group to reflect publicly-traded U.S.-based biopharmaceutical companies of similar stage of development and size in terms of revenue, headcount and market capitalization. The updated peer group consisted of the following companies:

•	Aastrom Biosciences

•	Adolor

•	Aegerion Pharmaceuticals

•	Amicus Therapeutics

•	Anacor Pharmaceuticals

•	BioCryst Pharmaceuticals

•	Cytori Therapeutics

•	Inhibitex

•	Maxygen

•	Nabi Pharmaceuticals

•	Novavax

•	NuPathe

•	Pain Therapeutics

•	POZEN

•	Raptor Pharmaceuticals

•	Repligen

•	Trius Therapeutics

•	Vanda Pharmaceuticals

•	XenoPort

In July 2012, the compensation committee, with the assistance of Compensia, developed an updated peer group of public companies from which to gather competitive market data, with the intention of using this data to make compensation decisions for the remainder of 2012. Compensia prepared a formal executive compensation assessment for the compensation committee’s consideration. In analyzing our executive compensation program for 2012, the compensation committee compared certain aspects of our named executive officer compensation, including base salary, target bonus and long-term equity incentives, to the compensation levels provided by our preliminary peer group as part of this assessment.

The compensation committee used the following criteria to determine the July 2012 peer group:

•	U.S.-based public companies with a primary focus on biotechnology and with the phase of their most developed product in Phase II or Phase III;

•	revenue of between zero to $80 million; and

•	market capitalization of between approximately $70 million and $1.2 billion.

The peer group used in July 2012 consisted of the following companies:

•	Aegerion Pharmaceuticals

•	Amicus Therapeutics

•	Anacor Pharmaceuticals

•	Biocryst Pharmaceuticals

•	Chelsea Therapeutics

•	Cytori Therapeutics

•	DUSA Pharmaceuticals

•	Dyax

•	Enzon Pharmaceuticals

•	Infinity Pharmaceuticals

•	Novavax

•	Osiris Therapeutics

•	PharmAthene

•	POZEN

•	Repligen

•	SIGA Technologies

•	Synageva BioPharma

•	Trius Therapeutics

•	Vanda Pharmaceuticals

•	Vical

•	XenoPort

•	XOMA

•	Zogenix

Based on the compensation committee’s July 2012 peer group determination and due to adjustments to the criteria in terms of revenue and market capitalization used to determine our peer group, the following companies were added to our peer group in July 2012: Chelsea Therapeutics, DUSA Pharmaceuticals, Dyax, Enzon Pharmaceuticals, Infinity Pharmaceuticals, Osiris Therapeutics, TharmAthene, SIGA Technologies, Synageva BioPharma and Vical. Additionally, based on the compensation committee’s July 2012 peer group determination and due to adjustments to the criteria in terms of revenue and market capitalization used to determine our peer group, the following companies were removed from our peer group in July 2012: Aastrom Biosciences, Adolor, Inhibitex, Maxygen, Nabi Pharmaceuticals, NuPathe, Pain Therapeutics and Raptor Pharmaceuticals.

Based on the results of the July 2012 compensation assessment, we determined that our total cash and equity compensation levels for the current executive officers generally reflected market competitive ranges. More specifically, the base salaries and target incentive opportunities of our named executive officers who worked for us at the time of the assessment were positioned at the median or above the median among our peer group and the broader biopharmaceutical market for similar-sized companies. Mr. Garabedian was between the median and the

75th percentile in terms of base salary and at the median for target total cash. Dr. Kaye was at the median for the base salary and at the median for the target total cash. Mr. Jacobsen was above the 75th percentile for his based salary and his target total cash compensation.

Later in the year, in October 2012, when the Company considered extending offers to Mr. Mahatme and Mr. Howton, the compensation committee, with the assistance of Compensia, re-developed a peer group of public companies from which to gather competitive market data. The committee re-evaluated the peer group based on the Company’s recent significant change in its stock price and market capitalization.

The compensation committee used the following criteria to determine the October 2012 peer group:

•	U.S.-based public companies with a primary focus on biotechnology and with the phase of their most developed product in Phase II or Phase III;

•	revenue of between zero and approximately $90 million; and

•	market capitalization of between approximately $300 million and $1.9 billion.

The peer group used in October 2012 consisted of the following companies:

•	Achillion Pharmaceuticals

•	Aegerion Pharmaceuticals

•	Arena Pharmaceuticals

•	Celldex Therapeutics

•	ChemoCentryx

•	Dynavax Technologies

•	Idenix Pharmaceuticals

•	ImmunoGen

•	Infinity Pharmaceuticals

•	InterMune

•	Lexicon Pharmaceuticals

•	MannKind

•	Nektar Therapeutics

•	Neurocrine Biosciences

•	Rigel Pharmaceuticals

•	Synageva BioPharma

•	Synta Pharmaceuticals

•	Vical

•	XenoPort

Based on the compensation committee’s October 2012 peer group determination and due to adjustments to the criteria in terms of revenue and market capitalization used to determine our peer group, the following companies were added to our peer group in October 2012: Celldex Therapeutics, ChemoCentryx, Dynavax Technologies, Idenix Pharmaceuticals, ImmunoGen, InterMune, Lexicon Pharmaceuticals, MannKind, Nektar Therapeutics, Neurocrine Biosciences, Rigel Pharmaceuticals. Additionally, based on the compensation committee’s October 2012 peer group determination and due to adjustments to the criteria in terms of revenue and market capitalization used to determine our peer group, the following companies were removed from our peer group in October 2012: Amicus Therapeutics, Anacor Pharmaceuticals, Biocryst Pharmaceuticals, Chelsea Therapeutics, Cytori Therapeutics, DUSA Pharmaceuticals, Dyax, Enzon Pharmaceuticals, Novavax, Osiris Therapeutics, TharmAthene, POZEN, SIGA Technologies, Repligen, Trius Therapeutics, Vanda Pharmaceuticals, XOMA and Zogenix.

Based on the results of the October 2012 compensation assessment, we determined that our total cash and equity compensation levels for Mr. Mahatme and Mr. Howton were at the upper end of the market competitive ranges. More specifically, each of the base salary and target incentive opportunity for these executive officers were positioned at the 75th percentile among our peer group.

Setting Executive Compensation

As a general proposition, in setting compensation for the named executive officers, including the Chief Executive Officer, the compensation committee considers a number of factors, including analyses of compensation in our peers and other similarly-sized companies in the biopharmaceutical industry, analyses of reports from compensation consultants, the satisfaction of (or failure to satisfy) previously-developed performance measurements for the named executive officer and our company, and the value and size of the total vested and unvested equity grants owned by the executive.

The compensation committee believes it is important when making its compensation-related decisions to be informed as to current practices of similarly situated companies in the biotechnology industry. In addition to the reports of its compensation consultant, the compensation committee has historically taken into account input from other sources, including input from members of the compensation committee based on their roles as executive officers and directors of other public companies, as well as other members of the board of directors.

The compensation committee believes that the total compensation package provided to our named executive officers, combining both short-term and long-term incentives, some of which are at risk, is competitive without being excessive and is at an appropriate level to assure the retention and motivation of this highly skilled and experienced segment of our workforce, and at the same time would be attractive to any additional talent that might be needed in the changing workplace without creating incentives for inappropriate risk-taking by the named executive officers that might be in their own self-interests, but might not necessarily be in the best long and short-term interests of our shareholders.

Performance Factors in 2012

In 2012, the compensation committee, with input from the Chief Executive Officer and full board of directors, established performance criteria for the named executive officers based on the performance of our company as a whole. These corporate goals were assigned individual weights. For 2012, the following corporate goals, along with the weighting assigned to each, including the weight achieved, drove the compensation committee’s executive compensation decisions for 2012. The five main categories for the 2012 corporate goals are included below in the table. The specific components that make up each category are highly confidential and thus are not publicly disclosed. Revealing these specific components would provide competitors and other third parties with insights into our confidential planning process and strategies resulting in competitive harm.

Although our corporate goals are intended to be achievable with significant effort, we do not expect that every goal will be actually attained in any given year. The following table sets forth our performance goals, weighting of each goal, and achievement levels.

Goal	Target Bonus Weighting	Achieved Bonus as a % of Target	Earned Bonus
Advance Duchenne Muscular Dystrophy program	30%	136%	41%
Advance government-funded programs	25%	118%	30%
Develop the Company’s executive team and corporate management	20%	165%	33%
Develop research strategy and advance internal research programs	15%	108%	16%
Advance business development, including intellectual property matters	10%	103%	10%
Total	100%		130%

Our Chief Executive Officer’s performance bonus is based entirely on our achievement of the corporate goals outlined above. This compensation approach applied to all of our named executive officers for 2012, though our compensation committee made adjustments to reward outstanding individual performance and contribution. Our compensation committee evaluated the performance against each goal to calculate overall performance. With regard to the corporate management target, the company now has a full executive team in place, the company has completed a highly successful re-branding and promotion which has increased coverage and name recognition, our corporate headquarters relocation to Cambridge, MA is on-track with space in Cambridge secured and we have completed a successful secondary financing. For the Duchenne Muscular Dystrophy program goals, we have made considerable progress where timelines have evolved as the program and data has matured and our program continues to advance in overall well-managed development strategy. As for our government-funded programs objectives, both the Ebola and Marburg programs received Fast Track designation by the FDA and demonstrated safety in the SAD study, we have also achieved progress in our additional programs and met with various governmental agencies, including HHS/BARDA, DoD, and NIH/HHS, to advance our medical countermeasure programs. Our research group completed major foundational work necessary to advance the chemistry and biology of several of our platforms and our research department achieved a unified discovery organization both in terms of staff rapport and scientific/business direction for 2013 and beyond. Finally, for our business development and intellectual property targets, we proactively explored partnerships, realized more success with academic institutions, we have been contacted by several companies interested in partnering on Eteplirsen and our IP strategies have made significant progress.

Due to the achievement of the performance criteria at 130% of targets, our compensation committee recommended an aggregate bonus payout at 130% of target. Effie Toshav was ineligible for a 2012 performance bonus as a result of her departure from our company prior to the compensation committee taking action with respect to 2012 performance bonuses. Since Sandesh Mahatme and David Tyronne Howton began working for us in November 2012, they each received bonuses pro-rated for their respective lengths of service to the Company during 2012. Please see the section entitled “Determining the Total Mix of Compensation—Performance-Based Cash Bonuses” below for a description of the actual amounts paid to our NEOs under our 2012 annual performance bonus program.

Determining the Total Mix of Compensation

Our compensation-setting process consists of establishing a targeted overall compensation for each executive and then allocating that compensation between base salary and incentive compensation (annual performance-based bonuses and equity incentive awards), based appropriately on publicly available peer and applicable survey data. The compensation committee does not have a pre-established policy for allocating total compensation between cash and non-cash compensation, between long-term and currently paid-out compensation, or between fixed and variable compensation. Rather, based on the competitive market assessments and benchmarks, the reports of compensation consultants, as well as the compensation committee’s review of existing outstanding equity incentives on an individual named executive officer basis, the compensation committee determines the appropriate level and mix of total compensation, keeping in mind our compensation philosophy.

The total amount and mix of compensation payable to our named executive officers is premised upon, among other items, the degree to which the executive has a role in determining our strategic direction, the mix of compensation payable to executives in similar roles by companies of a similar size and in our business sector, and industry, as well as the quantity and value of unvested equity awards held by each named executive officer and the vesting date of such awards. As one of our primary priorities is to retain our executives, we seek to ensure our named executive officers receive a base salary reflective of our size and the marketplace in which we compete.

Analysis of Executive Compensation Components

For 2012, the principal components of compensation for named executive officers included:

•	base salary;

•	performance-based cash bonuses;

•	long-term incentives in the form of stock options, both as non-plan option grants and options granted pursuant to our 2002 Equity Incentive Plan and 2011 Equity Incentive Plan;

•	a Section 401(k) Plan;

•	severance/termination protection; and

•	other benefits, all generally on the same basis as the benefits provided to all employees.

Base Salaries

As a general proposition, the base salaries of our executive officers are established as part of an annual compensation adjustment cycle, and we also assess salaries at the time of hire, promotion or other change in responsibilities. In establishing those salaries, the compensation committee considers information about base salaries paid by companies of comparable size in the biopharmaceutical industry (including data from its compensation consultant), individual performance, position and tenure of the executive officer, how the salary compares to the salaries of our other executives, and internal comparability considerations. For 2012, in the aggregate, base salaries to our named executive officers are generally positioned between the median and the 75th percentile relative to our peer group. Based on the October 2012 peer group, Mr. Garabedian, Dr. Kaye and Ms. Toshav’s base salary were between the median and the 75th percentile relative to our peer group and Mr. Mahatme and Mr. Howton’s base salaries were greater than the 75th percentile relative to our peer group. We thought this was appropriate in light of our compensation philosophy and the competitive pressures for attracting and retaining talent, and so did not raise the base salaries for our named executive officers, except for Mr. Jacobsen, in 2012.

Consistent with the philosophy discussed above, the base salary levels for 2011 and 2012 for our named executive officers were as follows. Mr. Jacobsen received an increase to his base salary effective September 1, 2012 in order to provide an incentive for Mr. Jacobsen to remain working for the Company during the Company’s transition to its offices in Cambridge, Massachusetts. Other than Ms. Toshav, Mr. Mahatme and Mr. Howton, all of our named executive officers set forth below were employed by us for all of 2012. Thus, the salary figures included for 2012 represent their annualized base salaries:

Name	Title	Salary 2012	Salary 2011	$ Change	% Change 2011 to 2012 Base Salary
Christopher Garabedian	President and Chief Executive Officer	490,000	490,000	0.00	0.00%
Sandesh Mahatme (1)	Senior Vice President, Chief Financial Officer	425,000	—	N/A	N/A
Edward M. Kaye, M.D.	Senior Vice President, Chief Medical Officer	364,000	364,000	0.00	0.00%
David Tyronne Howton (2)	Senior Vice President, General Counsel and Corporate Secretary	375,000	—	N/A	N/A
Michael A. Jacobsen	Vice President, Finance	300,000	275,000	25,000	9.09%
Effie Toshav (3)	Former Senior Vice President and General Counsel	335,000	335,000	0.00	0.00%

(1)	Mr. Mahatme commenced employment with the company effective as of November 5, 2012.
(2)	Mr. Howton commenced employment with the company effective as of November 5, 2012.
(3)	Ms. Toshav ceased to be an employee of our company effective February 24, 2012.

Performance-Based Cash Bonuses

We typically establish cash bonus opportunities for executive officers as part of their annual overall compensation. In 2012, the bonuses for executive officers other than the Chief Executive Officer were targeted to be between 25% and 40% of the executive’s base salary. Mr. Mahatme’s target was set at 40% of base salary with a maximum achievement of 60% of base salary (pro-rated based on his length of service with the company in 2012), Mr. Howton’s was set at 35% of base salary with a maximum achievement of 53% of base salary (pro-rated based on his length of service with the company in 2012), Dr. Kaye’s target was set at 35% of base salary with a maximum achievement of 52.5% of base salary. Mr. Jacobsen’s target was set at 25% with a maximum achievement of 37.5% of base salary. Ms. Toshav’s entered into a separation agreement with the company that was approved on the same date the performance goals for the 2012 performance bonus plan were determined and as such, Ms. Toshav was not eligible to participate in the 2012 annual performance bonus plan. The target for Mr. Garabedian, our Chief Executive Officer, was 50% of base salary with a maximum achievement of 75% of base salary. These target percentages were determined during the course of negotiations of each named executive officer’s employment agreement and were guided, in part, by peer reviews conducted by our compensation committee. Historically, such cash bonuses are earned in recognition of achievement of individual performance milestones for each of the named executive officers and of corporate goals achieved by our company as a whole. The compensation committee takes into account our cash resources and our need to deploy those resources to advance our business plan, and assesses this objective against the need to maintain compensation levels that are competitive within the biotechnology industry. For 2012, incentive opportunity bonus opportunities to named executive officers were generally positioned between the 25th percentile and 75th percentile when compared to our peer group. More specifically, when compared to our October 2012 peer group, Mr. Garabedian’s and Dr. Kaye’s incentive opportunity bonuses were between the 25th percentile and the median, Ms. Toshav’s and Mr. Jacobsen’s incentive opportunity bonuses were at the 25th percentile, Mr. Howton’s incentive opportunity bonus was at the median and Mr. Mahatme’s incentive opportunity bonus was above the 75th percentile.

As noted above, the compensation committee and the board, in consultation with Mr. Garabedian, established corporate performance goals for 2012. In February 2013, the compensation committee, with input from the board of directors, determined that the performance criteria were achieved at an aggregate of 130% of targets; our compensation committee then recommended an aggregate bonus payout at 130% of target pro-rated in the event an officer worked for the Company. The following table shows for each of our named executive officers the aggregate dollar value of the bonuses awarded for 2011 and 2012:

Name	Title	2012 Bonus	2011 Bonus	% Change (2011 to 2012)	2012 Bonus as a % of 2012 Base Salary
Christopher Garabedian (1)	President and Chief Executive Officer	318,500	219,201	45.30%	65.00%
Sandesh Mahatme (2)	Senior Vice President, Chief Financial Officer	37,570	—	N/A	55.38%
Edward M. Kaye, M.D. (3)	Senior Vice President, Chief Medical Officer	165,620	60,938	171.78%	45.50%
David Tyronne Howton (4)	Senior Vice President, General Counsel and Corporate Secretary	29,006	—	N/A	48.50%
Michael A. Jacobsen (5)	Vice President, Finance	97,500	19,963	388.4%	32.50%
Effie Toshav (6)	Former Senior Vice President and General Counsel	—	—	N/A	N/A

(1)	The 2012 bonus figure for Mr. Garabedian reflects a cash bonus of $318,500 he received in March 2013. The 2011 bonus figure for Mr. Garabedian reflects the aggregate grant date fair value of the RSU grant, $73,499, and option grant, $145,702 he received in April 2012 calculated in accordance with FASB ASC Topic 718 and excludes the $130,000 sign-on bonus he received in connection with commencement of his employment in January 2011. Assumptions used in the calculation of this amount are included in Note 3 to the financial statements set forth in our Annual Report on Form 10-K for 2012, filed with the SEC on March 15, 2013. See the tables below captioned “Grants of Plan Based Awards in 2012” and “Summary Compensation Table” for additional information on the April 2012 equity grants to Mr. Garabedian.
(2)	Mr. Mahatme commenced employment with the company effective as of November 5, 2012. The values in the table above for Mr. Mahatme reflect the pro-rated bonus he received for the time he provided services to the company in 2012.
(3)	The 2012 bonus figure for Dr. Kaye reflects a cash bonus of $165,620 he received in March 2013. The 2011 bonus figure for Dr. Kaye was pro-rated for his length of service during 2011 and reflects the sum of the cash portion of his 2011 bonus, $20,433, plus the aggregate grant date fair value of the option grant, $40,505, he received in April 2012 calculated in accordance with FASB ASC Topic 718 and excludes the $130,000 sign-on bonus he received in connection with commencement of his employment in June 2011. Assumptions used in the calculation of this sign-on bonus are included in Note 3 to the financial statements set forth in our Annual Report on Form 10-K for 2012, filed with the SEC on March 15, 2013. See the tables below captioned “Grants of Plan Based Awards in 2012” and “Summary Compensation Table” for additional information on the April 2012 and August 2012 equity grants to Dr. Kaye. The 2011 bonus as a percentage of Dr. Kaye’s 2011 base salary is calculated using pro-rated amounts for his length of service during 2011.
(4)	Mr. Howton commenced employment with the company effective as of November 5, 2012. The values in the table above for Mr. Howton reflects the pro-rated bonus he received for the time he provided services to the company in 2012
(5)	Mr. Jacobsen was eligible to receive his 2012 annual performance bonus provided that he remained employed with the company through May 31, 2013. Although Mr. Jacobsen was replaced as our principal accounting officer on December 10, 2012 in connection with Mr. Jacobsen’s transition from our company, Mr. Jacobsen continued to provide services to our company to assist with our relocation of our headquarters to Cambridge, MA through such date.

(6)	Ms. Toshav ceased to be an employee of our company on February 24, 2012, although she continued to provide services to the company in a consulting capacity until June 24, 2012 (pursuant to her separation agreement discussed below). As a result of Ms. Toshav not being employed with the company at the time the 2012 performance goals were determined, the compensation committee determined that Ms. Toshav was not eligible for a bonus for 2012.

Equity Incentive Plan Compensation

For 2012, the long-term compensation of named executive officers takes the form of stock options, restricted stock units and stock appreciation rights granted under our 2011 Equity Incentive Plan (the “Plan”). The Plan is designed to align a significant portion of the executive compensation program with long-term shareholder interests. The Plan permits the granting of several different types of stock-based awards. The Plan is administered by the compensation committee. The compensation committee believes that equity-based compensation helps to ensure that our named executive officers have a continuing stake in our long-term success in alignment with the interests of our shareholders, and to preserve our cash resources. The stock options, restricted stock units and stock appreciation rights provide incentives to continue in service to us and to create in such executives a more direct interest in the future success of our operations by relating incentive compensation to the achievement of long-term corporate economic objectives. All options and stock appreciation rights granted by us have been granted with an exercise price equal to the closing market price of our common stock on the date of grant and, accordingly, will only have value if our stock price increases subsequent to the date of grant.

On April 24, 2012, we granted Mr. Garabedian an option to purchase 40,834 shares of our common stock under our Plan, with an exercise price equal to $5.40. Subject to certain exceptions, 25% of the shares underlying the option vested on April 24, 2013 and 1/48th of the total shares underlying the option will vest on each monthly anniversary thereafter, such that the option will be fully vested on April 24, 2016, subject to Mr. Garabedian continuing to provide services through each such vesting date. On April 24, 2012, we also granted Mr. Garabedian 13,611 restricted stock units under the Plan, which vest in three installments, 50% on April 24, 2013, 25% on October 24, 2013 and the remaining 25% on April 24, 2014, subject to Mr. Garabedian continuing to provide services through each such vesting date. We granted Mr. Garabedian this option and these restricted stock units in lieu of 100% of Mr. Garabedian’s target cash bonus for the 2011 fiscal year.

On August 23, 2012, we granted Mr. Garabedian an option to purchase 150,000 shares of our common stock and stock appreciation rights with respect to 70,000 shares of our common stock, each under our Plan, with an exercise price equal to $10.08. Subject to certain exceptions, 25% of the shares underlying the option will vest on August 23, 2013 and 1/48th of the total shares underlying the option and the stock appreciation right will vest on each monthly anniversary thereafter, such that the option and stock appreciation rights will be fully vested on August 23, 2016, subject to Mr. Garabedian continuing to provide services through each such vesting date. We determined the size of the option award to Mr. Garabedian based on a review of comparable market data.

On April 24, 2012, we granted Dr. Kaye an option to purchase 68,110 shares of our common stock under our Plan, with an exercise price equal to $5.40. Subject to certain exceptions, 25% of the shares underlying the option vested on April 24, 2013 and 1/48th of the total shares underlying the option will vest on each monthly anniversary thereafter, such that the option will be fully vested on April 24, 2016, subject to Dr. Kaye continuing to provide services through each such vesting date. We granted Dr. Kaye this option in lieu of 50% of Dr. Kaye’s target cash bonus for the 2011 fiscal year.

In August 2012, we awarded stock option grants to Edward Kaye and Michael Jacobsen in amounts of 79,000 shares and 48,500 shares, respectively, under the Plan. These shares vest over four years at the rate of 25% of the shares on August 23, 2013, and 1/48th of the shares monthly thereafter so that 100% of the shares will be fully vested and exercisable on August 23, 2016, subject to each such holder continuing to provide services through each such vesting date. The compensation committee determined the amount of shares subject to these stock options based on market comparable and annual grant compensation benchmarking prepared by our compensation consultant. In addition, in connection with the retention of Mr. Jacobsen, who is not relocating to our new headquarters in Cambridge, MA but was needed in the interim to help maintain business continuity during the transition of the company’s new principal headquarters, the compensation committee awarded Mr. Jacobsen 7,500 restricted stock units under the Plan, which we felt was the adequate amount to adequately incentivize Mr. Jacobsen to continue to provide outstanding services to the company in assistance of our relocation to Cambridge, MA. If Mr. Jacobsen continued to provide services to the company, then 1,875 restricted stock units vest on each anniversary of August 23, 2012.

On April 24, 2012, Mr. Jacobsen was awarded an option to purchase 3,702 shares of company common stock under the Plan. Subject to certain exceptions, 25% of the shares underlying the option vested on April 24, 2013 and 1/48th of the total shares underlying the option will vest on each monthly anniversary thereafter, such that the option will be fully vested on April 24, 2016. We granted Mr. Jacobsen this option award in lieu of 50% of Mr. Jacobsen’s target cash bonus for the 2011 fiscal year.

In connection with his employment, we granted to Mr. Howton an option to purchase 150,000 shares of our common stock under our Plan, with an exercise price equal to the fair market value of our common stock on November 5, 2012. Subject to certain exceptions, 25% of the shares underlying the option will vest on November 5, 2013 and 1/48th of the total shares underlying the option will vest on each monthly anniversary thereafter, such that the option will be fully vested on November 5, 2016, subject to Mr. Howton continuing to provide services through each such vesting date. We determined the size of the option award to Mr. Howton based on a review of comparable market data.

In connection with his employment, we granted to Mr. Mahatme an option to purchase 150,000 shares of our common stock and stock appreciation rights with respect to 100,000 shares of our common stock, each under our Plan, with an exercise price equal to the fair market value of our common stock on November 5, 2012. Subject to certain exceptions, 25% of the shares underlying the option and stock appreciation rights will vest on November 5, 2013 and 1/48th of the total shares underlying the option and stock appreciation rights will vest on each monthly anniversary thereafter, such that the option and the stock appreciation rights will be fully vested on November 5, 2016, subject to Mr. Mahatme continuing to provide services through each such vesting date. We determined the size of the option award to Mr. Mahatme in light Mr. Mahatme’s compensation from his former employer and based on a review of comparable market data.

Ms. Toshav did not receive an option grant in 2012 because she was not working for the Company in August 2012 when the Company granted options.

In granting our named executive officers stock options and stock appreciation rights, the compensation committee generally takes into account each named executive officer’s responsibilities, relative position in our company, past grants, the total number of vested and unvested equity incentives held by each named executive officer, and approximate grants in terms of value and percent of outstanding equity granted to individuals in similar positions for our peers and other companies of comparable size in the biopharmaceutical industry. In addition, the compensation committee considers the individual performance and contribution of each named executive officer, its own subjective assessment of market conditions, its ability to retain the individual named executive officer, and the goal of increasing the value of our company, in arriving at the amounts awarded to each individual recipient.

In addition, the board of directors has delegated to the new employee option committee the authority to approve grants of stock options to newly hired employees who are not our chief executive officer, president, chief financial officer, vice president or a Section 16 officer (as determined pursuant to the rules promulgated under the Exchange Act). The new employee option committee is composed of our chief executive officer, our chief financial officer and our head of human resources. If any of the foregoing offices is unfilled, the position on the new employee option committee may be filled by either the board of directors or the compensation committee. Upon the commencement of employment of a person hired to serve in any role reserved for a named member, the temporary delegate appointed to serve on the new employee option committee in the interim is automatically removed and replaced with such person. Typically, the new employee option committee meets during the last full week of each month and may only grant stock option awards. The stock options granted by the new employee option committee must have an exercise price equal to the closing sales price of our common stock as reported by The NASDAQ Global Market on the last trading day of the month in which such grants were approved. These grants must fall within a predetermined range approved by the compensation committee and may not deviate from the standard vesting terms. In 2012, the standard vesting terms for awards granted by the new employee option committee were as follows: one-fourth of the shares subject to the option vest at the first anniversary of the employee’s start date and the balance of the shares vest in equal monthly increments for 36 months following the first anniversary of the start date, such that the shares underlying the option are fully vested on the fourth anniversary of the employee’s start date.

The following table shows the stock options, restricted stock units and stock appreciation rights granted to named executive officers in 2011 and 2012:

Name	Title	FY 2012 Shares Subject to Option, Restricted Stock Units and Stock Appreciation Right Grants	FY 2011 Shares Subject to Option Grant	% Increase/ (Decrease) 2011 to 2012
Christopher Garabedian	President and Chief Executive Officer	260,834	350,000	(25.5%)
Sandesh Mahatme	Senior Vice President, Chief Financial Officer	250,000	—	N/A
Edward M. Kaye, M.D.	Senior Vice President, Chief Medical Officer	90,352	141,667	(36.2%)
David Tyronne Howton	Senior Vice President, General Counsel and Corporate Secretary	150,000	—	N/A
Michael A. Jacobsen	Vice President, Finance	59,702	50,000	19.4%
Effie Toshav	Former Senior Vice President and General Counsel	—	133,333	N/A

Section 401(k) Plan

Our Section 401(k) Plan is a defined contribution profit sharing plan with a 401(k) option. The plan year is January 1 to December 31, and the 401(k) Plan was adopted on November 1, 1992. Employees who are at least twenty-one years of age and who have provided at least thirty days of service are eligible to participate in the 401(k) Plan. Employees who are union employees, non-resident alien employees with no U.S.-source income and non-common law employees are not eligible to participate. Participants may defer up to the maximum allowed by law. At our discretion, participants may receive a match on the first 4% of eligible compensation that the participant contributes to the 401(k) Plan. For 2012, the named executive officers, excluding Ms. Toshav, Mr. Mahatme and Mr. Howton, received a 401(k) contribution match of up to 4% of their 401(k) Plan contribution subject to the maximum amount permitted by law.

Severance/Termination Protection

We entered into employment agreements with our named executive officers when each was recruited for his or her current position. These employment agreements provide for general employment terms and, in some cases, benefits payable in connection with the termination of employment. The compensation committee considers such benefits in order to be competitive in the hiring and retention of employees, including executive officers.

All arrangements with the named executive officers and the potential payments that each of the named executive officers would have received in the event of termination of such executive’s employment, are described in “— Post-Employment Benefits and Change in Control Arrangements for the Company’s Named Executive Officers” and “— Potential Payments Upon Termination or a Change in Control” included elsewhere in this report.

Tax and Accounting Implications of the Executive Compensation Program

We generally will be entitled to a tax deduction in connection with compensation paid to our named executive officers at the time the named executive officer recognizes such compensation. Special rules limit the deductibility of compensation paid to our Chief Executive Officer and other “covered employees” as determined under Section 162(m) of the Internal Revenue Code. In addition, the long-term incentive compensation awarded to the named executive officers is based on a fixed value at grant and therefore is not subject to variable accounting treatment under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. We view preserving tax deductibility as an important objective, but not the sole objective, in establishing executive compensation. In specific instances we have and in the future will authorize compensation arrangements that are not fully tax deductible but which promote other important objectives.

Re-pricing of Stock Options

We did not re-price any stock options in 2012.

Employment, Retention and Separation Agreements with Named Executive Officers

Christopher Garabedian — President and Chief Executive Officer

Effective January 1, 2011, the board of directors appointed Christopher Garabedian as our President and Chief Executive Officer. In connection with his appointment, we and Mr. Garabedian initially entered into an employment agreement on December 17, 2010 providing for Mr. Garabedian’s at-will employment. The employment agreement had an initial term of two years commencing on January 1, 2011.

Under the terms of his employment agreement as in effect during 2012, Mr. Garabedian is entitled to an initial annual salary of $490,000, which amount is subject to review and adjustment in accordance with our normal performance review practices. In addition to his base salary, Mr. Garabedian was entitled to a one-time sign-on bonus of $130,000 which was paid in 2011. Mr. Garabedian is also eligible to receive a target annual bonus of 50% of his base salary upon achievement of performance objectives determined by the compensation committee. The maximum bonus Mr. Garabedian is eligible to receive is 75% of his base salary. Mr. Garabedian’s compensation package was extensively negotiated. In determining Mr. Garabedian’s compensation, the board of directors took into account, among other things, the fact that Mr. Garabedian was required to relocate to our Bothell, Washington headquarters from the east coast of the United States, his extensive experience in our industry, the salaries and potential bonuses commanded by principal executive officers at other companies in our industry, and input from an external executive compensation consulting firm.

In connection with his employment, we granted to Mr. Garabedian an option to purchase 316,666 shares of our common stock under our 2002 Plan, with an exercise price equal to the fair market value of our common stock on January 3, 2011, which was $13.02 per share. Subject to certain exceptions, 25% of the shares underlying the option vested on January 1, 2012 and 1/48th of the total shares underlying the option will vest on each monthly anniversary thereafter, such that the option will be fully vested on January 1, 2015, subject to Mr. Garabedian continuing to provide services through each such vesting date.

We also agreed to reimburse Mr. Garabedian for his documented relocation expenses (not to exceed $120,000) and corporate housing expenses (up to $4,500 per month for six months), all of which were to be repaid if Mr. Garabedian terminated his employment with us for any reason on or before January 1, 2012.

Pursuant to the terms of the employment agreement, we were required to reimburse Mr. Garabedian for reasonable travel, entertainment or other business expenses he incurred in connection with the performance of his duties. Mr. Garabedian was also entitled to participate in current and future employee benefit plans that apply to other executive officers of our company, including paid vacation.

Mr. Garabedian’s employment agreement also required him not to compete, either directly or indirectly, with us while employed by us and until the later of the date he terminates his employment with us and the date he no longer receives severance benefits from us. The employment agreement also required Mr. Garabedian not to solicit our employees to leave their employment with us during and for two years following the term of his employment.

On April 19, 2013, Mr. Garabedian’s employment agreement was amended and restated, effective as of January 1, 2013. His amended and restated employment agreement is similar to the employment agreement described above but has a term ending January 1, 2016 and, under the amended and restated agreement, Mr. Garabedian’s annual base salary was increased to $580,000 and his maximum annual bonus was increased from 75% to 150% of annual base salary, he will be provided relocation assistance to relocate from the Seattle, Washington area to the Cambridge, Massachusetts area and enhanced severance benefits for qualified terminations of employment following a change in control. Under the amended and restated agreement, Mr. Garabedian will also be provided additional payments to make him whole for taxes incurred in connection with our reimbursement for his relocation to the Cambridge, Massachusetts area and, under the prior agreement, his relocation to the Seattle, WA metropolitan area.

For a description of severance and change in control-related payments to Mr. Garabedian under his employment agreement, please see the description in the section below captioned “Post-Employment Benefits and Change in Control Arrangements for the Company’s Named Executive Officers.”

Sandesh Mahatme — Senior Vice President, Chief Financial Officer

On November 5, 2012, we hired Sandesh Mahatme as our Senior Vice President, Chief Financial Officer. In connection with his appointment, we and Mr. Mahatme entered into an Offer Letter dated October 29, 2012 providing for Mr. Mahatme’s at-will employment.

Under the terms of his offer letter, Mr. Mahatme is entitled to an initial annual base salary of $425,000, which amount is subject to review and adjustment based upon our performance review practices. In addition to his base salary, Mr. Mahatme was entitled to a one-time sign-on bonus of $160,000, which bonus is repayable to us if Mr. Mahatme terminates his employment with us for any reason on or prior to November 5, 2013. Mr. Mahatme is also eligible for a target annual bonus of up to 40% of his annual base salary, or $170,000, based upon Mr. Mahatme’s achievement of performance objectives determined by our Chief Executive Officer and the compensation committee. The maximum annual bonus Mr. Mahatme is eligible to receive is 60% of his annual base salary, or $255,000. As noted above, Mr. Mahatme received a bonus of $37,570 in connection with his services in 2012.

In connection with his employment, we granted to Mr. Mahatme an option to purchase 150,000 shares of our common stock and stock appreciation rights with respect to 100,000 shares of our common stock, each under our 2011 Plan, with an exercise price equal to the fair market value of our common stock on November 5, 2012, which was $23.85 per share. Subject to certain exceptions, 25% of the shares underlying the option and stock appreciation rights will vest on November 5, 2013 and 1/48th of the total shares underlying the option and stock appreciation rights will vest on each monthly anniversary thereafter, such that the option and the stock appreciation rights will be fully vested on November 5, 2016, subject to Mr. Mahatme continuing to provide services through each such vesting date.

In addition to the compensation described above, under his offer letter, Mr. Mahatme is entitled to receive reimbursement of up to $50,000 for actual, documented, reasonable expenses incurred to relocate Mr. Mahatme to the Cambridge, Massachusetts metropolitan area, including the costs or expenses associated with (i) selling his prior residence, (ii) shipment of his personal effects to the Cambridge, Massachusetts metropolitan area and (iii) customary closing costs associated with purchasing a new residence incurred within twelve months of his start date, all of which are to be repaid if Mr. Mahatme terminates his employment with us for any reason on or before November 5, 2014. We also agreed to reimburse Mr. Mahatme for actual corporate housing expenses in the Cambridge, Massachusetts metropolitan area for up to twelve months following his start date.

Edward M. Kaye, M.D. — Senior Vice President, Chief Medical Officer

On June 20, 2011, we hired Edward M. Kaye, M.D. as our Senior Vice President, Chief Medical Officer. In connection with his appointment, we and Dr. Kaye entered into an employment agreement on June 13, 2011 providing for Dr. Kaye’s at-will employment. The employment agreement has an initial term of two years commencing on June 13, 2011. At the end of the initial term, we and Dr. Kaye can agree to renew the employment agreement, otherwise it will expire. Non-renewal of the agreement does not constitute termination without “Cause” (as defined in the employment agreement) or give Dr. Kaye an opportunity to terminate his employment for “Good Reason” (as defined in the employment agreement).

Under the terms of his employment agreement, Dr. Kaye is entitled to an initial annual salary of $364,000, which amount is subject to review and adjustment in accordance with our normal performance review practices. In addition to his base salary, Dr. Kaye was entitled to a one-time sign-on bonus of $130,000 paid in 2011, which bonus was repayable to us if Dr. Kaye terminated his employment with us for any reason on or prior to June 20, 2012. Dr. Kaye is also eligible to receive a target annual bonus of 35% of his base salary upon achievement of performance objectives determined by the compensation committee. Dr. Kaye is eligible to receive a maximum bonus equal to 52.5% of his base salary.

In connection with his employment, we granted to Dr. Kaye an option to purchase 141,667 shares of our common stock pursuant to a non-plan inducement grant, with an exercise price equal to the fair market value of our common stock on June 20, 2011, which was $8.28 per share. Subject to certain exceptions, 25% of the shares underlying the option vested on June 20, 2012 and 1/48th of the total shares underlying the option will vest on each monthly anniversary thereafter, such that the option will be fully vested on June 20, 2015, subject to Dr. Kaye continuing to provide services through each such vesting date.

Dr. Kaye was not required to relocate near either our Bothell, Washington or Corvallis, Oregon facilities. However, Dr. Kaye was required to spend no less than one-third of all business days in a calendar year at our Bothell, Washington or Corvallis, Oregon facilities, with such number of required in-person days pro-rated for calendar year 2011.

Pursuant to the terms of the employment agreement, we are required to reimburse Dr. Kaye for reasonable travel, entertainment or other business expenses he incurs in connection with the performance of his duties. Dr. Kaye is also entitled to participate in current and future employee benefit plans that apply to other executive officers of our company, including paid vacation.

Dr. Kaye’s employment agreement also requires him not to compete, either directly or indirectly, with us while employed by us and until the later of the date he terminates his employment with us and the date he no longer receives severance benefits from us. The employment agreement also requires Dr. Kaye not to solicit our employees to leave their employment with us during and for two years following the term of his employment.

For a description of severance and change in control-related payments to Dr. Kaye under his employment agreement, please see the description in the section below captioned “Post-Employment Benefits and Change in Control Arrangements for the Company’s Named Executive Officers.”

David Tyronne Howton — Senior Vice President, General Counsel and Corporate Secretary

On November 5, 2012, we hired David Tyronne Howton as our Senior Vice President, General Counsel and Corporate Secretary. In connection with his appointment, we and Mr. Howton entered into an Offer Letter dated October 26, 2012 providing for Mr. Howton’s at-will employment.

Under the terms of his offer letter, Mr. Howton is entitled to an initial annual base salary of $375,000, which amount is subject to review and adjustment based upon our performance review practices. Mr. Howton is also eligible for a target annual bonus of up to 35% of his annual base salary, or $131,250, based upon Mr. Howton’s achievement of performance objectives determined by our Chief Executive Officer and the compensation committee. The maximum annual bonus Mr. Howton is eligible to receive is 53% of his annual base salary, or $196,875. As noted above, Mr. Howton received a bonus of $29,006 in connection with his services in 2012.

In connection with his employment, we granted to Mr. Howton an option to purchase 150,000 shares of our common stock under our 2011 Plan, with an exercise price equal to the fair market value of our common stock on November 5, 2012, which was $23.85 per share. Subject to certain exceptions, 25% of the shares underlying the option will vest on November 5, 2013 and 1/48th of the total shares underlying the option will vest on each monthly anniversary thereafter, such that the option will be fully vested on November 5, 2016, subject to Mr. Howton continuing to provide services through each such vesting date.

Michael A. Jacobsen — Vice President, Finance

On September 6, 2011, we hired Michael Jacobsen as our Vice President, Finance. In connection with his appointment, we and Mr. Jacobsen entered into an Offer Letter dated August 8, 2011 providing for Mr. Jacobsen’s at-will employment.

Under the terms of the offer letter, Mr. Jacobsen was entitled to an initial annual base salary of $275,000, which amount is subject to review and adjustment based upon our performance review practices. The offer letter also provided for his participation in our bonus program with a target rate of 25% of base pay, and a maximum bonus rate of 37.5% of base pay.

In connection with his employment, we granted to Mr. Jacobsen an option to purchase 50,000 shares of our common stock, with an exercise price equal to the fair market value of our common stock on September 6, 2011, which was $6.48 per share. 25% of the shares underlying the option vested on September 6, 2012 and 1/48th of the total shares underlying the option will vest on each monthly anniversary thereafter, such that the option will be fully vested on September 6, 2015, subject to Mr. Jacobsen continuing to provide services through each such vesting date.

In connection with the retention of Mr. Jacobsen, who is not relocating to our new headquarters in Cambridge, MA but is needed in the interim to help maintain business continuity during the transition of the company’s new principal executive offices, we intend to enter into a retention package for Mr. Jacobsen in 2013.

Effie Toshav — Former Senior Vice President and General Counsel

On January 10, 2011, we hired Effie Toshav as our Senior Vice President and General Counsel. In connection with her appointment, we and Ms. Toshav entered into an employment agreement on January 10, 2011 providing for Ms. Toshav’s at-will employment. Ms. Toshav ceased to be an employee of our company on February 24, 2012. Ms. Toshav’s employment agreement also required her not to compete, either directly or indirectly, with us while employed by us and until the later of the date she terminated her employment with us and the date she no longer received severance benefits from us. The employment agreement also required Ms. Toshav not to solicit our employees to leave their employment with us during and for two years following the term of her employment.

On February 24, 2012, Ms. Toshav ceased to be an employee of our company, although she continued to provide services to the company as a consultant until June 24, 2012. In connection with her departure, Ms. Toshav entered into a separation agreement with us dated February 24, 2012, the benefits of which are described in the section below captioned “Post-Employment Benefits and Change in Control Arrangements for the Company’s Named Executive Officers.”

Post-Employment Benefits and Change in Control Arrangements for the Company’s Named Executive Officers

We have entered into agreements with certain named executive officers relating to post-employment benefits and change in control arrangements.

Christopher Garabedian — President and Chief Executive Officer

Pursuant to the terms of his employment agreement, if, prior to a “Change of Control” (as defined in the employment agreement) or after 12 months following a “Change of Control,” Mr. Garabedian’s employment is terminated for reasons other than “Cause” (as defined in the employment agreement), death or disability after we provide him with at least 30 days advance notice, then, subject to his execution of a release of claims in the form we provide, he will be entitled to:

•	continued payments of his base salary for 12 months from the date of termination;

•	accelerated vesting on 50% of his outstanding and unvested equity awards; and

•	an extension of the post-termination exercise period on his outstanding options to 180 days following the date of termination.

As defined in the employment agreement, “Cause” is defined as (i) an act of dishonesty made by Mr. Garabedian in connection with his responsibilities as an employee, (ii) Mr. Garabedian’s conviction of, or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement or any other act of moral turpitude, (iii) Mr. Garabedian’s gross misconduct, (iv) Mr. Garabedian’s unauthorized use or disclosure of any proprietary information or trade secrets of our company or any other party to whom he owes an obligation of nondisclosure as a result of his relationship with our company, (v) Mr. Garabedian’s willful breach of any obligations under any written agreement or covenant with our company; or (vi) Mr. Garabedian’s continued failure to perform his employment duties after he has received a written demand of performance from us which specifically sets forth the factual basis for our belief that he has not substantially performed his duties and has failed to cure such non-performance to our satisfaction within 10 business days after receiving such notice. As defined in the employment agreement, “Change of Control” is defined as (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of our company representing more than 50% of the total voting power represented by our then outstanding voting securities, or (ii) the date of the consummation of a merger or consolidation of our company with any other corporation that has been approved by our shareholders, other than a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of our company or such surviving entity or its parent outstanding immediately after such merger or consolidation, or (iii) the date of the consummation of the sale or disposition by us of all or substantially all of our assets. However, no transaction will be deemed a Change of Control unless the transaction qualifies as a “change in control event” within the meaning of Section 409A of the Internal Revenue Code.

Also, the employment agreement specifies that if, upon or within 12 months following a “Change of Control” Mr. Garabedian is terminated for reasons other than “Cause,” death or disability after we provide him with at least 30 days advance notice or he resigns for “Good Reason” (as defined in the employment agreement), then, subject to his execution of a release of claims in the form we provide, he will be entitled to:

•	continued payments of his base salary for 24 months from the date of termination;

•	accelerated vesting on all of his outstanding and unvested equity awards; and

•	an extension of the post-termination exercise period on his outstanding options to 180 days following the date of termination.

As defined in the employment agreement, “Good Reason” means the termination by Mr. Garabedian upon the occurrence of any of the following: (i) the assignment of a different title or change that results in a material reduction in Mr. Garabedian’s duties or responsibilities; (ii) a material reduction by us in Mr. Garabedian’s base compensation, other than a salary reduction that is part of a general salary reduction affecting employees generally and provided the reduction is not greater, percentage-wise, than the reduction affecting other employees generally or failure to provide an annual increase in base compensation commensurate with other executives; provided, however, in determining whether to provide an annual increase in base compensation commensurate with an annual increase provided to other executives, we may take into account factors such as market levels of compensation, Mr. Garabedian’s overall performance, and other factors reasonably considered by our compensation committee and/or board of directors, so long as such determination is not made in bad faith with the intent to discriminate against Mr. Garabedian; or (iii) relocation of Mr. Garabedian’s principal place of business of greater than 75 miles from its then location. Mr. Garabedian must provide notice to us of the existence of such event within 90 days of the first occurrence of such event, and we will have 30 days to remedy the condition, in which case no Good Reason shall exist. If we fail to remedy the condition within such 30 day period, Mr. Garabedian must terminate employment within two years of the first occurrence of such event.

If the severance and other benefits provided in the employment agreement or otherwise payable to Mr. Garabedian would be subject to the golden parachute excise tax, then, Mr. Garabedian’s severance benefits will be either delivered in full or delivered as to such lesser extent which would result in no portion of the severance benefits being subject to such excise tax, whichever result is superior for Mr. Garabedian on an after-tax basis.

Effective January 1, 2013, under Mr. Garabedian’s amended and restated employment agreement, in addition to the benefits set forth above, if Mr. Garabedian, upon or within 12 months following a “Change of Control”, is terminated for reasons other than “Cause,” death or disability or he resigns for “Good Reason”, then subject to his execution of a release of claims in a form we provide, he will be entitled to the severance benefits described above plus 100% of his annual target bonus amount and 24 months of company-reimbursed COBRA coverage.

Sandesh Mahatme — Senior Vice President, Chief Financial Officer

Mr. Mahatme did not have any severance of change in control benefits in 2012, but his offer letter provides that Mr. Mahatme will enter into a change in control and severance agreement with the company.

On April 19, 2013, Mr. Mahatme entered into our standard Senior Vice President Change in Control and Severance Agreement which provides that if Mr. Mahatme experiences a Covered Termination (as defined in the agreement) during a Change in Control Period (as defined in the agreement), and if Mr. Mahatme delivers to the company a general release of claims that becomes effective and irrevocable within sixty (60) days following such Covered Termination, then in addition to any accrued but unpaid salary, bonus, vacation and expense reimbursement payable in accordance with applicable law, the company shall provide Mr. Mahatme with the following:

•	cash payment equal to 18 months of his base salary at the rate in effect immediately prior to Executive’s termination of employment payable in a cash lump sum, less applicable withholdings, as soon as administratively practicable following the date the release is not subject to revocation and, in any event, within 60 days following the date of the Covered Termination.

•

cash payment equal to 100% of his annual target bonus assuming achievement of performance goals at 100% payable in a cash lump sum, less applicable withholdings, as soon as administratively practicable following the date the release is not subject to revocation and, in any event, within 60 days following the date of the Covered Termination.

•	accelerated vesting on 100% of his outstanding and unvested equity awards; and

•

if Mr. Mahatme elects to receive continued healthcare coverage pursuant to the provisions of COBRA, the company shall directly pay, or reimburse him for, the premium for Mr. Mahatme and his covered dependents through the earlier of (i) the 18 month anniversary of the date of his termination of employment and (ii) the date he and his covered dependents, if any, become eligible for healthcare coverage under another employer’s plan(s). After the company ceases to pay premiums pursuant to the preceding sentence, Mr. Mahatme may, if eligible, elect to continue healthcare coverage at his expense in accordance the provisions of COBRA.

Edward M. Kaye, M.D. — Senior Vice President, Chief Medical Officer

Pursuant to the terms of his employment agreement, if, prior to a “Change of Control” (as defined in the employment agreement) or after 12 months following a “Change of Control,” Dr. Kaye’s employment is terminated for reasons other than “Cause” (as defined in the employment agreement), death or disability after we provide him with at least 30 days advance notice, then, subject to his execution of a release of claims in the form we provide, he will be entitled to:

•	continued payments of his base salary for 12 months from the date of termination;

•	accelerated vesting on 50% of his outstanding and unvested equity awards; and

•	an extension of the post-termination exercise period on his outstanding options to 180 days following the date of termination.

The definitions of “Cause” and “Change of Control” in Dr. Kaye’s employment agreement are the same as the definitions of “Cause” and “Change of Control” in Mr. Garabedian’s employment agreement.

Also, the employment agreement specifies that if, upon or within 12 months following a “Change of Control” Dr. Kaye is terminated for reasons other than “Cause,” death or disability after we provide him with at least 30 days advance notice or he resigns for “Good Reason” (as defined in the employment agreement), then, subject to his execution of a release of claims in the form we provide, he will be entitled to:

•	continued payments of his base salary for 24 months from the date of termination;

•	accelerated vesting on all of his outstanding and unvested equity awards; and

•	an extension of the post-termination exercise period on his outstanding options to 180 days following the date of termination.

The definition of “Good Reason” in Dr. Kaye’s employment agreement is the same as the definition of “Good Reason” in Mr. Garabedian’s employment agreement, provided, that relocation of Dr. Kaye’s principal place of business of greater than 75 miles from its then location is not an event that constitutes a Good Reason termination.

If the severance and other benefits provided in the employment agreement or otherwise payable to Dr. Kaye would be subject to the golden parachute excise tax, then, Dr. Kaye’s severance benefits will be either delivered in full or delivered as to such lesser extent which would result in no portion of the severance benefits being subject to such excise tax, whichever result is superior for Dr. Kaye on an after-tax basis.

David Tyronne Howton — Senior Vice President, General Counsel and Corporate Secretary

Mr. Howton did not have any severance or change in control benefits in 2012, but his offer letter provides that Mr. Howton will enter into a change in control and severance agreement with the company.

On April 19, 2013, Mr. Howton entered into our standard Senior Vice President Change in Control and Severance Agreement which provides that if Mr. Howton experiences a Covered Termination (as defined in the agreement) during a Change in Control Period (as defined in the agreement), and if Mr. Howton delivers to the company a general release of claims that becomes effective and irrevocable within sixty (60) days following such Covered Termination, then in addition to any accrued but unpaid salary, bonus, vacation and expense reimbursement payable in accordance with applicable law, the company shall provide Mr. Howton with the following:

•

cash payment equal to 18 months of his base salary at the rate in effect immediately prior to Executive’s termination of employment payable in a cash lump sum, less applicable withholdings, as soon as administratively practicable following the date the release is not subject to revocation and, in any event, within 60 days following the date of the Covered Termination.

•

cash payment equal to 100% of his annual target bonus assuming achievement of performance goals at 100% payable in a cash lump sum, less applicable withholdings, as soon as administratively practicable following the date the release is not subject to revocation and, in any event, within 60 days following the date of the Covered Termination.

•	accelerated vesting on 100% of his outstanding and unvested equity awards; and

•

if Mr. Howton elects to receive continued healthcare coverage pursuant to the provisions of COBRA, the company shall directly pay, or reimburse him for, the premium for Mr. Howton and his covered dependents through the earlier of (i) the 18 month anniversary of the date of his termination of employment and (ii) the date he and his covered dependents, if any, become eligible for healthcare coverage under another employer’s plan(s). After the company ceases to pay premiums pursuant to the preceding sentence, Mr. Howton may, if eligible, elect to continue healthcare coverage at his expense in accordance the provisions of COBRA.

Michael A. Jacobsen — Vice President, Finance

Mr. Jacobsen did not have any severance or change in control benefits in 2012, Mr. Jacobsen will enter into a retention agreement in 2013 which will include certain severance payments and benefits.

Effie Toshav — Former Senior Vice President and General Counsel

Ms. Toshav ceased to be an employee of our company on February 24, 2012. In connection with her departure, we and Ms. Toshav entered into a separation agreement on February 24, 2012. Pursuant to the terms of the separation agreement, Ms. Toshav has provided consulting services to us until June 2012 to assist with the transition of her responsibilities. During the term of the consultancy, Ms. Toshav received customary cash compensation equal to her base salary as in effect prior to her termination of employment and continued to vest in the stock options previously granted to her during the term of her employment. Since the consultancy period was not terminated prior to the expiration of June 24, 2012, then, effective upon the expiration of the consultancy period, Ms. Toshav vested in 25% of the shares underlying the option grant she received in August 2011 and her previously granted options will have been amended such that she will have until December 31, 2012 to exercise them. The separation agreement also contained a customary mutual waiver and release of claims and a customary mutual non-disparagement provision.

Compensation Committee Report

The information contained in this report will not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act, nor will such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference in such filing.

In reliance on the reviews and discussions referred to above and the review and discussion of the section captioned “Compensation Discussion and Analysis” with our management, the compensation committee has recommended to the board of directors and the board of directors has approved, that the section captioned “Compensation Discussion and Analysis” be included in the Annual Report on Form 10-K and this proxy statement for our annual meeting of shareholders.

COMPENSATION COMMITTEE

Gil Price (Chairman)

M. Kathleen Behrens

John Hodgman

William Goolsbee

Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of the named executive officers for 2012, 2011 and 2010, as applicable. Based on the fair value of equity awards granted to named executive officers in 2012 (and in 2013 for work performed in 2012), the allocation of total compensation to our executive officers was as follows. “Salary,” which includes base salary as well as any sign-on bonuses received, accounted for, on average, approximately 12% of the total compensation of the named executive officers, incentive compensation including performance-based bonuses and stock option grants, accounted for approximately 87% of the total compensation of the named executive officers and all other compensation including benefits and severance, if applicable, accounted for approximately 1% of the total compensation of the named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(i)	(j)
Christopher Garabedian	2012	490,000	—	73,500	1,741,757	318,500	16,754	2,640,511
President and Chief Executive Officer (4)	2011	490,000	130,000	—	2,959,510	219,201	59,099	3,857,810

Sandesh Mahatme Senior Vice President, Chief Financial Officer (5)	2012	67,836	130,000	—	4,600,950	37,570	598	4,836,954

Edward M. Kaye, M.D.	2012	364,000	—	—	613,634	165,620	10,685	1,153,939
Senior Vice President, Chief Medical Officer (6)	2011	194,600	130,000	—	791,010	60,938	9,167	1,185,715

David Tyronne Howton Senior Vice President, General Counsel and Corporate Secretary (7)	2012	59,856	—	—	2,760,570	29,006	459	2,849,891

Michael A. Jacobsen	2012	283,333	—	75,600	365,158	97,500	10,366	831,957
Vice President, Finance (8)	2011	88,847	—	—	209,340	19,963	—	318,150

Effie Toshav	2012	66,379	—	—	38,874	—	108,016	213,269
Former Senior Vice President and General Counsel (9)	2011	327,699	—	—	1,258,720	—	9,800	1,596,219

(1)	Amounts shown represent sign-on bonuses paid in connection with such named executive officers’ commencement of employment with us.
(2)	The amounts included in the “Stock Awards” and “Option Awards” columns reflect the aggregate grant date fair value of awards during each year calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of this amount are included in Note 3 to the financial statements set forth in our Annual Report on Form 10-K for 2012, filed with the SEC on March 15, 2013. See the table below captioned “Grants of Plan Based Awards in 2012” for additional information on equity awards granted in 2012.
(3)	Non-Equity Incentive Plan Compensation includes awards earned under our annual incentive bonus plan. See the table below captioned “Grants of Plan Based Awards in 2012” and the “Compensation Discussion and Analysis” above for additional information.
(4)

Mr. Garabedian was appointed as our President and Chief Executive Officer effective January 1, 2011. The amounts disclosed under the column entitled “All Other Compensation” include the following for 2012, $5,983 is related to relocation and temporary living expenses, with $1,659 of such amount attributable to related tax gross-ups, and $10,000 represents matching funds contributed to Mr. Garabedian’s 401(k) account by us, and $771 of which is attributable to supplemental life insurance premiums.
(5)	Mr. Mahatme was appointed as our Senior Vice President, Chief Financial Officer effective November 5, 2012. The amounts disclosed under the column entitled “All Other Compensation” include the following for 2012, $598 attributable to supplemental life insurance premiums.
(6)	Dr. Kaye was appointed as our Senior Vice President, Chief Medical Officer effective June 20, 2011. The amounts disclosed under the column entitled “All Other Compensation” include the following for 2012, $10,000 represents matching funds contributed to Dr. Kaye’s 401(k) account by us, and $685 of which is attributable to supplemental life insurance premiums.
(7)	Mr. Howton was appointed as our Senior Vice President, General Counsel and Corporate Secretary effective November 5, 2012. The amounts disclosed under the column entitled “All Other Compensation” include the following for 2012, $459 of which is attributable to supplemental life insurance premiums.
(8)	Michael A. Jacobsen was appointed our Vice President, Finance effective September 6, 2011. The amounts disclosed under the column entitled “All Other Compensation” include the following for 2012, $10,000 represents matching funds contributed to Michael A. Jacobsen’s 401(k) account by us, and $366 attributable to supplemental life insurance premiums.
(9)	Ms. Toshav, our former Senior Vice President and General Counsel, ceased to be an employee of our company on February 24, 2012. Her position then transferred to a Consultant role effective February 26, 2012, with her official separation from us effective February 25, 2012. Pursuant to the terms of her separation agreement and release with us dated February 25, 2012, certain of Ms. Toshav’s options were modified to accelerate the vesting of the underlying shares and the post-termination exercise period was extended until December 31, 2012. The incremental fair value attributable to these modifications was $38,874, which amount is included under the column entitled “ Option Awards.” The $108,106 disclosed under the column entitled “All Other Compensation” is attributable to consulting fees.

See the discussion above under the section captioned “Employment Agreements with Named Executive Officers” for a discussion of our employment arrangements with our named executive officers.

Grants of Plan Based Awards in 2012

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)
Name	Award	Grant Date	Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($) (2)
(a)		(b)	(c)	(d)	(e)		(j)	(k)	(l)
Christopher Garabedian (3) (4) President and Chief Executive Officer	Stock Appreciation Rights	8/23/2012					70,000	10.08	1,088,220
	Stock Options	4/24/2012					40,834	5.40	145,702
		8/23/2012					150,000	10.08	507,836
	Restricted Stock Units	8/23/2012				13,611			73,499
	Annual Incentive			245,000	367,500

Sandesh Mahatme (5) Senior Vice President, Chief Financial Officer	Stock Options	11/5/2012					150,000	23.85	2,760,570
	Stock Appreciation Rights	11/5/2012					100,000	23.85	1,840,380
	Annual Incentive			26,082	39,123

Edward M. Kaye, M.D. (3) (6) Senior Vice President, Chief Medical Officer	Stock Options	4/24/2012 8/23/2012					11,352 79,000	5.40 10.08	40,505 573,129
	Annual Incentive			127,400	191,100

David Tyronne Howton Senior Vice President, General Counsel and Corporate Secretary (7)	Stock Options	11/5/2012					150,000	23.85	2,760,570
	Annual Incentive			20,137	30,493

Michael A. Jacobsen Vice President, Finance (3) (8)	Stock Options	4/24/2012					3,702	5.40	13,300
		8/23/2012					48,500	10.08	351,858
	Restricted Stock Units	8/23/2012				7,500			75,600
	Annual Incentive			68,750	103,125

Effie Toshav (9) Former Senior Vice	Stock Options
President and General Counsel	Annual Incentive

(1)	Amounts represent the annual incentive bonus target and maximum payment amounts for each named executive officer. Messrs. Mahatme and Howton commenced employment in November 2012, so the above represents the pro-rated portion of their bonus they were eligible to receive. The actual amounts paid to each of the named executive officers for 2012 are set forth in the Summary Compensation Table above.
(2)	These amounts represent the grant date fair value of option awards granted in 2012 determined in accordance with FASB ASC Topic 718. These amounts do not represent the actual amounts paid to or realized by the named executive officer for these awards during 2012. For a more detailed description of the assumptions used for purposes of determining grant date fair value see Note 3 to the financial statements set forth in our Annual Report on Form 10-K for 2012, filed with the SEC on March 15, 2013.

(3)	On April 24, 2012, the compensation committee approved an annual incentive bonus to Mr. Garabedian, Dr. Kaye and Mr. Jacobsen to have a value based on achievement of our pre-established corporate goals at the 60% level of the target bonus for fiscal year 2011. Based on Dr. Kaye’s length of service during 2011, his amount was prorated. The option grant to purchase shares at an exercise price of $5.40 per share, was determined by the following formula: the product of (1) one-half of the value of the 2011 performance-based bonus, divided by our closing stock price on the date of grant of $5.40 per share, multiplied by (2) three (rounded down to the nearest whole share). The RSU grant was determined by the following formula: one-half of the value of the 2011 performance-based bonus, divided by our closing stock price on the date of grant of $5.40 per share (rounded down to the nearest whole share).
(4)	On August 23, 2012, the compensation committee approved an annual incentive award to Mr. Garabedian of stock options to purchase 150,000 shares at an exercise price of $10.08 and stock appreciation rights based on 70,000 shares at an exercise price of $10.08.
(5)	On November 5, 2012, the compensation committee approved an initial grant to Mr. Mahatme of stock options to purchase 150,000 shares at an exercise price of $23.85 and stock appreciation rights based on 100,000 shares at an exercise price of $23.85.
(6)	On August 23, 2012, the compensation committee approved an annual incentive award to Mr. Kaye of stock options to purchase 79,000 shares at an exercise price of $10.08.
(7)	On August 23, 2012, the compensation committee approved an initial grant to Mr. Howton of stock options to purchase 150,000 shares at an exercise price of $10.08.
(8)	On August 23, 2012, the compensation committee approved an annual incentive award to Mr. Jacobsen of stock options to purchase 48,500 shares at an exercise price of $10.08. In connection with the retention of Mr. Jacobsen, who is not relocating to our new headquarters in Cambridge, MA but was needed in the interim to help maintain business continuity during the transition of the company’s new principal executive offices, the compensation committee also approved 7,500 restricted stock units.
(9)	Ms. Toshav was not eligible for an annual incentive award in 2012 or a bonus payment under our non-equity incentive plan for 2012.

Outstanding Equity Awards at 2012 Year End

The following table provides information with respect to outstanding equity awards held by each of our named executive officers on December 31, 2012, based on the closing price of $25.80 per shares of our common stock on December 31, 2012.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Options Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
(a)	(b)	(c)		(e)	(f)	(g)		(h)
Christopher Garabedian, President and Chief Executive Officer						13,611	(11)	351,164
	5,000	10,000	(1)	7.80	6/8/2020
	151,737	316,666	(2)	13.02	1/3/2021
	12,112	33,333	(3)	7.44	8/31/2021
	—	40,834	(4)	5.40	4/24/2024
	—	179,334	(5)	10.08	8/23/2022
	—	70,000	(6)	10.08	8/23/2022

Sandesh Mahatme, Senior Vice President, Chief Financial Officer	—	150,000	(7)	23.85	11/5/2022
	—	100,000	(8)	23.85	11/5/2022

Edward M. Kaye, M.D., Senior Vice President, Chief Medical Officer	—	79,000	(5)	10.08	8/23/2022
	—	11,352	(4)	5.40	4/24/2024
	53,127	141,667	(9)	8.28	6/20/2021

David Tyronne Howton, Senior Vice President, General Counsel and Corporate Secretary	—	150,000	(7)	23.85	11/5/2022

Michael A. Jacobsen Vice President, Finance						7,500	(12)	$193,500
	15,625	34,375	(10)	6.48	9/06/2021
	—	3,702	(4)	5.40	4/24/2022
	—	48,500	(5)	10.08	8/23/2022

Effie Toshav Former Senior Vice President, General Counsel	—	—		—

(1)	This stock option fully vests on June 8, 2014, and vests at a rate of 1/4 of the shares underlying the option on June 8, 2011 and 1/48th of the shares underlying the option on each monthly anniversary thereafter, subject to each such holder continuing to provide services through each such vesting date.
(2)	This stock option fully vests on January 3, 2015, and vests at a rate of 1/4 of the shares underlying the option on January 8, 2012 and 1/48th of the shares underlying the option on each monthly anniversary thereafter, subject to each such holder continuing to provide services through each such vesting date.
(3)	This stock option fully vests on August 31, 2015, and vests at a rate of 1/4 of the shares underlying the option on August 31, 2012 and 1/48th of the shares underlying the option on each monthly anniversary thereafter, subject to each such holder continuing to provide services through each such vesting date.

(4)	This stock option fully vests on April 24, 2016, and vests at a rate of 1/4 of the shares underlying the option on April 24, 2012 and 1/48th of the shares underlying the option on each monthly anniversary thereafter, subject to each such holder continuing to provide services through each such vesting date.
(5)	This stock option fully vests on August 23, 2016, and vests at a rate of 1/4 of the shares underlying the option on August 23, 2012 and 1/48th of the shares underlying the option on each monthly anniversary thereafter, subject to each such holder continuing to provide services through each such vesting date.
(6)	This stock appreciation right (SAR) fully vests on August 23, 2016, and vests at a rate of 1/4 of the shares underlying the SAR on August 23, 2012 and 1/48th of the shares underlying the SAR on each monthly anniversary thereafter, subject to each such holder continuing to provide services through each such vesting date.
(7)	This stock option fully vests on November 5, 2016, and vests at a rate of 1/4 of the shares underlying the option on November 5, 2013 and 1/48th of the shares underlying the option on each monthly anniversary thereafter, subject to each such holder continuing to provide services through each such vesting date.
(8)	This SAR fully vests on November 5, 2016, and vests at a rate of 1/4 of the shares underlying the SAR on November 5, 2013 and 1/48th of the shares underlying the SAR on each monthly anniversary thereafter, subject to each such holder continuing to provide services through each such vesting date.
(9)	This stock option fully vests on June 20, 2015, and vests at a rate of 1/4 of the shares underlying the option on June 20, 2012 and 1/48th of the shares underlying the option on each monthly anniversary thereafter, subject to each such holder continuing to provide services through each such vesting date.
(10)	This stock option fully vests on September 6, 2015, and vests at a rate of 1/4 of the shares underlying the option on September 6, 2012 and 1/48th of the shares underlying the option on each monthly anniversary thereafter, subject to each such holder continuing to provide services through each such vesting date.
(11)	This restricted stock unit vests in three installments, 50% on April 24, 2013, 25% on October 24, 2013 and the remaining 25% on April 24, 2014, subject to each such holder continuing to provide services through each such vesting date.
(12)	This restricted stock unit vests at a rate of 1/4 of the shares on each anniversary of August 23, 2012, subject to each such holder continuing to provide services through each such vesting date.

2012 Option Exercises and Stock Vested

	Option Awards			Stock Awards
Name	Number of Securities Acquired on Exercise (#)	Value Realized on Exercise ($)		Number of Securities Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)		(e)	(f)
Effie Toshav Former Senior Vice President, General Counsel	44,618	949,223	(1)	—	—

(1)	Other than Effie Toshav, our former Senior Vice President and General Counsel, none of our named executive officers exercised any stock options during 2012 or vested in any restricted stock.

2012 Pension Benefits

None of our named executive officers are entitled to pension benefits or other payments of benefits pursuant to any established plan following retirement.

2012 Nonqualified Deferred Compensation

None of our named executive officers are entitled to benefits under any nonqualified defined contribution or nonqualified deferred compensation plans.

Potential Payments Upon Termination or a Change in Control

The table below reflects the amount of compensation payable to each of our named executive officers in the event of termination of such executive’s employment (before, upon, within 12 months following or after 12 months following a change in control) or in the event of a change in control without termination of such executive’s employment. The amount of compensation payable to each named executive officer (i) upon termination without cause before or after 12 months following a change in control, (ii) upon termination without cause or resignation for good reason upon or within 12 months following a change in control and (iii) in connection with a change of control, is shown below. The amounts shown assume that such termination or change in control, as applicable, was effective as of December 31, 2012, and thus includes amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon the occurrence of the relevant triggering event. The table below reflects the agreements with our named executive officers in place as of December 31, 2012, and does not account for Mr. Garabedian’s April 2013 amended and restated employment agreement nor Messrs. Mahatme’s and Howton’s April 2013 Senior Vice President Change in Control and Severance Agreements.

Name	Benefit (a)	Before a Change in Control or After 12 Months Following a Change in Control, Termination w/o Cause ($) (b)	Upon or Within 12 Months Following a Change in Control, Termination w/o Cause or Resignation for Good Reason ($) (c)	Change in Control ($) (1) (g)
Christopher Garabedian, President and Chief Executive Officer (2)	Cash Severance	490,000	980,000	—
	Accelerated Vesting of Equity Awards	3,448,592	6,897,184	6,897,184
	Extension of Exercise Period	431,074	862,148	—
	Total	4,369,666	8,739,332	6,897,184

Sandesh Mahatme, Senior Vice President, Chief Financial Officer	Cash Severance Accelerated Vesting of Equity Awards Extension of Exercise Period Total	— — — —	— — — —	— 487,500 — 487,500

Edward M. Kaye, M.D., Senior Vice President, Chief Medical Officer (2)	Cash Severance Accelerated Vesting of Equity Awards Extension of Exercise Period Total	364,000 1,512,341 189,043 2,065,384	728,000 3,024,682 378,085 4,130,767	— 3,024,682 — 3,024,682

David Tyronne Howton, Senior Vice President, General Counsel and Corporate Secretary	Cash Severance Accelerated Vesting of Equity Awards Extension of Exercise Period Total	— — — —	— — — —	— 292,500 — 292,500

Name	Benefit (a)	Before a Change in Control or After 12 Months Following a Change in Control, Termination w/o Cause ($) (b)	Upon or Within 12 Months Following a Change in Control, Termination w/o Cause or Resignation for Good Reason ($) (c)	Change in Control ($) (1) (g)

Michael A. Jacobsen Vice President, Finance	Cash Severance Accelerated Vesting of Equity Awards Extension of Exercise Period Total	— — — —	— — — —	— 1,502,066 — 1,502,066

Effie Toshav, Former Senior Vice President and General Counsel (3)	Cash Severance Accelerated Vesting of Equity Awards Extension of Exercise Period Total	108,016 38,874 — 146,890	— — — —	— — — —

(1)	Pursuant to the terms of our 2002 Equity Incentive Plan (“2002 Plan”), 2011 Equity Incentive Plan (“2011 Plan”) and the non-plan inducement grants in 2011 (each an “Inducement Grant”) granted to Dr. Kaye, upon the occurrence of a change in control (as separately defined in each of the 2002 Plan, the 2011 Plan and the Inducement Grant) of our company, where a successor corporation does not assume or substitute outstanding awards, all awards granted shall immediately become exercisable or shall vest without any further action or passage of time. The stated dollar amounts in this column reflect the spread value of all unvested equity awards held by each named executive officer, excluding Ms. Toshav, on December 31, 2012, assuming a stock price of $25.80 per share, the closing price of our common stock on The NASDAQ Global Market on December 31, 2012, the last trading day of our 2012 fiscal year.
(2)	Upon termination of the applicable named executive officer’s employment by us without cause (as defined in the applicable named executive officer’s employment agreement) either before a change in control or after 12 months following a change in control (as defined in the applicable named executive officer’s employment agreement), such officer is entitled to (i) continued payment of his/her base salary for 12 months from the date of termination, (ii) accelerated vesting on 50% of his/her outstanding and unvested equity awards, and (iii) an extension of the post-termination exercise period on his/her outstanding options to 180 days following the date of termination. Upon termination of the applicable named executive officer’s employment by us without cause or resignation by the applicable named executive officer for good reason (as defined in the applicable named executive officer’s employment agreement) either upon or within 12 months following a change in control, such officer is entitled to (i) continued payment of his/her base salary for 24 months from the date of termination, (ii) accelerated vesting on all of his/her outstanding and unvested equity awards, and (iii) an extension of the post-termination exercise period on his/her outstanding options to 180 days following the date of termination. The receipt of the benefits described herein is contingent upon the applicable named executive officer signing a release of claims in a form we provide.
(3)	Ms. Toshav, our former Senior Vice President and General Counsel, ceased to be an employee of our company on February 24, 2012. Her position then transferred to a consultant role effective February 26, 2012 in accordance with a separation agreement by and between Ms. Toshav and the company, with her official separation from us effective February 25, 2012. Pursuant to the terms of her separation agreement and release with us dated February 25, 2012, certain of Ms. Toshav’s options were modified to accelerate the vesting of the underlying shares and the post-termination exercise period was extended for all of Ms. Toshav’s options until December 31, 2012. The disclosed amount includes the incremental fair value attributable to these modifications was $38,874 and $108,016 attributable to consulting fees.

For a further discussion of our obligations on a change in control or termination of a named executive officer, see also the discussion above under “Post-Employment Benefits and Change in Control Arrangements for the Company’s Named Executive Officers.”

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Approval of Related Party Transactions

Pursuant to the Code of Conduct, authorization from the audit committee is required for a director or officer to enter into a related party transaction or a similar transaction which could result in a conflict of interest. Conflicts of interest are prohibited unless specifically authorized in accordance with the Code of Conduct. We are not aware of any related party transactions during the last fiscal year that would require disclosure.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and section 16 officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of ownership of, and transactions in, our securities with the Securities and Exchange Commission and NASDAQ. Such directors, officers, and 10% shareholders are also required to furnish us with copies of all Section 16(a) forms that they file.

Based solely on a review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during 2012, our directors, section 16 officers, and 10% shareholders complied with all Section 16(a) filing requirements applicable to them with the following exceptions: Anthony Martignetti, our Chief Accounting Officer, Corporate Controller and Principal Accounting Officer, failed to timely file his initial statement of beneficial ownership of equity securities on Form 3 and failed to timely file his annual statement on Form 5. Mr. Martignetti provided appropriate documentation, on a timely basis and as requested, to the Company regarding the foregoing filings, but due to administrative oversight, the required reports were not timely filed.

Compensation Committee Interlocks and Insider Participation

During 2012, M. Kathleen Behrens, John Hodgman, William Goolsbee and Gil Price served on our compensation committee. During 2012, no member of our compensation committee was an officer or employee or formerly an officer of our company, and no member had any relationship that would require disclosure under Item 404 of Regulation S-K of the Exchange Act. None of our executive officers has served on the board of directors or the compensation committee (or other board committee performing equivalent functions) of any other entity, one of whose executive officers served on our board of directors or on our compensation committee.

ANNUAL REPORT

A copy of our combined Annual Report to Shareholders and Annual Report on Form 10-K for the year ended December 31, 2012, will be mailed to the shareholders of record as of April 8, 2013 together with the mailing of this proxy statement. An additional copy may be obtained from our website, www.sareptatherapeutics.com, or can be furnished, without charge, to beneficial shareholders or shareholders of record upon request in writing to Investor Relations, Sarepta Therapeutics, Inc., 215 First Street, Suite 7, Cambridge, MA 02142 or by telephone to (857) 242-3700. Copies of exhibits to the Annual Report on Form 10-K are available for a nominal fee.

OTHER MATTERS

We know of no other matters to be submitted for consideration by the shareholders at the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the board of directors may recommend.

It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are therefore urged to execute and return, at your earliest convenience, the accompanying proxy card in the postage-prepaid envelope enclosed. You may also submit your proxy over the Internet or by telephone. For specific instructions, please refer to the information provided with your proxy card.

By Order of the Board of Directors,

David Tyronne Howton
Senior Vice President, General Counsel and Corporate Secretary

Cambridge, MA

April 30, 2013

Appendix A

AGREEMENT AND PLAN OF MERGER

OF SAREPTA THERAPEUTICS, INC.,

A DELAWARE CORPORATION,

AND

SAREPTA THERAPEUTICS, INC.,

AN OREGON CORPORATION

This AGREEMENT AND PLAN OF MERGER, dated as of [                    ], 2013 (this Agreement”), is between Sarepta Therapeutics, Inc., an Oregon corporation (“Sarepta Oregon”), and Sarepta Therapeutics, Inc., a Delaware corporation and wholly owned subsidiary of Sarepta Oregon (“Sarepta Delaware”). Sarepta Delaware and Sarepta Oregon are sometimes referred to herein as the “Constituent Corporations.”

RECITALS

WHEREAS, Sarepta Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has a total authorized capital stock of 53,333,333 shares, of which 50,000,000 are designated as Common Stock, par value $0.0001 per share (the “Sarepta Delaware Common Stock”), and 3,333,333 are designated as Preferred Stock, par value $0.0001 per share (the “Sarepta Delaware Preferred Stock”), and, as of the date of this Agreement, and before giving effect to the transactions contemplated hereby, [            ] shares of Sarepta Delaware Common Stock are issued and outstanding, all of which are held by Sarepta Oregon, and no shares of Sarepta Delaware Preferred Stock are issued and outstanding;

WHEREAS, Sarepta Oregon is a corporation duly organized and existing under the laws of the State of Oregon and has a total authorized capital stock of 53,333,333 shares, of which 50,000,000 are designated as Common Stock, par value $0.0001 per share (the “Sarepta Oregon Common Stock”), and 3,333,333 are designated as Preferred Stock, par value $0.0001 per share (the “Sarepta Oregon Preferred Stock”), and, as of the date of this Agreement, and before giving effect to the transactions contemplated hereby, [            ] shares of Sarepta Oregon Common Stock are issued and outstanding, and no shares of Sarepta Oregon Preferred Stock are issued and outstanding;

WHEREAS, the Board of Directors of Sarepta Oregon has determined that, for the purpose of effecting the reincorporation of Sarepta Oregon in the State of Delaware, it is advisable and in the best interests of Sarepta Oregon and its shareholders that Sarepta Oregon merge with and into Sarepta Delaware upon the terms and conditions herein provided; and

WHEREAS, the respective Boards of Directors of the Constituent Corporations, the shareholders of Sarepta Oregon and the stockholder of Sarepta Delaware have approved this Agreement and have directed that this Merger Agreement be executed by the undersigned officers.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Sarepta Delaware and Sarepta Oregon hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

I.	MERGER

1.1 Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law (the “DGCL”) and the Oregon Business Corporations Act, at the Effective Time (as hereinafter defined), Sarepta Oregon shall be merged with and into Sarepta Delaware (the “Merger”), the separate existence of Sarepta Oregon shall cease and Sarepta Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware. Sarepta Delaware shall be, and is herein sometimes referred to as, the “Surviving Corporation,” and the name of the Surviving Corporation shall be “Sarepta Therapeutics, Inc.,” a Delaware corporation.

1.2 Filing and Effectiveness. The Merger shall become effective on the date and at the time of filing a Certificate of Merger with the Secretary of State of the State of Delaware and the equivalent filing with the Secretary of State of the State of Oregon, whichever occurs later (the “Effective Time”), all after satisfaction of the requirements of the applicable laws of such states.

1.3 Effect of the Merger. Upon the Effective Time, the separate existence of Sarepta Oregon shall cease, and Sarepta Delaware, as the Surviving Corporation, shall: (i) continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date, (ii) be subject to all actions previously taken by its and Sarepta Oregon’s Boards of Directors, (iii) succeed, without other transfer, to all of the assets, rights, powers and property of Sarepta Oregon in the manner as more fully set forth in Section 259 of the DGCL, (iv) continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date, and (v) succeed, without other transfer, to all of the debts, liabilities and obligations of Sarepta Oregon in the same manner as if Sarepta Delaware had itself incurred them, all as more fully provided under the applicable provisions of the DGCL and the Oregon Business Corporation Act.

II.	CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1 Certificate of Incorporation. The Certificate of Incorporation of Sarepta Delaware as in effect immediately prior to the Effective Time shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.2 Bylaws. The Bylaws of Sarepta Delaware as in effect immediately prior to the Effective Time shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.3 Directors and Officers. The directors and officers of Sarepta Delaware immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation until their respective successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

III.	MANNER OF CONVERSION OF STOCK

3.1 Sarepta Oregon Common Stock. Upon the Effective Time, each share of Sarepta Oregon Common Stock issued and outstanding immediately prior to the Merger shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Sarepta Delaware Common Stock. No fractional share interests of Sarepta Delaware Common Stock shall be issued but shall, instead, be paid in cash or check by Sarepta Delaware to the holder of such shares in that amount equal to the fair market value of such fractional shares.

3.2 Sarepta Delaware Common Stock. Upon the Effective Time, each share of Sarepta Delaware Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Sarepta Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares, without any consideration being delivered in respect thereof.

3.3 Exchange of Certificates. After the Effective Time, each holder of an outstanding certificate representing shares of Sarepta Oregon Common Stock may, at such shareholder’s option, surrender the same for cancellation to an exchange agent designated by the Surviving Corporation (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates shares of Sarepta Oregon Common Stock outstanding immediately prior to the Effective Date shall be deemed for all purposes, from and after the Effective Date, to represent the number of shares of Sarepta Delaware Common Stock into which such shares of Sarepta Delaware Common Stock were converted in the Merger.

The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Sarepta Delaware Common Stock represented by such outstanding certificate as provided above.

Each certificate representing Sarepta Delaware Common Stock so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Sarepta Oregon so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

3.4	Sarepta Oregon Equity Incentive Plans.

(a) Upon the Effective Date, the Surviving Corporation shall assume and continue any and all stock option, stock incentive, employee benefit and other equity-based award plans heretofore adopted by Sarepta Oregon (collectively, the “Plans”). Each outstanding and unexercised option, warrant or right to purchase or receive, or security convertible into, Sarepta Oregon Common Stock shall become an option, warrant or right to purchase or receive, or security convertible into, Sarepta Delaware Common Stock on the basis of one (1) share of Sarepta Delaware Common Stock for each share of Sarepta Oregon Common Stock issuable pursuant to any such option, warrant or right to purchase or receive, or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price per share applicable to any such option, warrant or right to purchase or receive, or security convertible into, Sarepta Oregon Common Stock at the Effective Date. No other changes in the terms and conditions of such options will occur.

(b) A number of shares of Sarepta Delaware Common Stock shall be reserved for issuance under the Plans equal to the number of shares of Sarepta Oregon Common Stock so reserved immediately prior to the Effective Date.

IV.	CONDITIONS

4.1 Conditions to Sarepta Oregon’s Obligations. The obligations of Sarepta Oregon under this Merger Agreement shall be conditioned upon the occurrence of the following events:

(a) The principal terms of this Merger Agreement shall have been duly approved by the shareholders of Sarepta Oregon;

(b) Any consents, approvals or authorizations that Sarepta Oregon deems necessary or appropriate to be obtained in connection with the consummation of the Merger shall have been obtained, including, but not limited to, approvals with respect to federal and state securities laws; and

(c) The Sarepta Delaware Common Stock to be issued and reserved for issuance in connection with the Merger shall have been approved for listing by the NASDAQ Global Market.

V.	GENERAL

5.1 Covenants of Sarepta Delaware. Sarepta Delaware covenants and agrees that it will:

(a) Qualify to do business as a foreign corporation in the State of Oregon and in connection therewith irrevocably appoint an agent for service of process as required pursuant to the Oregon Business Corporation Act; and

(b) Take such other actions as may be required by the Oregon Business Corporation Act.

5.2 Further Assurances. From time to time, as and when required by Sarepta Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Sarepta Oregon such deeds and other instruments, and there shall be taken or caused to be taken by Sarepta Delaware and Sarepta Oregon such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Sarepta Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Sarepta Oregon and otherwise to carry out the purposes of this Agreement, and the officers and directors of Sarepta Delaware are fully authorized in the name and on behalf of Sarepta Oregon or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

5.3 Abandonment. At any time before the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Sarepta Oregon or of Sarepta Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of Sarepta Oregon.

5.4 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders or shareholders of either Constituent Corporation shall not: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

5.5 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the Oregon Business Corporation Act.

5.6 Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement, having first been approved by resolutions of the Boards of Directors of Sarepta Therapeutics, Inc., a Delaware corporation, and Sarepta Therapeutics, Inc., an Oregon corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

Sarepta Therapeutics, Inc., a Delaware corporation

By:
Name:	Christopher Garabedian
Title:	President and Chief Executive Officer

Sarepta Therapeutics, Inc., an Oregon corporation

By:
Name:	Christopher Garabedian
Title:	President and Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

Appendix B

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

SAREPTA THERAPEUTICS, INC.

(a Delaware corporation)

ARTICLE I

The name of the corporation is Sarepta Therapeutics, Inc. (the “Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is [                ], [                ], in the City of [                ], County of [                ]. The name of its registered agent at such address is [            ].

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”).

ARTICLE IV

A. This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that the Corporation is authorized to issue is Fifty Three Million (53,000,000) shares, consisting of Fifty Million (50,000,000) shares of which shall be Common Stock and Three Million Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three (3,333,333) shares of which shall be Preferred Stock. The Common Stock shall have a par value of $0.0001 per share and the Preferred Stock shall have a par value of $0.0001 per share.

B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board of Directors”) is hereby authorized, by filing a certificate (a “Certificate of Designation”) pursuant to the Delaware General Corporation Law, to fix or alter from time to time the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions of any wholly unissued series of Preferred Stock, and to establish from time to time the number of shares constituting any such series or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

ARTICLE V

For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

A. (1) The management of the business and the conduct of the affairs of the Corporation shall be vested in the Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed exclusively by one or more resolutions adopted from time to time by the Board of Directors.

(2) When there are six or more positions on the Board of Directors, those positions shall be divided into two equal or nearly equal classes, denoted Class I and Class II. In even years, stockholders will elect directors to fill all Class I positions and in odd years stockholders will elect directors to fill all Class II positions.

Notwithstanding the foregoing provisions of this Article V(A), each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

(3) The Board of Directors or any individual director may be removed from office at any time with cause by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of voting stock of the Corporation entitled to vote at an election of directors (the “Voting Stock”). The Board of Directors or any individual director may not be removed from office without cause.

(4) Any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, except as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified.

B. (1) Subject to Article X of the Bylaws, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal Bylaws of the Corporation. Notwithstanding the foregoing, the Bylaws of the Corporation may be rescinded, altered, amended or repealed in any respect by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all the then-outstanding shares of the Voting Stock.

(2) The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

(3) Subject to the rights of the holders of any series of Preferred Stock or any other class of stock or series thereof having a preference over the Common Stock as to dividends or upon liquidation, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of the Corporation, and the taking of any action by written consent of the stockholders in lieu of a meeting of the stockholders is specifically denied.

(4) Special meetings of the stockholders of the Corporation may be called at any time by the president or the Board of Directors. A special meeting of the stockholders may be called by the president (or in the event of absence, incapacity or refusal of the president, by the secretary or any other officer) at the request of the holders of not less than one-tenth of all the outstanding shares of the Corporation entitled to vote at the meeting. The requesting stockholders shall sign, date and deliver to the secretary a written demand describing the purpose or purposes for holding the special meeting. No business may be transacted at such special meeting other than the business specified in such notice to stockholders.

(5) Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

ARTICLE VI

A. To the maximum extent permitted by the Delaware General Corporation Law, as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article VI to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law as so amended.

B. The Corporation may indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director, officer, employee or agent of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director, officer, employee or agent at the request of the Corporation or any predecessor to the Corporation.

C. Neither any amendment nor repeal of this Article VI, nor the adoption of any provision of the Corporation’s certificate of incorporation inconsistent with this Article VI, shall eliminate or reduce the effect of this Article VI in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VI, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE VII

The Corporation elects to be governed by Section 203 of the Delaware General Corporation Law (or any successor provision thereto).

ARTICLE VIII

The Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the Delaware General Corporation Law or this Certificate of Incorporation or the Bylaws of the Corporation, or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine.

ARTICLE IX

Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law, this Certificate of Incorporation or any Certificate of Designation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the Voting Stock, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI, VII and VIII.

ARTICLE X

This Certificate of Incorporation shall be effective as of [                    ], 2013.

* * * *

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Incorporation on this [    ] day of [            ], 2013.

Christopher Garabedian
President and Chief Executive Officer

[Signature Page to Sarepta Therapeutics, Inc. Certificate of Incorporation]

Appendix C

BYLAWS OF

SAREPTA THERAPEUTICS, INC.

(a Delaware corporation)

(continued)

BYLAWS OF

SAREPTA THERAPEUTICS, INC.

ARTICLE I — CORPORATE OFFICES

1.1 REGISTERED OFFICE.

The registered office of Sarepta Therapeutics, Inc. (the “Corporation”) shall be fixed in the Corporation’s certificate of incorporation, as the same may be amended from time to time (the “certificate of incorporation”).

1.2 OTHER OFFICES.

The Corporation’s board of directors (the “Board”) may at any time establish other offices at any place or places where the Corporation is qualified to do business.

ARTICLE II — MEETINGS OF STOCKHOLDERS

2.1 PLACE OF MEETINGS.

Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the General Corporation Law of the State of Delaware (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office.

2.2 ANNUAL MEETING.

The Board shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected and other proper business properly brought before the meeting in accordance with Section 2.4 may be transacted.

2.3 SPECIAL MEETING.

A special meeting of the stockholders may be called at any time by the president or the Board. A special meeting of the stockholders may be called by the president (or in the event of absence, incapacity or refusal of the president, by the secretary or any other officer) at the request of the holders of not less than one-tenth of all the outstanding shares of the Corporation entitled to vote at the meeting. The requesting stockholders shall sign, date and deliver to the secretary a written demand describing the purpose or purposes for holding the special meeting.

No business may be transacted at such special meeting other than the business specified in such notice to stockholders. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board may be held.

2.4 ADVANCE NOTICE PROCEDURES FOR BUSINESS BROUGHT BEFORE A MEETING.

(i) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in a notice of meeting given by or at the direction of the Board, (b) if not specified in a notice of meeting, otherwise brought before the meeting by or at the direction of the Board or the chairperson of the Board, or (c) otherwise properly brought before the meeting by a stockholder present in person who (A)(1) was a beneficial owner of shares of the Corporation both at the time of giving the notice provided for in this Section 2.4 and at the time of the meeting, (2) is entitled to vote at the meeting and (3) has complied with this Section 2.4 in all applicable respects, or (B) properly made such proposal in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”). The foregoing clause (c) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. The only matters that may be brought before a special meeting are the matters specified in the notice of meeting given by or at the direction of the person calling the meeting pursuant to Section 2.3 of these bylaws, and stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders. For purposes of this Section 2.4, “present in person” shall mean that the stockholder proposing that the business be brought before the annual meeting of the Corporation, or, if the proposing stockholder is not an individual, a qualified representative of such proposing stockholder, appear at such annual meeting. A “qualified representative” of such proposing stockholder shall be, if such proposing stockholder is (x) a general or limited partnership, any general partner or person who functions as a general partner of the general or limited partnership or who controls the general or limited partnership, (y) a corporation or a limited liability company, any officer or person who functions as an officer of the corporation or limited liability company or any officer, director, general partner or person who functions as an officer, director or general partner of any entity ultimately in control of the corporation or limited liability company or (z) a trust, any trustee of such trust. Stockholders seeking to nominate persons for election to the Board must comply with Section 2.5 of these bylaws, and this Section 2.4 shall not be applicable to nominations except as expressly provided in Section 2.5 of these bylaws.

(ii) Without qualification, for business to be properly brought before an annual meeting by a stockholder, the stockholder must (a) provide Timely Notice (as defined below) thereof in writing and in proper form to the Secretary of the Corporation and (b) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.4. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made (such notice within such time periods, “Timely Notice”). In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of Timely Notice as described above.

(iii) To be in proper form for purposes of this Section 2.4, a stockholder’s notice to the Secretary shall set forth:

(a) As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records); and (B) the class or series and number of shares of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future (the disclosures to be made pursuant to the foregoing clauses (A) and (B) are referred to as “Stockholder Information”);

(b) As to each Proposing Person, (A) the full notional amount of any securities that, directly or indirectly, underlie any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) (“Synthetic Equity Position”) and that is, directly or indirectly, held or maintained by such Proposing Person with respect to any shares of any class or series of shares of the Corporation; provided that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Proposing Person satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d-1(b)(1)(ii)(E)) shall not be deemed to hold or maintain the notional amount of any securities that underlie a Synthetic Equity Position held by such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person’s business as a derivatives dealer, (B) any rights to dividends on the shares of any class or series of shares of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (C)(x) if such Proposing Person is (i) a general or limited partnership, syndicate or other group, the identity of each general partner and each person who functions as a general partner of the general or limited partnership, each member of the syndicate or group and each person controlling the general partner or member, (ii) a corporation or a limited liability company, the identity of each officer and each person who functions as an officer of the corporation or limited liability company, each person controlling the corporation or limited liability company and each officer, director, general partner and person who functions as an officer, director or general partner of any entity ultimately in control of the corporation or limited liability company or (iii) a trust, any trustee of such trust (each such person or persons set forth in the preceding clauses (i), (ii) and (iii), a “Responsible Person”), any fiduciary duties owed by such Responsible Person to the equity holders or other beneficiaries of such Proposing Person and any material interests or relationships of such Responsible Person that are not shared generally by other record or beneficial holders of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, and (y) if such Proposing Person is a natural person, any material interests or relationships of such natural person that are not shared generally by other record or beneficial holders of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, (D) any material shares or any Synthetic Equity Position in any principal competitor of the Corporation in any principal industry of the Corporation held by such Proposing Persons, (E) a summary of any material discussions regarding the business proposed to be brought before the meeting (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other record or beneficial holder of the shares of any class or series of the Corporation (including their names), (F) any material pending or threatened legal proceeding in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation, (G) any other material relationship between such Proposing Person, on the one hand, and the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation, on the other hand, (H) any direct or indirect material interest in any material contract or agreement of such Proposing Person with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement) and (I) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (A) through (I) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner; and

(c) As to each item of business that the stockholder proposes to bring before the annual meeting, (A) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws of the Corporation, the language of the proposed amendment), (C) a reasonably detailed description of all agreements, arrangements and understandings between or among any of the Proposing Persons or between or among any Proposing Person and any other person or entity (including their names) in connection with the proposal of such business by such stockholder and (D) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this Section 2.4(iii) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner.

(iv) For purposes of this Section 2.4, the term “Proposing Person” shall mean (a) the stockholder providing the notice of business proposed to be brought before an annual meeting, (b) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made and (c) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation or associate (within the meaning of Rule 12b-2 under the Exchange Act for the purposes of these bylaws) of such stockholder or beneficial owner.

(v) A Proposing Person shall update and supplement its notice to the Corporation of its intent to propose business at an annual meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.4 shall be true and correct as of the record date for notice of the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for notice of the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

(vi) Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at an annual meeting that is not properly brought before the meeting in accordance with this Section 2.4. The presiding officer of the meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Section 2.4, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(vii) This Section 2.4 is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders, other than any proposal made in accordance with Rule 14a-8 under the Exchange Act and included in the Corporation’s proxy statement. In addition to the requirements of this Section 2.4 with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. Nothing in this Section 2.4 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(viii) For purposes of these bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

2.5 ADVANCE NOTICE PROCEDURES FOR NOMINATIONS OF DIRECTORS.

(i) Nominations of any person for election to the Board at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (a) by or at the direction of the Board, including by any committee or persons authorized to do so by the Board or these bylaws, or (b) by a stockholder present in person (A) who was a beneficial owner of shares of the Corporation both at the time of giving the notice provided for in this Section 2.5 and at the time of the meeting, (B) is entitled to vote at the meeting and (C) has complied with this Section 2.5 as to such notice and nomination. The foregoing clause (b) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting or special meeting. For purposes of this Section 2.5, “present in person” shall mean that the stockholder proposing that the business be brought before the meeting of the Corporation, or, if the proposing stockholder is not an individual, a qualified representative of such stockholder, appear at such meeting. A “qualified representative” of such proposing stockholder shall be, if such proposing stockholder is (x) a general or limited partnership, any general partner or person who functions as a general partner of the general or limited partnership or who controls the general or limited partnership, (y) a corporation or a limited liability company, any officer or person who functions as an officer of the corporation or limited liability company or any officer, director, general partner or person who functions as an officer, director or general partner of any entity ultimately in control of the corporation or limited liability company or (z) a trust, any trustee of such trust.

(ii) Without qualification, for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting, the stockholder must (a) provide Timely Notice (as defined in Section 2.4(ii) of these bylaws) thereof in writing and in proper form to the Secretary of the Corporation, (b) provide the information with respect to such stockholder and its proposed nominee as required by this Section 2.5, and (c) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. Without qualification, if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting, then for a stockholder to make any nomination of a person or persons for election to the Board at a special meeting, the stockholder must (a) provide timely notice thereof in writing and in proper form to the Secretary of the Corporation at the principal executive offices of the Corporation, (b) provide the information with respect to such stockholder and its proposed nominee as required by this Section 2.5, and (c) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. To be timely, a stockholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the ninetieth (90th) day prior to such special meeting or, if later, the tenth (10th) day following the day on which public disclosure (as defined in Section 2.4(ix) of these bylaws) of the date of such special meeting was first made. In no event shall any adjournment or postponement of an annual meeting or special meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.

(iii) To be in proper form for purposes of this Section 2.5, a stockholder’s notice to the Secretary shall set forth:

(a) As to each Nominating Person (as defined below), the Stockholder Information (as defined in Section 2.4(iii)(a) of these bylaws) except that for purposes of this Section 2.5, the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(iii)(a);

(b) As to each Nominating Person, any Disclosable Interests (as defined in Section 2.4(iii)(b), except that for purposes of this Section 2.5 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(iii)(b) and the disclosure with respect to the business to be brought before the meeting in Section 2.4(iii)(b) shall be made with respect to the election of directors at the meeting);

(c) As to each person whom a Nominating Person proposes to nominate for election as a director, (A) all information with respect to such proposed nominee that would be required to be set forth in a stockholder’s notice pursuant to this Section 2.5 if such proposed nominee were a Nominating Person, (B) all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (C) a description of any direct or indirect material interest in any material contract or agreement between or among any Nominating Person, on the one hand, and each proposed nominee or his or her respective associates or any other participants in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant (the disclosures to be made pursuant to the foregoing clauses (A) through (C) are referred to as “Nominee Information”), and (D) a completed and signed questionnaire, representation and agreement as provided in Section 2.5(vi); and

(d) The Corporation may require any proposed nominee to furnish such other information (A) as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation in accordance with the Corporation’s Corporate Governance Guidelines or (B) that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee.

(iv) For purposes of this Section 2.5, the term “Nominating Person” shall mean (a) the stockholder providing the notice of the nomination proposed to be made at the meeting, (b) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made and (c) any associate of such stockholder or beneficial owner or any other participant in such solicitation.

(v) A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.5 shall be true and correct as of the record date for notice of the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for notice of the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

(vi) To be eligible to be a nominee for election as a director of the Corporation at an annual or special meeting, the proposed nominee must be nominated in the manner prescribed in Section 2.5 and must deliver (in accordance with the time period prescribed for delivery in a notice to such proposed nominee given by or on behalf of the Board), to the Secretary at the principal executive offices of the Corporation, (a) a completed written questionnaire (in a form provided by the Corporation) with respect to the background, qualifications, stock ownership and independence of such proposed nominee and (b) a written representation and agreement (in form provided by the Corporation) that such proposed nominee (A) is not and, if elected as a director during his or her term of office, will not become a party to (1) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) or (2) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (B) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation or reimbursement for service as a director and (C) if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Corporation applicable to directors and in effect during such person’s term in office as a director (and, if requested by any proposed nominee, the Secretary of the Corporation shall provide to such proposed nominee all such policies and guidelines then in effect).

(vii) In addition to the requirements of this Section 2.5 with respect to any nomination proposed to be made at a meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations.

(viii) No proposed nominee shall be eligible for nomination as a director of the Corporation unless such proposed nominee and the Nominating Person seeking to place such proposed nominee’s name in nomination have complied with this Section 2.5, as applicable. The presiding officer at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with this Section 2.5, and if he or she should so determine, he or she shall so declare such determination to the meeting, the defective nomination shall be disregarded and any ballots cast for the proposed nominee in question (but in the case of any form of ballot listing other qualified nominees, only the ballots case for the nominee in question) shall be void and of no force or effect.

2.6 NOTICE OF STOCKHOLDERS’ MEETINGS.

Unless otherwise provided by law, the certificate of incorporation or these bylaws, the notice of any meeting of stockholders shall be sent or otherwise given in accordance with either Section 2.7 or Section 8.1 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, if any, date and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

2.7 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.

Notice of any meeting of stockholders shall be deemed given:

(i) if mailed, when deposited in the U.S. mail, postage prepaid, directed to the stockholder at his or her address as it appears on the Corporation’s records; or

(ii) if electronically transmitted as provided in Section 8.1 of these bylaws.

An affidavit of the secretary or an assistant secretary of the Corporation or of the transfer agent or any other agent of the Corporation that the notice has been given by mail or by a form of electronic transmission, as applicable, shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

2.8 QUORUM.

Unless otherwise provided by law, the certificate of incorporation or these bylaws, the holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. If, however, a quorum is not present or represented at any meeting of the stockholders, then either (i) the chairperson of the meeting or (ii) a majority in voting power of the stockholders entitled to vote at the meeting, present in person, or by remote communication, if applicable, or represented by proxy, shall have power to adjourn the meeting from time to time in the manner provided in Section 2.9 of these bylaws until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.9 ADJOURNED MEETING; NOTICE.

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.10 CONDUCT OF BUSINESS.

The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business.

2.11 VOTING.

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.13 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to one (1) vote for each share of capital stock held by such stockholder.

At all duly called or convened meetings of stockholders, at which a quorum is present, for the election of directors, a plurality of the votes cast shall be sufficient to elect a director. Except as otherwise provided by the certificate of incorporation, these bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, all other elections and questions presented to the stockholders at a duly called or convened meeting, at which a quorum is present, shall be decided by the majority of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) and shall be valid and binding upon the Corporation.

2.12 STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

Subject to the rights of the holders of the shares of any series of Preferred Stock or any other class of stock or series thereof having a preference over the Common Stock as to dividends or upon liquidation, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

2.13 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS.

In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other such action.

If the Board does not so fix a record date:

(i) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(ii) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

2.14 PROXIES.

Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL. A proxy may be in the form of a telegram, cablegram or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram or other means of electronic transmission was authorized by the stockholder.

2.15 LIST OF STOCKHOLDERS ENTITLED TO VOTE.

The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal executive office. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

2.16 INSPECTORS OF ELECTION.

Before any meeting of stockholders, the Board shall appoint an inspector or inspectors of election to act at the meeting or its adjournment and make a written report thereof. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairperson of the meeting may, and upon the request of any stockholder or a stockholder’s proxy shall, appoint a person to fill that vacancy.

Such inspectors shall:

(i) determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(ii) receive votes or ballots;

(iii) hear and determine all challenges and questions in any way arising in connection with the right to vote;

(iv) count and tabulate all votes;

(v) determine when the polls shall close;

(vi) determine the result; and

(vii) do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

ARTICLE III — DIRECTORS

3.1 POWERS.

Subject to the provisions of the DGCL and any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board.

3.2 NUMBER OF DIRECTORS.

The authorized number of directors shall be determined from time to time by resolution of the Board, provided the Board shall consist of a minimum of one (1) and a maximum of seven (7) members. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3 ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS.

Except as provided in Section 3.4 of these bylaws, each director, including a director elected to fill a vacancy, shall hold office for two (2) years beginning at the time of their formal qualification in the year of their election until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws. The certificate of incorporation or these bylaws may prescribe other qualifications for directors.

3.4 RESIGNATION AND VACANCIES.

Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

Unless otherwise provided in the certificate of incorporation or these bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under these bylaws in the case of the death, removal or resignation of any director.

3.5 PLACE OF MEETINGS; MEETINGS BY TELEPHONE.

The Board may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this bylaw shall constitute presence in person at the meeting.

3.6 REGULAR MEETINGS.

Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

3.7 SPECIAL MEETINGS; NOTICE.

Special meetings of the Board for any purpose or purposes may be called at any time by the chairperson of the Board, the president, the secretary or a majority of the authorized number of directors.

Notice of the time and place of special meetings shall be:

(i) delivered personally by hand, by courier or by telephone;

(ii) sent by U.S. first-class mail, postage prepaid;

(iii) sent by facsimile; or

(iv) sent by electronic mail,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the Corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least forty-eight (48) hours before the time of the holding of the meeting. If the notice is sent by U.S. mail, it shall be deposited in the U.S. mail at least four (4) days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.

3.8 QUORUM.

At all meetings of the Board, a majority of the authorized number of directors shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

3.9 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.10 FEES AND COMPENSATION OF DIRECTORS.

Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board shall have the authority to fix the compensation of directors.

3.11 REMOVAL OF DIRECTORS.

Except as otherwise provided by the DGCL, the Board of Directors or any individual director may be removed from office at any time with cause by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of voting stock of the Corporation entitled to vote at an election of directors (the “Voting Stock”). The Board of Directors or any individual director may not be removed from office without cause.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

ARTICLE IV — COMMITTEES

4.1 COMMITTEES OF DIRECTORS.

The Board may designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the Corporation. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the Corporation.

4.2 COMMITTEE MINUTES.

Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

4.3 MEETINGS AND ACTION OF COMMITTEES.

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i) Section 3.5 (place of meetings and meetings by telephone);

(ii) Section 3.6 (regular meetings);

(iii) Section 3.7 (special meetings and notice);

(iv) Section 3.8 (quorum);

(v) Section 7.12 (waiver of notice); and

(vi) Section 3.9 (action without a meeting),

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members. However:

(i) the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

(ii) special meetings of committees may also be called by resolution of the Board; and

(iii) notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

ARTICLE V — OFFICERS

5.1 OFFICERS.

The officers of the Corporation shall be a president and a secretary. Such other officers and assistant officers as are deemed necessary or desirable may be appointed by the Board and shall have such powers and duties prescribed by the Board or the officer authorized by the Board to prescribe the duties of other officers. A duly appointed officer may appoint one or more officers or assistant officers if such appointment is authorized by the Board. Any two or more offices may be held by the same person.

5.2 APPOINTMENT OF OFFICERS.

The officers of the Corporation shall be appointed annually by the Board at the first meeting of the Board held after the annual meeting of the stockholders. If the officers hall not be appointed at the meeting, a meeting shall be held as soon thereafter as is convenient for such appointment of officers. Each officer shall hold until a successor shall have been duly appointed and qualified or until the officer’s death, resignation or removal.

5.3 SUBORDINATE OFFICERS.

The Board may appoint, or empower the president to appoint such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.

5.4 REMOVAL AND RESIGNATION OF OFFICERS.

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

5.5 VACANCIES IN OFFICES.

Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Section 5.2.

5.6 REPRESENTATION OF SHARES OF OTHER CORPORATIONS.

The chairperson of the Board, the president, any vice president, the treasurer, the secretary or assistant secretary of this Corporation, or any other person authorized by the Board or the president or a vice president, is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7 AUTHORITY AND DUTIES OF OFFICERS.

All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board or the stockholders and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

ARTICLE VI — RECORDS AND REPORTS

6.1 MAINTENANCE AND INSPECTION OF RECORDS.

The Corporation shall, either at its principal executive office or at such place or places as designated by the Board, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books and other records.

Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation’s stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent so to act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in Delaware or at its principal executive office.

6.2 INSPECTION BY DIRECTORS.

Any director shall have the right to examine the Corporation’s stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the Corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

ARTICLE VII — GENERAL MATTERS

7.1 EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS.

The Board, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

7.2 STOCK CERTIFICATES; PARTLY PAID SHARES.

The shares of the Corporation shall be represented by certificates or shall be uncertificated. Certificates for the shares of stock, if any, shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock represented by a certificate shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairperson or vice-chairperson of the Board, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

7.3 SPECIAL DESIGNATION ON CERTIFICATES.

If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

7.4 LOST CERTIFICATES.

Except as provided in this Section 7.4, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

7.5 CONSTRUCTION; DEFINITIONS.

Unless the context requires otherwise, the general provisions, rules of construction and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

7.6 DIVIDENDS.

The Board, subject to any restrictions contained in either (i) the DGCL or (ii) the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock.

The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

7.7 FISCAL YEAR.

The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

7.8 SEAL.

The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

7.9 TRANSFER OF STOCK.

Shares of the Corporation shall be transferable in the manner prescribed by law and in these bylaws. Shares of stock of the Corporation shall be transferred on the books of the Corporation only by the holder of record thereof or by such holder’s attorney duly authorized in writing, upon surrender to the Corporation of the certificate or certificates representing such shares endorsed by the appropriate person or persons (or by delivery of duly executed instructions with respect to uncertificated shares), with such evidence of the authenticity of such endorsement or execution, transfer, authorization and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer stamps. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing the names of the persons from and to whom it was transferred.

7.10 STOCK TRANSFER AGREEMENTS.

The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

7.11 REGISTERED STOCKHOLDERS.

The Corporation:

(i) shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;

(ii) shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares; and

(iii) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

7.12 WAIVER OF NOTICE.

Whenever notice is required to be given under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

ARTICLE VIII — NOTICE BY ELECTRONIC TRANSMISSION

8.1 NOTICE BY ELECTRONIC TRANSMISSION.

Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the certificate of incorporation or these bylaws, any notice to stockholders given by the Corporation under any provision of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if:

(i) the Corporation is unable to deliver by electronic transmission two (2) consecutive notices given by the Corporation in accordance with such consent; and

(ii) such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iv) if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

8.2 DEFINITION OF ELECTRONIC TRANSMISSION.

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

ARTICLE IX — INDEMNIFICATION

9.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS.

The Corporation shall indemnify and hold harmless, to the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, any director or officer of the Corporation who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such person in connection with any such Proceeding. Notwithstanding the preceding sentence, except as otherwise provided in Section 9.4, the Corporation shall be required to indemnify a person in connection with a Proceeding initiated by such person only if the Proceeding was authorized in the specific case by the Board.

9.2 INDEMNIFICATION OF OTHERS.

The Corporation shall have the power to indemnify and hold harmless, to the extent permitted by applicable law as it presently exists or may hereafter be amended, any employee or agent of the Corporation who was or is made or is threatened to be made a party or is otherwise involved in any Proceeding by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such Proceeding.

9.3 PREPAYMENT OF EXPENSES.

The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by any officer or director of the Corporation, and may pay the expenses incurred by any employee or agent of the Corporation, in defending any Proceeding in advance of its final disposition; provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under this Article IX or otherwise.

9.4 DETERMINATION; CLAIM.

If a claim for indemnification (following the final disposition of such Proceeding) or advancement of expenses under this Article IX is not paid in full within sixty (60) days after a written claim therefor has been received by the Corporation the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

9.5 NON-EXCLUSIVITY OF RIGHTS.

The rights conferred on any person by this Article IX shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the certificate of incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

9.6 INSURANCE.

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust enterprise or non-profit entity against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the DGCL.

9.7 OTHER INDEMNIFICATION.

The Corporation’s obligation, if any, to indemnify or advance expenses to any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

9.8 CONTINUATION OF INDEMNIFICATION.

The rights to indemnification and to prepayment of expenses provided by, or granted pursuant to, this Article IX shall continue notwithstanding that the person has ceased to be a director or officer of the Corporation and shall inure to the benefit of the estate, heirs, executors, administrators, legatees and distributees of such person.

9.9 AMENDMENT OR REPEAL.

The provisions of this Article IX shall constitute a contract between the Corporation, on the one hand, and, on the other hand, each individual who serves or has served as a director or officer of the Corporation (whether before or after the adoption of these bylaws), in consideration of such person’s performance of such services, and pursuant to this Article IX the Corporation intends to be legally bound to each such current or former director or officer of the Corporation. With respect to current and former directors and officers of the Corporation, the rights conferred under this Article IX are present contractual rights and such rights are fully vested, and shall be deemed to have vested fully, immediately upon adoption of theses bylaws. With respect to any directors or officers of the Corporation who commence service following adoption of these bylaws, the rights conferred under this provision shall be present contractual rights and such rights shall fully vest, and be deemed to have vested fully, immediately upon such director or officer commencing service as a director or officer of the Corporation. Any repeal or modification of the foregoing provisions of this Article IX shall not adversely affect any right or protection (i) hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification or (ii) under any agreement providing for indemnification or advancement of expenses to an officer or director of the Corporation in effect prior to the time of such repeal or modification.

ARTICLE X — AMENDMENTS

Subject to the limitations set forth in Section 9.9 of these bylaws or the provisions of the certificate of incorporation, the Board is expressly empowered to adopt, amend or repeal the bylaws of the Corporation. Any adoption, amendment or repeal of the bylaws of the Corporation by the Board shall require the approval of a majority of the authorized number of directors. The stockholders also shall have power to adopt, amend or repeal the bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the certificate of incorporation, such action by stockholders shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the corporation entitled to vote at an election of directors.

SAREPTA THERAPEUTICS, INC.

CERTIFICATE OF BYLAWS

The undersigned hereby certifies that he is the duly elected, qualified, and acting Secretary of Sarepta Therapeutics, Inc., a Delaware corporation, and that the foregoing bylaws were approved on [                    ] by the Corporation’s board of directors.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this     day of [                    ], 2013.

David Tyronne Howton
Senior Vice President, General Counsel and Corporate Secretary

Appendix D

SAREPTA THERAPEUTICS, INC.

AMENDED AND RESTATED 2011 EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan, as amended and restated herein, are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentives to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units and Performance Shares.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

(c) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(d) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

(e) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f) “Award Transfer Program” means any program instituted by the Administrator that would permit Participants the opportunity to transfer for value any outstanding Awards to a financial institution or other person or entity approved by the Administrator.

(g) “Board” means the Board of Directors of the Company.

(h) “Change in Control” means the occurrence of any of the following events:

(i) Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; or

(ii) Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s shareholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction shall not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction shall not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that shall be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(i) “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or Treasury Regulation thereunder will include such section or regulation, any valid regulation or other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(j) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(k) “Common Stock” means the common stock of the Company.

(l) “Company” means Sarepta Therapeutics, Inc., an Oregon corporation, or any successor thereto.

(m) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or a Subsidiary to render services to such entity other than as an Employee.

(n) “Determination Date” means the latest possible date that will not jeopardize the qualification of an Award granted under the Plan as “performance-based compensation” under Section 162(m) of the Code.

(o) “Director” means a member of the Board.

(p) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(q) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have higher or lower exercise prices and different terms), Awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer for value any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced or increased. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(t) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Market, the Nasdaq Global Select Market or the Nasdaq Capital Market, its Fair Market Value shall be the closing sales price for such stock (or, if no closing sales price was reported on that date, as applicable, on the last trading date such closing sales price is reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks are reported); or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

(u) “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.

(v) “Fiscal Year” means the fiscal year of the Company.

(w) “Full Value Award” shall mean any Award, other than an Option or a Stock Appreciation Right, that is settled by the issuance of Shares.

(x) “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(y) “Inside Director” means a Director who is an Employee.

(z) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(aa) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(bb) “Option” means a stock option granted pursuant to the Plan.

(cc) “Outside Director” means a Director who is not an Employee.

(dd) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ee) “Participant” means the holder of an outstanding Award.

(ff) “Performance Goals” will have the meaning set forth in Section 11 of the Plan.

(gg) “Performance Period” means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

(hh) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

(ii) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

(jj) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(kk) “Plan” means this Amended and Restated 2011 Equity Incentive Plan, as may be amended from time to time.

(ll) “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

(mm) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(nn) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(oo) “Service Provider” means an Employee, Director or Consultant.

(pp) “Share” means a share of the Common Stock, as adjusted in accordance with Section 15(a) of the Plan.

(qq) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(rr) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan. Subject to the provisions of Section 15(a) of the Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan is 4,536,903 Shares, plus (i) any Shares which have been reserved but not issued pursuant to any awards granted under the Company’s 2002 Equity Incentive Plan (the “2002 Plan”) as of June 13, 2011 (up to a maximum of 2,072,457 Shares), and (ii) any Shares subject to stock options or similar awards granted under 2002 Plan that expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the 2002 Plan that are forfeited to or repurchased by the Company at the original issuance price (up to a maximum of 11,086,073 Shares); provided, however, that such aggregate number of Shares available for issuance under the Plan shall be reduced by 1.41 shares for each Share delivered in settlement of any Full Value Award and, provided further, that no more than 25,000,000 Shares may be issued upon the exercise of Incentive Stock Options. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b) Lapsing Awards. If any Shares subject to an Award that is not a Full Value Award are forfeited, expire, are surrendered pursuant to an Exchange Program or such Award is settled for cash (in whole or in part), the Shares subject to such Award shall, to the extent of such forfeiture, expiration, surrender pursuant to an Exchange Program or cash settlement, again be available for future grants of Awards under the Plan. To the extent that a Full Value Award is forfeited, expires, is surrendered pursuant to an Exchange Program or such Full Value Award is settled for cash (in whole or in part), the Shares available under the Plan shall be increased by 1.41 Shares subject to such Full Value Award that is forfeited, expired, surrendered pursuant to an Exchange Program or settled in cash. Notwithstanding anything to the contrary herein, with respect to Stock Appreciation Rights, all Shares subject to a Stock Appreciation Right will cease to be available under the Plan, other than Shares forfeited due to failure to vest which will become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company at the original issuance price or are forfeited to the Company due to failure to vest, such Shares will become available for future grant under the Plan. Shares used to pay the exercise or purchase price of an Award and/or to satisfy the tax withholding obligations related to an Option or Stock Appreciation Right will not become available for future grant or sale under the Plan. Shares used to satisfy the tax withholding obligations related to an Award other than an Option or Stock Appreciation Right will become available for future grant or sale under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 15(a), the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan under this Section 3(b).

(c) Full Value Award Vesting Limitations. Notwithstanding any other provision of the Plan to the contrary, Full Value Awards made to Employees or Consultants shall become vested over a period of not less than three years (or, in the case of vesting based upon the attainment of Performance Goals or other performance-based objectives, over a period of not less than one year measured from the commencement of the period over which performance is evaluated) following the date the Award is made; provided, however, that, notwithstanding the foregoing, (a) the Administrator may provide that such vesting restrictions may lapse or be waived upon the

Participant’s disability, retirement or termination of employment or a Change in Control, (b) such vesting restrictions shall lapse upon the Participant’s death while providing services to the Company, and (c) Full Value Awards that result in the issuance of an aggregate of up to 10% of the shares of Common Stock available pursuant to Section 3(a) may be granted to any one or more Participants without respect to such minimum vesting provisions.

(d) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two (2) or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi) to determine the terms and conditions of any, and to institute any Exchange Program, subject to Section 4(e);

(vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

(ix) to modify or amend each Award (subject to Section(s) 4(e)(i) and 20(c) of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(b) regarding Incentive Stock Options);

(x) to allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 16;

(xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award pursuant to such procedures as the Administrator may determine; and

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

(d) No Liability. Under no circumstances shall the Company, its Affiliates, the Administrator, or the Board incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Company’s, its Affiliates’, the Administrator’s or the Board’s roles in connection with the Plan.

(e) Limitations.

(i) Prohibition Against Repricing. Notwithstanding Section 4(b)(ix), the Administrator may not modify or amend an Option or Stock Appreciation Right to reduce the exercise price of such Option or Stock Appreciation Right after it has been granted (except for adjustments made pursuant to Section 15), and neither may the Administrator cancel any outstanding Option or Stock Appreciation Right in exchange for cash or any other Award with a lower exercise price, unless such action is approved by shareholders prior to such action being taken. Subject to Section 15, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding Award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award.

(ii) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash an Option previously granted based on such terms and conditions as the Administrator will establish and communicate to the Participant at the time that such offer is made. Notwithstanding anything contained in this Section 4(e)(ii) to the contrary, the Administrator shall not be allowed to authorize the buyout of underwater Options or Stock Appreciation Rights without the prior consent of the Company’s shareholders.

5. Eligibility. Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, and Performance Shares may be granted to Service Providers. Incentive Stock Options may be granted only to employees of the Company or any Parent or Subsidiary of the Company.

6. Stock Options.

(a) Limitations.

(i) Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the

Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand U.S. dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(ii) The Administrator will have complete discretion to determine the number of Shares subject to an Option granted to any Participant, provided that during any Fiscal Year, no Participant will be granted an Option covering more than 500,000 Shares. Notwithstanding the limitation in the previous sentence, in connection with his or her initial service as an Employee, an Employee may be granted Options covering up to an additional 500,000 Shares. The foregoing limitations will be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 15(a).

(b) Term of Option. The term of each Option will be stated in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price and Consideration.

(i) The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an employee of the Company or any Parent or Subsidiary of the Company who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(c)(i), Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a).

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration. The Administrator will determine the acceptable form(s) of consideration for exercising an Option, including the method of payment, to the extent permitted by Applicable Laws. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration to the extent permitted by Applicable Laws may include, but is not limited to:

(1) cash;

(2) check;

(3) other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised and provided that accepting such Shares, in the sole discretion of the Administrator, will not result in any adverse accounting consequences to the Company;

(4) by net exercise;

(5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(6) a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant’s participation in any Company-sponsored deferred compensation program or arrangement;

(7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

(8) any combination of the foregoing methods of payment.

(d) Exercise of Option.

(i) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specifies from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholdings). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15(a) of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant. If a Participant dies while a Service Provider, then the vesting and exercisability of all shares subject to the Option shall be accelerated as to 100% of the Shares subject to the Option as of such Participant’s death. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(v) Other Termination. A Participant’s Award Agreement also may provide that if the exercise of the Option following the termination of Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16(b) of the Exchange Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the tenth (10th) day after the last date on which such exercise would result in such liability under Section 16(b) of the Exchange Act. Finally, a Participant’s Award Agreement may also provide that if the exercise of the Option following the termination of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option, or (B) the expiration of a period of three (3) months after the termination of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

7. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant, provided that during any Fiscal Year, no Participant will be granted Stock Appreciation Rights covering more than 500,000 Shares. Notwithstanding the limitation in the previous sentence, in connection with his or her initial service as an Employee, an Employee may be granted Stock Appreciation Rights covering up to an additional 500,000 Shares. The foregoing limitations will be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 15(a).

(c) Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan, provided, however, that the exercise price will not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing provisions of this Section 7(c), Stock Appreciation Rights may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code and the Treasury Regulations thereunder. If a Participant dies while a

Service Provider, then the vesting and exercisability of all shares subject to the Stock Appreciation Rights shall be accelerated as to 100% of the Shares subject to the Stock Appreciation Rights as of such Participant’s death.

(d) Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the acceptable forms of consideration for exercise (which may include any form of consideration permitted by Section 6(c)(iii), the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Notwithstanding the foregoing, the rules of Section 6(d) relating to exercise also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed. Notwithstanding the foregoing sentence, for restricted stock intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, during any Fiscal Year no Participant will receive more than an aggregate of 100,000 Shares of Restricted Stock. Notwithstanding the foregoing limitation, in connection with his or her initial service as an Employee, for restricted stock intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, an Employee may be granted an aggregate of up to an additional 100,000 Shares of Restricted Stock. The foregoing limitations will be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 15(a).

(c) Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its sole discretion, may reduce or waive any restrictions for such Award and may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. In addition, with respect to a share of Restricted Stock with performance-based vesting, dividends which are paid prior to vesting shall only be paid out to the Participant to the extent that the performance-based vesting conditions are subsequently satisfied and the share of Restricted Stock vests.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

(i) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

9. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units. Notwithstanding anything to the contrary in this subsection (a), for Restricted Stock Units intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, during any Fiscal Year of the Company, no Participant will receive more than an aggregate of 100,000 Restricted Stock Units. Notwithstanding the limitation in the previous sentence, for Restricted Stock Units intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, in connection with his or her initial service as an Employee, an Employee may be granted an aggregate of up to an additional 100,000 Restricted Stock Units. The foregoing limitations will be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 15(a).

(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout and may accelerate the time at which any restrictions will lapse or be removed.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement or as otherwise provided in the applicable Award Agreement or as required by Applicable Laws. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again will not reduce the number of Shares available for grant under the Plan.

(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

(f) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock Units which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

10. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant provided that during any Fiscal Year, for Performance Units or Performance Shares intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, (i) no Participant will receive Performance Units having an initial value greater than $3,250,000, and (ii) no Participant will receive more than 250,000 Performance Shares. Notwithstanding the foregoing limitation, for Performance Shares intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, in connection with his or her initial service, a Service Provider may be granted up to an additional 250,000 Performance Shares and additional Performance Units having an initial value up to $3,250,000. The foregoing limitations will be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 15(a).

(b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share and may accelerate the time at which any restrictions will lapse or be removed.

(e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period, or as otherwise provided in the applicable Award Agreement or as required by Applicable Laws. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

(g) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Performance Units/Shares as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Performance Units/Shares which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

11. Performance-Based Compensation Under Code Section 162(m).

(a) General. If the Administrator, in its discretion, decides to grant an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the provisions of this Section 11 will control over any contrary provision in the Plan; provided, however, that the Administrator may in its discretion grant Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code to such Participants that are based on Performance Goals or other specific criteria or goals but that do not satisfy the requirements of this Section 11.

(b) Performance Goals. The granting and/or vesting of Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code and may provide for a targeted level or levels of achievement (“Performance Goals”) including: (i) attainment of research and development milestones, (ii) bookings, (iii) business divestitures and acquisitions, (iv) cash flow, (v) cash position, (vi) contract awards or backlog, (vii) customer renewals, (viii) customer retention rates from an acquired company, business unit or division, (ix) earnings (which may include earnings before interest and taxes, earnings before taxes and net earnings), (x) earnings per Share, (xi) expenses, (xii) gross margin, (xiii) growth in shareholder value relative to the moving average of the S&P 500 Index or another index, (xiv) internal rate of return, (xv) market share, (xvi) net income, (xvii) net profit, (xviii) net sales, (xix) new product development, (xx) new product invention or innovation, (xxi) number of customers, (xxii) operating cash flow, (xxiii) operating expenses, (xxiv) operating income, (xxv) operating margin, (xxvi) overhead or other expense reduction, (xxvii) product defect measures, (xxviii) product release timelines, (xxix) productivity, (xxx) profit, (xxxi) return on assets, (xxxii) return on capital, (xxxiii) return on equity, (xxxiv) return on investment, (xxxv) return on sales, (xxxvi) revenue, (xxxvii) revenue growth, (xxxviii) sales results, (xxxix) sales growth, (xl) stock price, (xli) time to market, (xlii) total shareholder return, (xliii) working capital. Any criteria used may be (A) measured in absolute terms, (B) measured in terms of growth, (C) compared to another company or companies, (D) measured against the market as a whole and/or according to applicable market indices, (E) measured against the performance of the Company as a whole or a segment of the Company and/or (F) measured on a pre-tax or post-tax basis (if applicable). Further, any Performance Goals may be used to measure the performance of the Company as a whole or a business unit or other segment of the Company, or one or more product lines or specific markets and may be measured relative to a peer group or index. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Administrator will determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Participant. In all other respects, Performance Goals will be calculated in accordance with the Company’s financial statements, generally accepted accounting principles, or under a methodology established by the Administrator prior to the issuance of an Award and which is consistently applied with respect to a Performance Goal in the relevant Performance Period. The Administrator will appropriately adjust any evaluation of performance under a Performance Goal to exclude (1) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial conditions and results of operations appearing in the Company’s annual report to shareholders for the applicable year, or (2) the effect of any changes in accounting principles affecting the Company’s or a business units’ reported results. In addition, the Administrator will adjust any performance criteria, Performance Goal or other feature of an Award that relates to or is wholly or partially based on the number of, or the value of, any stock of the Company, to reflect any stock dividend or split, repurchase, recapitalization, combination, or exchange of shares or other similar changes in such stock.

(c) Procedures. To the extent necessary to comply with the performance-based compensation provisions of Section 162(m) of the Code, with respect to any Award granted subject to Performance Goals and intended to qualify as “performance-based compensation” under Section 162(m) of the Code, within the first twenty-five percent (25%) of the Performance Period, but in no event more than ninety (90) days following the commencement of any Performance Period (or such other time as may be required or permitted by Section 162(m) of the Code), the Administrator will, in writing, (i) designate one or more Participants to whom an Award will be made, (ii) select the Performance Goals applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Goals and the amounts of such Awards, as applicable, to be earned by each Participant for such Performance Period. Following the completion of each Performance Period, the Administrator will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amounts earned by a Participant, the Administrator will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period. A Participant will be eligible to receive payment pursuant to an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code for a Performance Period only if the Performance Goals for such period are achieved.

(d) Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Participant and is intended to constitute qualified performance-based compensation under Section 162(m) of the Code will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan will be deemed amended to the extent necessary to conform to such requirements.

(e) Determination of Amounts Earned. In determining the amounts earned by a Participant pursuant to an Award intended to qualified as “performance-based compensation” under Section 162(m) of the Code, the Committee will have the right to (a) reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period, (b) determine what actual Award, if any, will be paid in the event of a termination of employment as the result of a Participant’s death or disability or upon a Change in Control or in the event of a termination of employment following a Change in Control prior to the end of the Performance Period, and (c) determine what actual Award, if any, will be paid in the event of a termination of employment other than as the result of a Participant’s death or disability prior to a Change of Control and prior to the end of the Performance Period to the extent an actual Award would have otherwise been achieved had the Participant remained employed through the end of the Performance Period. A Participant will be eligible to receive payment pursuant to an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code for a Performance Period only if the Performance Goals for such period are achieved.

12. Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

13. Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise and except as required by Applicable Laws, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

14. Transferability of Awards.

(a) Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift to Family Members, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

(b) Prohibition Against an Award Transfer Program. Notwithstanding anything to the contrary in the Plan, in no event will the Administrator have the right to determine and implement the terms and conditions of any Award Transfer Program without shareholder approval.

15. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits set forth in Sections 3, 6, 7, 8, 9 and 10 of the Plan.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control. In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines without a Participant’s consent, including, without limitation, that (i) Awards will be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger of Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this subsection (c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights that are not assumed or substituted for, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock, Restricted Stock Units, and Performance Shares/Units not assumed or substituted for will lapse, and, with respect to Awards with performance-based vesting not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted for in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Restricted Stock Unit, Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award (or in the case of an Award settled in cash, the number of implied shares determined by dividing the value of the Award by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this subsection (c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this subsection (c) to the contrary, if a payment under an Award Agreement is subject to Section 409A of the Code and if the change in control definition contained in the Award Agreement or other agreement related to the Award does not comply with the definition of “change in control” for purposes of a distribution under Section 409A of the Code, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Section 409A of the Code without triggering any penalties applicable under Section 409A of the Code.

16. Tax Withholding.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the statutory amount required to be withheld, (c) delivering to the Company already-owned Shares having a Fair Market Value equal to the statutory amount required to be withheld, provided the delivery of such Shares will not result in any adverse accounting consequences as the Administrator determines in its sole discretion, (d) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld, or (e) retaining from salary or other amounts payable to the Participant cash having a sufficient value to satisfy the amount required to be withheld. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

17. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

18. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

19. Term of Plan. The Plan became effective as of June 13, 2011. The Plan will continue in effect for a term of ten (10) years from the earlier of the date the Plan is: (a) adopted by the Board or (b) approved by shareholders, unless terminated earlier under Section 20 of the Plan.

20. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b) Shareholder Approval. The Company will obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

21. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

22. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

23. Shareholder Approval. The Plan, as amended and restated herein, will be subject to approval by the shareholders of the Company at the Company’s 2013 annual meeting of shareholders. Such shareholder approval will be obtained in the manner and to the degree required under Applicable Laws.

Appendix E

SAREPTA THERAPEUTICS, INC.

2013 EMPLOYEE STOCK PURCHASE PLAN

Sarepta Therapeutics, Inc., an Oregon corporation (the “Company”), hereby adopts the Sarepta Therapeutics, Inc. 2013 Employee Stock Purchase Plan (the “Plan”), effective as of the Effective Date (as defined herein).

1. Purpose. The purposes of the Plan are as follows:

(a) To assist employees of the Company and its Designated Subsidiaries (as defined below) in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended.

(b) To help employees provide for their future security and to encourage them to remain in the employment of the Company and its Designated Subsidiaries.

2. Definitions.

(a) “Administrator” shall mean the administrator of the Plan, as determined pursuant to Section 14 hereof.

(b) “Board” shall mean the Board of Directors of the Company.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d) “Committee” shall mean the committee appointed to administer the Plan pursuant to Section 14 hereof.

(e) “Common Stock” shall mean the common stock of the Company. “Common Stock” shall also include (i) the common stock of the surviving corporation in any consolidation, merger or reincorporation effected exclusively to change the domicile of the Company and (ii) such other securities of the Company that may be substituted for Common Stock pursuant to Section 19 hereof.

(f) “Company” shall mean Sarepta Therapeutics, Inc., an Oregon corporation, or any successor corporation (including, without limitation, the surviving corporation in any consolidation, merger or reincorporation effected exclusively to change the domicile of the Company).

(g) “Compensation” shall mean all base regular earnings and commissions, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, expense reimbursements, fringe benefits and other compensation.

(h) “Designated Subsidiary” shall mean any Subsidiary which has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan. The Administrator may designate, or terminate the designation of, a subsidiary as a Designated Subsidiary without the approval of the stockholders of the Company.

(i) “Effective Date” shall mean the date the Plan is adopted by the Board, subject to its approval by stockholders of the Company in accordance with the Company’s bylaws, articles of incorporation and applicable state law within twelve months of the date the Plan is adopted by the Board.

(j) “Eligible Employee” shall mean an Employee of the Company or a Designated Subsidiary: (i) who does not, immediately after the option is granted, own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company, a Parent or a Subsidiary (as determined under Section 423(b)(3) of the Code); (ii) whose customary employment is for more than twenty (20) hours per week; and (iii) whose customary employment is for more than five (5) months in any calendar year. For purposes of clause (i), the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an employee may purchase under outstanding options shall be treated as stock owned by the employee. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-7(h)(2). Where the period of leave exceeds three months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the three month and one day anniversary of such leave.

(k) “Employee” shall mean any person who renders services to the Company or a Subsidiary in the status of an employee within the meaning of Code Section 3401(c). “Employee” shall not include any director of the Company or a Subsidiary who does not render services to the Company or a Subsidiary in the status of an employee within the meaning of Code Section 3401(c).

(l) “Enrollment Date” shall mean the first Trading Day of each Offering Period.

(m) “Exercise Date” except as provided in Section 19, shall mean the last Trading Day of each Purchase Period.

(n) “Fair Market Value” shall mean, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for such date, or if no bids or sales were reported for such date, then the closing sales price (or the closing bid, if no sales were reported) on the trading date immediately prior to such date during which a bid or sale occurred, in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on such date, or if no closing bid and asked prices were reported for such date, the date immediately prior to such date during which closing bid and asked prices were quoted for the Common Stock, in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(o) “Offering Period” shall mean subject to Section 24, beginning on March 1, 2014, each approximately twenty-four (24) month period commencing on any March 1 and September 1 (and terminating on the last Trading Day in the periods ending twenty-four (24) months later). Notwithstanding the foregoing, the first Offering Period under the Plan shall commence on July 1, 2013 and continue until August 31, 2015. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan, but in no event may an Offering Period have a duration in excess of twenty-seven (27) months.

(p) “Parent” means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the determination, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(q) “Plan” shall mean this Sarepta Therapeutics, Inc. 2013 Employee Stock Purchase Plan.

(r) “Purchase Period” shall mean, beginning March 1, 2014, the approximately six (6) month period commencing after one Exercise Date and ending with the next Exercise Date, commencing on each March 1 and September 1 within each Offering Period, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date. Notwithstanding the foregoing, the initial Purchase Period for the initial Offering Period shall commence on July 1, 2013 and continue until February 28, 2014.

(s) “Purchase Price” shall mean 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided, however, that the Purchase Price may be adjusted by the Administrator pursuant to Section 19 hereof; provided, further, that the Purchase Price shall not be less than the par value of a share of Common Stock.

(t) “Subsidiary” shall mean any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the determination, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(u) “Trading Day” shall mean a day on which national stock exchanges are open for trading.

3. Eligibility.

(a) Any Eligible Employee who shall be employed by the Company or a Designated Subsidiary on a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of Section 5 hereof and the limitations imposed by Section 423(b) of the Code.

(b) Each person who, during the course of an Offering Period, first becomes an Eligible Employee subsequent to the Enrollment Date will be eligible to become a participant in the Plan on the first day of the first Purchase Period following the day on which such person becomes an Eligible Employee, subject to the requirements of Section 5 hereof and the limitations imposed by Section 423(b) of the Code.

(c) No Eligible Employee shall be granted an option under the Plan which permits his rights to purchase stock under the Plan, and to purchase stock under all other employee stock purchase plans of the Company, any Parent or any Subsidiary subject to the Section 423 of the Code, to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time the option is granted) for each calendar year in which the option is outstanding at any time. For purposes of the limitation imposed by this subsection, the right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year, the right to purchase stock under an option accrues at the rate provided in the option, but in no case may such rate exceed $25,000 of fair market value of such stock (determined at the time such option is granted) for any one calendar year, and a right to purchase stock which has accrued under an option may not be carried over to any option. This limitation shall be applied in accordance with Section 423(b)(8) of the Code and the Treasury Regulations thereunder.

4. Offering Periods. Subject to Section 24, the Plan shall be implemented by consecutive, overlapping Offering Periods which shall continue until the Plan expires or is terminated in accordance with Section 20 hereof. The Administrator shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter. In no event may an Offering Period exceed twenty-seven (27) months in duration.

5. Participation.

(a) An Eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in a form acceptable to the Administrator and filing it with the Company’s payroll office fifteen (15) days (or such shorter or longer period as may be determined by the Administrator, in its sole discretion) prior to the applicable Enrollment Date.

(c) Each person who, during the course of an Offering Period, first becomes an Eligible Employee subsequent to the Enrollment Date will be eligible to become a participant in the Plan on the first day of the first Purchase Period following the day on which such person becomes an Eligible Employee. Such person may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in a form acceptable to the Administrator and filing it with the Company’s payroll office fifteen (15) days (or such shorter or longer period as may be determined by the Administrator, in its sole discretion) prior to the first day of any Purchase Period during the Offering Period in which such person becomes an Eligible Employee. The rights granted to such participant shall have the same characteristics as any rights originally granted during that Offering Period except that the first day of the Purchase Period in which such person initially participates in the Plan shall be the “Enrollment Date” for all purposes for such person, including determination of the Purchase Price.

(d) Except as provided in subsection (a) hereof, payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

(e) During a leave of absence approved by the Company or a Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-1(h)(2), a participant may continue to participate in the Plan by making cash payments to the Company on each pay day equal to the amount of the participant’s payroll deductions under the Plan for the pay day immediately preceding the first day of such participant’s leave of absence. If a leave of absence is unapproved or fails to meet the requirements of Treasury Regulation Section 1.421-1(h)(2), the participant will cease automatically to participate in the Plan. In such event, the Company will automatically cease to deduct the participant’s payroll under the Plan. The Company will pay to the participant his or her total payroll deductions for the Purchase Period, in cash in one lump sum (without interest), as soon as practicable after the participant ceases to participate in the Plan.

(f) A participant’s completion of a subscription agreement will enroll such participant in the Plan for each successive Purchase Period and each subsequent Offering Period on the terms contained therein until the participant either submits a new subscription agreement, withdraws from participation under the Plan as provided in Section 10 hereof or otherwise becomes ineligible to participate in the Plan.

(g) The subscription agreement(s) used in connection with the Plan shall be in a form prescribed by the Administrator, and the Administrator may, in its sole discretion, determine whether such agreement shall be submitted in written or electronic form.

6. Payroll Deductions.

(a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount from one percent (1%) to fifteen (15%) of the Compensation which he or she receives on each pay day during the Offering Period.

(b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

(c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions only one time during a Purchase Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. If a participant desires to increase or decrease the rate of payroll deductions more than one time during a Purchase Period, he or she may do so effective for the next Purchase Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Administrator may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company’s receipt of the new subscription agreement (or such shorter or longer period as may be determined by the Administrator, in its sole discretion).

(d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(c) hereof, a participant’s payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period.

(e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

7. Grant of Option. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such participant’s payroll deductions accumulated prior to such Exercise Date and retained in the participant’s account as of the Exercise Date by the applicable Purchase Price; provided, however, that in no event shall a participant be permitted to purchase during each Offering Period more than one thousand six hundred (1,600) shares of the Company’s Common Stock (subject to any adjustment pursuant to Section 19 hereof) and during each Purchase Period more than eight hundred (800) shares of the Company’s Common Stock (subject to any adjustment pursuant to Section 19 hereof); and provided, further, that such purchase shall be subject to the limitations set forth in Sections 3(c) and 13 hereof. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company’s Common Stock a participant may purchase during each Purchase Period and Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof or otherwise becomes ineligible to participate in the Plan. The option shall expire on the last day of the Offering Period.

8. Exercise of Option.

(a) Unless a participant withdraws from the Plan as provided in Section 10 hereof or otherwise becomes ineligible to participate in the Plan, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Purchase Period or Offering Period. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

(b) If the Administrator determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 hereof. The Company may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date. The balance of the amount credited to the account of each participant which has not been applied to the purchase of shares of stock shall be paid to such participant in one lump sum in cash as soon as reasonably practicable after the Exercise Date, without any interest thereon.

9. Deposit of Shares. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company may arrange for the deposit, into each participant’s account with any broker designated by the Company to administer this Plan, of the number of shares purchased upon exercise of his or her option.

10. Withdrawal.

(a) A participant may withdraw all but not less than all of the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in a form acceptable to the Administrator. All of the participant’s payroll deductions credited to his or her account during the Offering Period shall be paid to such participant as soon as reasonably practicable after receipt of notice of withdrawal and such participant’s option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

(b) A participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

11. Termination of Employment. Upon a participant’s ceasing to be an Eligible Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the Offering Period and not used to exercise such Eligible Employee’s option shall be paid to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, as soon as reasonably practicable and such participant’s option for the Offering Period shall be automatically terminated.

12. Interest. No interest shall accrue on the payroll deductions or lump sum contributions of a participant in the Plan.

13. Shares Subject to Plan.

(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be two hundred fifty thousand (250,000) shares.

(b) If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for issuance under the Plan. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

(c) With respect to shares of stock subject to an option granted under the Plan, a participant shall not be deemed to be a stockholder of the Company, and the participant shall not have any of the rights or privileges of a stockholder, until such shares have been issued to the participant or his or her nominee following exercise of the participant’s option. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein.

14. Administration.

(a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee as set forth below. The Board may delegate administration of the Plan to a Committee comprised of two or more members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and which is otherwise constituted to comply with applicable law, and the term “Committee” shall apply to any persons to whom such authority has been delegated, provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 14(a) or otherwise provided in the charter of the Committee. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The governance of the Committee shall be subject to the charter of the Committee as approved by the Board. References in this Plan to the “Administrator” shall mean the Board unless administration is delegated to a Committee or subcommittee, in which case references in this Plan to the Administrator shall thereafter be to the Committee or subcommittee.

(b) It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with the provisions of the Plan. The Administrator shall have the power to interpret the Plan and the terms of the options and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Administrator at its option may utilize the services of an agent to assist in the administration of the Plan including establishing and maintaining an individual securities account under the Plan for each participant. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

(c) All expenses and liabilities incurred by the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Administrator, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all participants, the Company and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the options, and all members of the Board shall be fully protected by the Company in respect to any such action, determination, or interpretation.

15. Designation of Beneficiary.

(a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an

Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b) Such designation of a beneficiary may be changed by the participant at any time by written notice to the Company. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

16. Transferability. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

17. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

18. Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

19. Adjustments. Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option, the maximum number of shares each participant may purchase each Offering Period and Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date shall be before the effective date of the Company’s proposed dissolution or liquidation. The Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

(c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a New Exercise Date and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the effective date of the Company’s proposed sale or merger. The Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

20. Amendment or Termination.

(a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination shall affect options previously granted, provided that an Offering Period may be terminated by the Board if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19 hereof and this Section 20, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant without the consent of such participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval of any amendment in such a manner and to such a degree as required.

(b) Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

(c) In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

(ii) shortening any Offering Period so that the Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Administrator action; and

(iii) allocating shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

21. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22. Conditions to Issuance of Shares. The Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of options prior to fulfillment of all the following conditions:

(a) The admission of such shares to listing on all stock exchanges, if any, on which the Common Stock is then listed; and

(b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

(d) The payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the option; and

(e) The lapse of such reasonable period of time following the exercise of the option as the Administrator may from time to time establish for reasons of administrative convenience.

23. Term of Plan. Subject to approval by the Company’s stockholders, the Plan shall become effective as of the Effective Date. The Plan shall be deemed to be approved by the Company’s stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company in accordance with applicable law and the applicable provisions of the Company’s bylaws. Subject to approval by the stockholders of the Company in accordance with this Section 23, the Plan shall be in effect until the tenth (10th) anniversary of the date of the initial adoption of the Plan by the Board, unless sooner terminated under Section 20 hereof.

24. Automatic Transfer to Low Price Offering Period. To the extent permitted by any applicable laws, regulations, or stock exchange rules, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then (i) a new twenty-four (24) month Offering Period will automatically begin on the first trading day following that Exercise Date, and (ii) all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

25. Equal Rights and Privileges. All Eligible Employees of the Company (or of any Designated Subsidiary) will have equal rights and privileges under this Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code or applicable Treasury regulations thereunder. Any provision of this Plan that is inconsistent with Section 423 of the Code or applicable Treasury regulations will, without further act or amendment by the Company, the Board or the Administrator, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code or applicable Treasury regulations.

26. Section 409A. The options to purchase shares of Common Stock under the Plan are not intended to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code. However, if at any time the Administrator determines that the options may be subject to Section 409A of the Code, the Administrator shall have the right, in its sole discretion, to amend the Plan and any outstanding options as it may determine is necessary or desirable either to exempt the options from the application of Section 409A of the Code or to cause the options to comply with the requirements of Section 409A of the Code.

27. No Employment Rights. Nothing in the Plan shall be construed to give any person (including any Eligible Employee or participant) the right to remain in the employ of the Company, a Parent or a Subsidiary or to affect the right of the Company, any Parent or any Subsidiary to terminate the employment of any person (including any Eligible Employee or participant) at any time, with or without cause.

28. Notice of Disposition of Shares. Each participant shall give prompt notice to the Company of any disposition or other transfer of any shares of stock purchased upon exercise of an option if such disposition or transfer is made: (a) within two (2) years from the Enrollment Date of the Offering Period in which the shares were purchased or (b) within one (1) year after the Exercise Date on which such shares were purchased. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the participant in such disposition or other transfer.

29. Governing Law. The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of Oregon without regard to otherwise governing principles of conflicts of law.

* * * * *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Sarepta Therapeutics, Inc. on                     , 2013.

* * * * *

I hereby certify that the foregoing Plan was approved by the stockholders of Sarepta Therapeutics, Inc. on                     , 2013.

Executed on this      day of                     , 2013.

Corporate Secretary

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on June 3, 2013.

Vote by Internet • Go to www.envisionreports.com/SRPT • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Vote by telephone

•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone

•	Follow the instructions provided by the recorded message

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposals — The Board of Directors recommends a vote “FOR” all the nominees listed and “FOR” Proposals 2 – 6.

1.	ELECTION OF DIRECTORS. Elect the following three Group II directors to hold office until the 2015 annual meeting of shareholders, or until their successors are earlier elected and qualified:	+

		For	Withhold				For	Withhold		For	Withhold
	01 - M. Kathleen Behrens, Ph.D.	☐	☐	02 - Anthony Chase			☐	☐	03 - John Hodgman	☐	☐

				For	Against	Abstain					For	Against	Abstain
2.	APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM OREGON TO DELAWARE.			☐	☐	☐	3.	APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2011 EQUITY INCENTIVE PLAN.			☐	☐	☐

4.	APPROVAL OF 2013 EMPLOYEE STOCK PURCHASE PLAN.			☐	☐	☐	5.	ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION.			☐	☐	☐
6.	RATIFICATION OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR YEAR ENDING DECEMBER 31, 2013.			☐	☐	☐

B	Non-Voting Items
Change of Address — Please print new address below.							Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

Important notice regarding the Internet availability of proxy materials for the 2013 Annual Meeting of Shareholders.

The Proxy Statement and the 2012 Annual Report to Shareholders are available at:

http://www.envisionreports.com/SRPT

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   ▼

Proxy — SAREPTA THERAPEUTICS, INC.

2013 Annual Meeting of Shareholders – June 4, 2013

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Christopher Garabedian and David Tyronne Howton, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Sarepta Therapeutics, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the 2013 Annual Meeting of Shareholders of the company to be held June 4, 2013 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS AND “FOR” ITEMS 2, 3, 4, 5 AND 6.

(Continued and to be marked, dated and signed, on the other side)